UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Soliciting Material under §240.14a-12

ECOLAB INC.

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, please be advised that Ecolab Inc. intends to release definitive copies of this Proxy Statement to stockholders beginning on or about March 25, 2025.

ECOLAB®

PERFORMANCE. GROWTH. INNOVATION.

NOTICE OF 2025 ANNUAL MEETING AND PROXY STATEMENT

OUR PURPOSE
An innovative and trusted partner at millions of customer locations, Ecolab Inc. is a global sustainability leader offering water, hygiene and infection prevention solutions and services that help protect people and the resources vital to life. Customers in more than 40 industries choose Ecolab’s comprehensive science-based solutions, data-driven insights and world-class service to advance food safety, maintain clean and safe environments and optimize water and energy use.
Protecting people and the resources vital to life
Building on a century of innovation, our 48,000 associates deliver solutions designed to improve operational efficiencies and sustainability for customers in the food, healthcare, life sciences, hospitality and industrial markets in more than 170 countries around the world. We are united by our purpose to make the world cleaner, safer and healthier — helping businesses succeed while protecting people and vital resources.	Helping customers succeed
From hotels, restaurants and healthcare facilities to food and beverage plants, manufacturing plants and power generation facilities across the globe, Ecolab’s 25,000-strong sales-and-service team uses innovative solutions to help solve the most pressing challenges our customers face. Many of the world’s leading companies rely on Ecolab to help ensure product quality and guest satisfaction, maintain brand reputation and advance progress toward their operational and sustainability goals.	Providing personalized service
We believe Ecolab’s ultimate competitive advantage is found in our industry-leading sales-and-service force. Every customer challenge is unique, which is why we partner with customers in their facilities, providing innovative solutions, digital technologies and insights.	Developing innovative solutions
Our team of approximately 3,000 scientists, engineers, technical specialists and digital specialists create innovative solutions, including antimicrobials, dispensing and monitoring, personal and environmental hygiene, polymers, surfactants, solid chemistry, water management and data analytics, working to improve operational efficiency, product quality and safety for our customers.
THE VALUE WE DELIVER — Growing Fast with Positive Impact
We grow fast by enabling the best outcomes for people, planet, and business health, and working to deliver long-term value to customers and stockholders.

PEOPLE HEALTH	PLANET HEALTH	BUSINESS HEALTH
Help people thrive by protecting their individual health, the food they eat, and the spaces where they live and work	Help the planet thrive by protecting the earth’s climate and its most valuable resource: water	Help businesses thrive by protecting their reputations and their bottom line

Millions of Customer Locations	100+ Year History of Innovation	Team of 48,000 Associates	$21.7M donated in 2024

A Message from Ecolab’s Chairman and Chief Executive Officer
DEAR FELLOW STOCKHOLDER:
2024 was a record-breaking year for Ecolab.
Thanks to the best sales and service team in the business, we delivered record sales, record adjusted earnings per share, record operating income margins and record free cash flow by taking care of our customers. Our team’s unparalleled reach and unique capabilities have protected the health of 1.4 billion people, conserved water equivalent to the drinking needs of nearly 800 million people, safeguarded a third of the world’s processed food production, and supported more than a fifth of the world’s power production. And we delivered our best year ever the right way, being named the most admired company in our industry and one of the world’s most ethical companies for the 19th consecutive year.
Ecolab’s performance was impressive and broad-based:
▪
Industrial accelerated its performance, generating strong new business wins while exploring emerging micro-electronics and global high-tech opportunities.

▪
Institutional & Specialty delivered impressive growth in a down market, helping our restaurant and lodging customers improve performance, optimize labor and reduce costs.

▪
Healthcare & Life Sciences refocused on the infection prevention and instrument reprocessing needs of hospital customers, while continuing to emerge as a future leader in the fast-growing biotechnology sector.

▪
Pest Elimination delivered robust performance, as it made sizable investments in the scalable digital capabilities that will support future growth.

This success is the product of the passion and expertise of 48,000 Ecolab associates serving at millions of customer locations across more than 170 countries around the world. We believe the rich diversity of our associates, customers and communities around the world is our strength. That’s why we draw a direct connection between our best year ever and the most engaged and inclusive workforce in our history.
While I am proud of what our winning team achieved in 2024, I am just as excited for what lies ahead as we invest in our people and the solutions that will fuel our continued growth. New digital technologies will extend the positive impact of our sales and service team, with Artificial Intelligence powered dish machines, circular water systems and connected pest management delivering new insights and value for our customers.
The world is also at a moment of incredible change and opportunity, as it makes the transition to Artificial Intelligence. This evolution will reward those who can successfully address the resource constraints presented by a power- and water-intensive technology. These demands play into Ecolab’s strengths, and we are perfectly positioned to address the water and cooling needs of this high-growth industry.
I look forward to sharing more detailed updates at our upcoming Annual Meeting of Stockholders. You can find details of the business to be addressed in our Notice of Annual Meeting and the Proxy Statement. I invite you to join the live webcast at 12:30 p.m. Central Time on May 8, 2025 and make your vote count. To attend, vote and submit questions, please visit www.virtualshareholdermeeting.com/ECL2025 and enter the 16-digit control number found in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card.
A fascinating chapter has just begun, and Ecolab’s services and solutions have never been more relevant. We have a solid growth formula in place, the right plan to invest in our business, and a winning people strategy that will fuel continued high performance for the years ahead.
I thank you for your investment in Ecolab and your continued belief in our team.
Christophe Beck
Chairman & CEO

Thanks to the best sales and service team in the business, we delivered record sales, record adjusted earnings per share, record operating income margins and record free cash flow by taking care of our customers.”

A Message from Ecolab’s Lead Independent Director
DEAR FELLOW STOCKHOLDER:
As lead independent director, and on behalf of all Ecolab independent directors, I invite you to join the Company’s Annual Meeting of Stockholders on May 8, 2025, where you will hear important updates about Ecolab’s performance and have the opportunity to vote on the proposals included in the Notice of Annual Meeting and Proxy Statement.
As we reflect on another outstanding year for Ecolab, the Board of Directors would like to extend our heartfelt thanks to the Company’s 48,000 associates. Under the capable leadership of Christophe and his executive team, Ecolab has consistently met high expectations, delivered positive impacts for our customers and provided sustained returns for its shareholders.
By the end of the year, the Company achieved record sales, adjusted earnings per share, operating income margins and free cash flow. This performance underpinned the Board’s confidence as we approved a 14% increase in our quarterly cash dividend — the 33rd consecutive annual dividend increase.
We have made positive changes to the Board, adding new directors with a range of perspectives and expertise to support the Company’s growth ambitions.
In February 2024, we welcomed Judson Althoff as an independent director and member of the Audit and Finance Committees. With Ecolab building a new global high-tech business and furthering our digital programs, Judson’s global executive and technology experience at Microsoft has proven to be a valuable addition.
In February 2025, we welcomed Michel Doukeris, Chief Executive Officer of AB InBev, as an independent director. Michel’s experience leading a major global company and his deep knowledge of complex operations, world-class branding of innovative products and winning in consumer industries will make him a tremendous asset to the Board.
We also look forward to welcoming another independent director in Marion Gross, currently Executive Vice President and Global Chief Supply Chain Officer at McDonald’s. Marion has extensive international business expertise with specialist knowledge of global supply chains and the foodservice industry. Marion plans to retire from her current executive role prior to her election to the Ecolab Board.
Together, these directors will offer a wealth of knowledge and insights that will help guide Ecolab’s growth strategy.
In February 2025, Arthur Higgins informed the Board that he would not stand for re-election at the Annual Meeting. Arthur has provided so much to our Board and to Ecolab, consistently offering independent advice based on his knowledge of the healthcare and life sciences sectors. He has been a valued colleague, and we thank him for his many significant contributions to the Company.
As Lead Independent Director, I work to serve the best interests of Ecolab’s shareholders by ensuring that your independent directors provide critical oversight and are closely involved in the Company’s major strategic decisions. On behalf of the Board, I have also worked to represent your interests by actively seeking and responding to feedback from our investors to align Ecolab’s strategies with their interests and expectations.
Finally, the Board would like to thank you for your continued confidence in our Company. We have the privilege of witnessing firsthand the many reasons why that confidence is well placed. Ecolab has a history of delivering innovation and high performance, even in uncertain times. The company has the right strategy, leadership and structure to build on its record year and deliver continued shareholder returns.
David W. MacLennan
Lead Independent Director
The Board would like to thank you for your continued confidence in our Company. We have the privilege of witnessing firsthand the many reasons why that confidence is well placed.”

Notice of 2025 Annual Meeting
TO THE STOCKHOLDERS OF ECOLAB INC.
The Annual Meeting of Stockholders of Ecolab Inc. will be held virtually on Thursday, May 8, 2025, at 12:30 p.m., Central Time, by means of a live webcast. We will vote on the matters described below, which are more fully explained in the Proxy Statement. Our Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting at a physical location.
MEETING INFORMATION
DATE AND TIME
Thursday, May 8, 2025 12:30 p.m., Central Time
VIRTUAL MEETING
To attend the Annual Meeting visit www.virtualshareholdermeeting.com/
ECL2025 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card and follow the prompts.
You will be able to participate in the virtual annual meeting online, vote your shares electronically and submit questions during the meeting. For more information on how to vote, see “Voting Procedures” in the General Information section starting on page 83 of the Proxy Statement.

WHO MAY VOTE
Our Board of Directors has fixed the close of business on March 11, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.
PROPOSALS		BOARD RECOMMENDATION	SEE PAGE
1	Election of 13 director nominees named in the Proxy Statement to a one-year term ending in May 2026	FOR each director nominee	12
2	Approval, on an advisory basis, of the compensation of our named executive officers disclosed in the Proxy Statement	FOR	39
3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year ending December 31, 2025	FOR	78
4	Approval of amendments to the Ecolab Inc. Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware Law	FOR	81
5	Transaction of such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof

By Order of the Board of Directors, Jandeen M. Boone EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY March 25, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	This Notice of 2025 Annual Meeting, Proxy Statement and Annual Report to Stockholders of Ecolab Inc. are available at www.proxyvote.com.
YOUR VOTE IS IMPORTANT! PLEASE SUBMIT YOUR PROXY TODAY.
Your vote is a valuable part of the investment made in our Company and is the best way to influence corporate governance and decision-making. Please take time to read the enclosed materials and vote!
Please vote as promptly as possible by using any of the following methods:
INTERNET	TELEPHONE	MAIL	MOBILE DEVICE

You may vote by proxy by visiting www.proxyvote.com and entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. The availability of online voting may depend on the voting procedures of the organization that holds your shares.
	Call 1-800-690-6903 using any touch-tone telephone	Mark, sign, and date your proxy card or voting instruction form and return it in the postage-paid envelope	Scan the QR code using your mobile device to go to www.proxyvote.com

You can also vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ECL2025, entering the 16-digit control number, and following the instructions. For more detailed Information, see the section entitled “Voting Procedures” beginning on page 83.

Proposal 2 — Advisory Vote to Approve Named Executive Officer Compensation	39
Compensation & Human Capital Management Committee Report	40
Compensation Discussion and Analysis	41
Executive Summary	41
Compensation Philosophy and Process	44
Program Elements	47
Other Compensation Policies and Considerations	54
Compensation Risk Analysis	56
Compensation Tables	57
Summary Compensation Table for 2024	57
Grants of Plan-Based Awards for 2024	59
Outstanding Equity Awards at Fiscal Year-End for 2024	61
Option Exercises and Stock Vested for 2024	63
Pension Benefits for 2024	64
Non-Qualified Deferred Compensation for 2024	67
Potential Payments Upon Termination or Change in Control	68
Pay versus Performance	72
Financial Performance Measures	74
Description of Relationships between Information Presented	74
Pay Ratio Disclosure	76
Equity Compensation Plan Information	77
AUDIT-RELATED MATTERS	78
Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm	78
Audit Committee Report	79
Audit Fees	80
CHARTER AMENDMENTS	81
Proposal 4 — Approval of Amendments to the Ecolab Inc. Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law	81
Purpose and Effect of the Proposed Amendments	81
Additional Information	82
GENERAL INFORMATION	83
Questions and Answers about the Annual Meeting	83
Voting Procedures	83
Quorum, Abstentions, and Broker Non-Votes	84
Vote Tabulation	85
Voting by Plan Participants	86
List of Registered Stockholders	86
Other Information	86
APPENDIX A	90
APPENDIX B	91

Proxy Summary
This proxy summary is intended to provide a broad overview of the items that you will find elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement carefully before voting. We are first making this Proxy Statement and accompanying form of proxy available to our stockholders on March 25, 2025. References made below to “Ecolab,” “the Company,” “we,” “our,” or “us” are to Ecolab Inc.
BUSINESS HIGHLIGHTS
OUR 2024 BUSINESS PERFORMANCE HIGHLIGHTS*
Reported Sales Growth	Organic Sales Growth	Reported OI Margin Expansion	Organic OI Margin Expansion	Reported EPS Growth	Adjusted Diluted EPS Growth
3%	4%	480 bps	290 bps	54%	28%

*
Organic Sales, Organic OI Margin and Adjusted Diluted EPS are non-GAAP financial measures. See Appendix B for reconciliation information of these Non-GAAP financial measures to U.S. GAAP.

Organic sales grew 4% with all segments delivering growth.
This solid performance reflected continued value pricing backed by leading customer value, strong new business wins, and breakthrough innovation that helps our customers improve their performance while also reducing their operating costs.

Our team generated upper single-digit organic sales growth in the Institutional & Specialty and Pest Elimination segments while our Industrial and Healthcare & Life Sciences segments delivered solid growth.

We generated 26% organic operating income growth as strong value pricing, lower delivered product costs, and higher volumes were partially offset by investments in the business.
Innovation continues to drive our growth and in 2024, we launched our largest innovation pipeline, including our Direct-to-Chip cooling program for AI data centers. This comprehensive cooling and fluids management program provides data centers enhanced cooling efficiencies while improving reliability, operational uptime, and optimized water management for the most demanding applications.

1      ECOLAB PROXY STATEMENT 2025

Proxy Summary
AWARDS AND RECOGNITION
Recognized for commitment to sustainable and responsible corporate practices	Dow Jones Sustainability Indices Ranked on the 2024 World and North American Indices	EcoVadis Gold Medal 9th consecutive year
	Ethisphere’s 2024 World’s Most Ethical Companies 19th consecutive year — every year since its inception	FT4Good Index Series Included in the series of benchmark and tradable indexes for ESG investors
	Forbes 2024 Top 50 Sustainability Leaders List	MSCI AAA ESG Rating

Recognized for efforts toward the global good	JUST Capital & CNBC’S 2024 America’s Most JUST Companies 4th consecutive year on the JUST 100 List	Selling Power’s 2024 60 Best Companies to Sell For Ranked # 18 9th consecutive year

Recognized as an employer of choice	DEI’S 2024 Disability Equality Index 4th year	2024 Corporate Award for Outstanding Commitment
	Fair360’s 2024 List of Top Companies for Diversity 5th year	HRC’s 2025 Best Places to Work for LGBTQ+ Equality 12th consecutive year with 100 on Corporate Equity Index

Recognized as a leader in voluntary, transparent reporting	Global Reporting Initiative Reporting since 2005	CDP A Lists A Rankings for Climate Change and Water Security. Reporting since 2006
	Sustainability Accounting Standards Board Reporting since 2016	Task Force On Climate-Related Disclosures Reporting since 2018
ECOLAB PROXY STATEMENT 2025       2

Proxy Summary
OUR PURSUIT OF SUSTAINABLE VALUE CREATION
Ecolab’s expertise puts us at the crossroads of some of the world’s most pressing macrotrends. Across the value chain, we work to address the demands of shifting demographics, public health, climate change and water resiliency. At Ecolab, we see global challenges not as disruptive hurdles, rather as opportunities to reinforce our powerful business model to drive change, helping businesses succeed while protecting people and vital resources.
We do this in ways big and small — from providing more water- and energy-efficient dish machines to local restaurants and hotels, to reducing water use for data centers, auto manufacturers and power plants that service the globe. In each case, we deliver comprehensive science-based solutions, data-driven insights and world-class service to advance food safety, maintain clean and safe environments, optimize water and energy use and improve operational efficiencies.
And as the world continues to seek solutions to evolving, pressing problems, we are prepared to solve them today, together with our customers and communities. In short, we are doing well by doing good.
Empowering Customers to Achieve Outcomes
Ecolab helps our customers do more with less. With a combination of science and service, we deliver outcomes that benefit customers and communities. We call this our eROISM value: the return on investment, or eROI, from customers’ improved performance, operational efficiency and sustainable impact. And as we grow our business, we further amplify our impact.

Through Ecolab’s proprietary eROI approach, which calculates the exponential return on our customers’ investment in our products and services, we measure the positive impact of our solutions. eROI helps customers quantify their return while enabling them to plan and track their progress across a range of performance and environmental goals.

In 2023, we helped customers:
OUR APPROACH

The Board uses a framework for key risks and opportunities considered to be most relevant to our long-term sustainability. This framework is informed by the 21 core metrics and disclosures outlined in the World Economic Forum (“WEF”) report entitled, Measuring Stakeholder Capitalism: Towards Common Metrics and Consistent Reporting of Sustainable Value Creation. Our framework aligns with the four themes in the WEF report — People, Planet, Prosperity and Principles of Governance. Responsibility for oversight of the metrics and disclosures included in the framework were assigned to the Board and its Committees through our Corporate Governance Principles, Committee Charters, and Core Agendas, based on the expertise of each Committee. Each year, the Board and its Committees review our Corporate Governance Principles, Committee Charters, and Core Agendas for alignment to the environmental stewardship, social responsibility, and sustainable business practices we aspire to achieve in accordance with this framework.

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Proxy Summary
THE FOUR PILLARS FROM THE WEF REPORT “MEASURING STAKEHOLDER CAPITALISM: TOWARDS COMMON METRICS AND CONSISTENT REPORTING OF SUSTAINABLE VALUE CREATION”
PRINCIPLES OF GOVERNANCE	PLANET	PEOPLE	PROSPERITY
The definition of governance is evolving as organizations are increasingly expected to define and embed their purpose at the center of their business. But the principles of agency, accountability, and stewardship continue to be vital for truly “good governance.”	An ambition to protect the planet from degradation, including through sustainable consumption and production, sustainably managing its natural resources and taking urgent action on climate change, so that it can support the needs of the present and future generations.	An ambition to end poverty and hunger, in all their forms and dimensions, and to ensure that all human beings can fulfil their potential in dignity and equality and in a healthy environment.	An ambition to ensure that all human beings can enjoy prosperous and fulfilling lives and that economic, social and technological progress occurs in harmony with nature.
Source: www.sustainabilityknowledgegroup.com/measuring-stakeholder-capitalism
BOARD OVERSIGHT
Our Board has oversight of these efforts. Our Safety, Health and Environment (“SH&E”) Committee plays a prominent part in this oversight, with responsibility for reviewing and overseeing our sustainability policies, programs, and practices that affect, or could affect, our employees, customers, stockholders, and neighboring communities.
The SH&E Committee’s work is informed by our Sustainability Executive Advisory Team, led by the Senior Vice President and Chief Sustainability Officer. The Sustainability Executive Advisory Team monitors the risks and opportunities related to climate change and water stress, as well as our overall sustainability performance by collaborating with the global SH&E, supply chain, regulatory, and corporate risk departments. The SH&E Committee receives regular updates from management on the Company’s sustainability goals and activities.
For example, the SH&E Committee’s sustainability reviews include: overall climate-related risks and progress towards Ecolab’s approved Science Based Climate Target aligned to a 1.5°C pathway to achieve net zero emissions by 2050, and actions to implement the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”).
In 2024, the SH&E Committee received updates on Ecolab’s climate-related risks and opportunity assessment, undertaken in alignment with best practices of the TCFD, the results of which are currently being used to develop adaptation and mitigation plans for relevant climate change risks. Other committees of the Board, such as the Audit Committee, Governance Committee and the Compensation & Human Capital Management Committee follow a similar process for the sustainability and social responsibility topics over which they exercise oversight. The Board receives an annual presentation from members of the Sustainability Executive Advisory Team on our progress against our sustainability goals, and implementation of projects and related activities, which includes management of water and climate-related issues, as appropriate. The Committees also report to the Board on their activities related to these topics. These activities contribute to the Board’s oversight of sustainability, climate- and water-related issues.
SUSTAINABILITY EXECUTIVE ADVISORY TEAM			BOARD OF DIRECTORS
	AUDIT COMMITTEE	GOVERNANCE COMMITTEE

	COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE	SAFETY, HEALTH & ENVIRONMENT COMMITTEE
ECOLAB PROXY STATEMENT 2025       4

Proxy Summary
RECENT ACCOMPLISHMENTS
Environmental Stewardship

In 2024, management reported to the SH&E Committee regarding Ecolab’s progress toward its climate and water impact goals, including sourcing 100% of electricity needs for our European sites through a renewable energy partnership with asset management firm Low Carbon, furthering North American fleet electrification efforts through partnership with Ford ProTM, and progress in improving the water efficiency of operations, reducing wastewater and mitigating water risks. Management also reported to the SH&E Committee regarding Ecolab’s program for monitoring key biodiversity areas.

Here are some highlights of our efforts in 2024:
Water Leadership and Partnerships

Ecolab affirmed our commitment as a founding member of the Water Resilience Coalition (WRC), which has now grown to 39 companies with a market capitalization of over $4.8T. We also joined Microsoft, Starbucks and Xylem in investing nearly $100 million in the WaterEquity Water & Climate Resilience Fund I.

As Basin Champion for one of the WRC’s priority basins — California — we convened corporations, nonprofits and governmental bodies at the California Water Resilience Initiative’s (CWRI) second annual forum with the aim of driving water resilience and shoring up the potential water supply gap by 2030 and 2040.

As part of our efforts to reach Net Positive Water Impact, we achieved Alliance for Water Stewardship (AWS) certifications at three Ecolab facilities, bringing our total AWS-certified facility count to 13 across Brazil, Chile, Mexico, and the United States.

Climate Leadership and Action

Ecolab’s climate targets were validated by the Science-Based Targets initiative (STBi). This validation covers both near- and long-term greenhouse gas emissions targets, reinforcing our commitment to achieving net-zero emissions across our value chain by 2050.

Ecolab, in partnership with the renewable energy company Low Carbon, successfully completed the Mörknässkogen wind farm project. The electricity produced by the wind farm allows Ecolab to cover the electricity used across all European sites, including 15 major offices, 26 manufacturing facilities, and seven research, development & engineering centers.

Ecolab played a significant role in advancing Sustainable Aviation Fuel (SAF) through involvement in the Minnesota SAF Hub. This coalition aims to develop a fully integrated SAF supply chain within Minnesota. Ecolab is part of a “Demand Consortium” that has committed to purchasing the first several million gallons of SAF each year, starting in the second half of 2025.

Social Responsibility
For over a century we have believed that doing the right thing, the right way, was good for business. This remains unchanged. More than ever, we believe that we will continue to grow fast by growing our net positive impact on people and the planet and by growing our teams. We believe that Ecolab’s long-term success, world-class innovation and best-in-class performance have
5      ECOLAB PROXY STATEMENT 2025

Proxy Summary
benefited from a workplace that increasingly matches our end markets, and where individuals from all backgrounds are encouraged to reach their full potential. We believe in providing training and career development opportunities to all employees and in compensating and rewarding our employees based on merit and equitably.
HUMAN CAPITAL MANAGEMENT HIGHLIGHTS
38%	of all new management-level hires globally were women in 2024	39%	of all new management-level hires in the U.S. were people of color in 2024
We also invested significant amounts of time and money in the growth and development of our associates globally.
603,553 HOURS	39 HOURS	$294
Collectively, total hours that employees spent in learning & development	On average, total hours of training & development we gave each of our global employees	The average training & development expenditure per full-time employee
We primarily engage with the communities in which we operate through the Ecolab Foundation. Since 1986, the Ecolab Foundation has implemented community impact programs to support communities where our employees live and work, focusing on giving to local non-profit organizations in the areas of:
▪ youth and education	▪ arts and culture
▪ civic and community development	▪ environment, conservation, and water
Through this work, we engage in direct dialogue with a variety of community groups to understand what matters most and incorporate their feedback into our approach.
2024 IMPACT
$6M	to organizations that supported education, basic needs, and job training
78%	of grants were aligned to our 2030 Impact aspirations, with focused support for organizations advancing social equity
Governance
We believe that strong and effective corporate governance is essential to our overall success and are committed to maintaining a corporate governance structure that promotes long-term stockholder value and supports Ecolab’s policies and programs that affect, or could affect, our employees, customers, stockholders, and neighboring communities. Our Board reviews our major governance policies, practices and processes regularly in the context of current corporate governance trends, investor feedback, regulatory changes and recognized best practices. Our focus on governance carries through the organization and is an important part of Ecolab’s corporate culture.
POSITIVE IMPACT ON COMPANY CULTURE
Nearly 100% Annual Code of Conduct Training Completion	100% Regional Compliance Professional Coverage	Recognized as one of the World’s most Ethical Companies for 19th consecutive years
ECOLAB PROXY STATEMENT 2025       6

Proxy Summary
STOCKHOLDER OUTREACH AND ENGAGEMENT
We recognize the value of, and are committed to, engaging with our stockholders. We believe strong corporate governance includes proactive outreach and engagement with our stockholders on a regular basis and in a variety of settings throughout the year to better understand the issues that are important to them. These opportunities enable us to learn about matters important to our stockholders, driving improvements in our policies, communications and other areas. As part of our stockholder engagement program, our senior management team engaged with over 1,900 investors during 2024 on a variety of topics in a number of forums including quarterly earnings calls, investor and industry conferences, roadshows, analyst meetings, our annual corporate sustainability conference, and individual corporate governance and sustainability-related discussions with stockholders. In 2024, our Lead Independent Director also participated in conversations with stockholders representing approximately 37% of our shares.
OUR YEAR-ROUND STOCKHOLDER ENGAGEMENT PROGRAM
STOCKHOLDER ENGAGEMENT RELATED TO ANNUAL MEETING
INVESTORS CONTACTED	DISCUSSIONS HELD	PRIMARY TOPICS DISCUSSED
32 INVESTORS	17 INVESTORS	Governance and Oversight	Executive Compensation
Representing 52% Outstanding Shares	Representing 42% Outstanding Shares	Sustainability Programs	Human Capital Governance
7      ECOLAB PROXY STATEMENT 2025

Proxy Summary
WHO PARTICIPATED
▪ Lead Independent Director ▪ Senior Management ▪ Investor Relations ▪ Corporate Secretary
WHAT WE HEARD	HOW WE RESPONDED
Executive Compensation Program ▪ Stockholders indicated in 2024 that the changes we made in 2023 to our executive compensation program were responsive to their feedback.	▪ The Compensation & Human Capital Management Committee retained the overall structure and philosophy of our compensation plans and programs in 2024.

Governance
▪
Our stockholders generally support the current Board leadership structure that has a combined Chairman/CEO and a strong Lead Independent Director.

▪
Stockholders remain interested in the Board’s refreshment efforts, indicating support for our ongoing, deliberate approach to refreshment.

▪
Information about the Lead Independent Director’s duties is on page 24.

▪
The Lead Independent Director participated in calls with stockholders representing 37% of Ecolab’s outstanding stock, further demonstrating the Board’s independence.

▪
The refreshment process is led by the Governance Committee as described on page 12.

Sustainability and Human Capital ▪ Stockholders expressed support for our sustainability focus and the resources we direct towards attracting, retaining and developing our employees.	▪ We remain committed to our sustainability focus and to creating an engaging and inclusive culture.
ECOLAB PROXY STATEMENT 2025       8

Proxy Summary
BOARD OF DIRECTORS OVERVIEW
DIRECTOR NOMINEES
The Board of Directors is asking you to elect 13 director nominees. The table below provides summary information about the nominees. A nominee will only be elected if the number of votes cast for the nominee’s election is greater than the number of votes cast against the nominee. For more information, see page 85.
NAME	PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	OTHER PUBLIC COMPANY BOARDS
Judson B. Althoff	Executive Vice President & Chief Commercial Officer, Microsoft Corporation	52	2024		0
Shari L. Ballard	CEO, Minnesota United FC	58	2018		0
Christophe Beck	Chairman and CEO, Ecolab Inc.	57	2020		1
Michel D. Doukeris	CEO, Anheuser-Busch InBev SA/NV	51	2025		2*
Eric M. Green	Chairman, President, and CEO, West Pharmaceutical Services, Inc.	55	2022		1
Marion K. Gross	Executive Vice President and Global Chief Supply Chain Officer, McDonald’s Corporation	64	2025**		0
Michael Larson	Chief Investment Officer to William H. Gates III	65	2012		3
David W. MacLennan	Former Chairman and CEO, Cargill, Incorporated	65	2015		1
Tracy B. McKibben	Founder and CEO, MAC Energy Advisors LLC	55	2015		1
Lionel L. Nowell III	Former Senior Vice President and Treasurer, PepsiCo, Inc.	70	2018		2
Victoria J. Reich	Former Senior Vice President and CFO, Essendant Inc.	67	2009		2
Suzanne M. Vautrinot	President, Kilovolt Consulting, Inc.; retired Major General of the U.S. Air Force	65	2014		3
John J. Zillmer	CEO and Director, Aramark	69	2006		2
Chairman of the Board of Directors	Lead Independent Director

*
As an integral part of his job duties as CEO of Anheuser-Busch InBev SA/NV (“AB InBev”), Mr. Doukeris sits on the boards of two publicly traded companies that are majority owned and controlled by AB InBev.

**
Ms. Gross will retire from McDonald’s Corporation prior to her appointment to the Board of Directors. Ms. Gross is expected to be appointed to the Board after her retirement and before the Annual Meeting.

9      ECOLAB PROXY STATEMENT 2025

Proxy Summary
BOARD COMPOSITION AFTER THE ANNUAL MEETING
CORPORATE GOVERNANCE HIGHLIGHTS

Qualified and Engaged Board
Board Independence
Strong Lead Independent Director
Pay for Performance
Robust Shareholder Rights
Extensive Stockholder Engagement
Board Refreshment
Transparent Disclosures
Annual Election of Directors

12 of 13 director nominees are independent	Regular and deliberate Board of Directors refreshment, resulting in balanced tenure
We have a Lead Independent Director with robust duties who is selected by the independent directors	Our Code of Conduct reflects principles, values and expectations that align with our mission and culture
Board leadership rotations — rotated 80% of committee chairs since 2021	Robust stockholder rights, including market-standard proxy access, and the ability of stockholders to call a special meeting and act by written consent
ECOLAB PROXY STATEMENT 2025       10

Proxy Summary
COMPENSATION HIGHLIGHTS
COMPENSATION PROGRAM OBJECTIVES AND PHILOSOPHY
Support our corporate vision and long-term financial objectives	Communicate the importance of business results	Retain and motivate executives important to our success	Reward executives for contributions at a level reflecting our performance
COMPENSATION ELEMENT	2024 ACTIONS AND RESULTS
BASE SALARIES
▪
For 2024, our CEO received a 3.8% merit increase, and other NEOs received 4.0% merit increases. The merit increases for our NEOs were in line with the principles and metrics used to deliver the Company’s U.S. salary increases broadly.

ANNUAL CASH INCENTIVES
▪
Our CEO received a bonus payout that was capped at 200% of target as a result of achieving adjusted diluted EPS above the maximum performance level.

▪
Other NEOs received a bonus payout that was capped at 200% of target, in each case based on adjusted diluted EPS and other performance measures applicable to them.

LONG-TERM INCENTIVES
▪
60% of long-term equity incentive awards consisted of PBRSUs and 40% consisted of stock options. The overall target values of these awards were near or within the median range of our size-adjusted competitive market for each NEO, other than Mr. Duijser.

▪
The PBRSUs granted in December 2024 for the 2024-2026 performance period:

▪
utilize organic ROIC as the performance measure;

▪
incorporate a maximum performance payout of 200% for overperformance; and

▪
include a relative TSR modifier.

▪
The 2022-2024 PBRSUs paid out at 100% of target award opportunities based upon adjusted ROIC performance, which was the performance measure for PBRSU grants made prior to 2023.

We believe that our long-term equity incentive program, which typically accounts for at least half of our NEOs’ total annual compensation, is an effective tool in aligning our executives’ interests with those of our stockholders and in incentivizing long-term value creation.
For more information on our compensation philosophy and process, see page 44.
11      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
PROPOSAL 1 — ELECTION OF DIRECTORS	The Board of Directors recommends a vote FOR the election of each of the 13 nominees named in this Proxy Statement to a one-year term ending in 2026.
DIRECTOR NOMINEES
The Governance Committee of our Board of Directors has nominated the 13 persons named on the following pages for election at the 2025 Annual Meeting. If elected, the nominees will hold office as directors from election until the next Annual Meeting of Stockholders or until their successors are elected and qualified or until their death, resignation or removal. All of the nominees are currently Company directors who were appointed by stockholders at the 2024 Annual Meeting, except for Mr. Doukeris and Ms. Gross. Mr. Doukeris was elected to the Board effective February 20, 2025, and Ms. Gross is expected to be appointed to the Board after her retirement from McDonald’s Corporation and before the 2025 Annual Meeting. Committee assignments for Mr. Doukeris and Ms. Gross will be determined at a later date. Both nominees were initially referred by an external search firm that was retained to identify potential candidates, recommended by the Governance Committee and interviewed by independent members of the Board. We would like to thank our valued colleague, Arthur J. Higgins, who is not standing for re-election, for his service and valuable contributions to the Board.
DIRECTOR SELECTION PROCESS
Our Governance Committee leads all efforts related to Board refreshment. Each year, our Governance Committee reviews its Board membership qualifications and assesses the composition of the Board against these criteria, with a focus towards ensuring that the Board includes directors who possess the necessary backgrounds, experiences, and knowledge, offer a range of perspectives, and demonstrate independent judgment. The Governance Committee seeks to ensure that directors have a wide range of professional and personal skills that will support meaningful contributions to the strategic vision of the Company and oversight of business risks. We believe directors with such diversity of skills and experiences provide a deeper and better understanding of our customers and the business environments in which they operate, our end markets, and our associate experiences in the global workforce. The Committee also considers possible conflicts of interest, and any other factors it determines appropriate to meeting the needs of the Board at that particular time. Accordingly, and as set forth in the Governance Committee charter and the Corporate Governance Principles, the Governance Committee will identify, evaluate and recommend, and the Board nominates, candidates for election or re-election to the Board, based on criteria including the following:
▪
the highest standards of personal and professional integrity

▪
the ability and judgment to serve the long-term interest of our stockholders

▪
relevant background, professional expertise and experience relevant to our business that will contribute to the overall effectiveness of the Board

▪
broad business and social perspective

▪
demonstrated independence of thought and judgment

▪
the ability to communicate openly with other directors and to meaningfully participate in the Board’s decision-making process

▪
commitment to serve on the Board for a period of time that ensures continuity and sufficient time to develop knowledge about our business

▪
willingness to devote appropriate time and effort to fulfilling the duties and responsibilities of a Board member

▪
the ability and willingness to objectively appraise the performance of management

▪
any other factors the Committee deems appropriate to meeting the needs of the Board at that particular time

Under our Corporate Governance Principles, the preferable size of the Board is between 11 and 15 members, in order to facilitate effective discussion and decision-making, adequate staffing of Board Committees, and a desired mix of diversified experience and background. Effective as of the Annual Meeting, the size of our Board of Directors will be 13 members.
ECOLAB PROXY STATEMENT 2025       12

Corporate Governance and Board Matters
DIRECTOR RECRUITMENT PROCESS

Board composition is continuously analyzed to ensure alignment with strategy	Candidate recommendations are identified with input from directors, management, and other stakeholders	The Governance Committee screens qualifications, considers expertise and experience, interviews potential candidates, and recommends nominees	Board of Directors evaluates candidates, reviews conflicts and independence, interviews recommended candidates, and selects nominees	Stockholders vote on nominees at our Annual Meeting of Stockholders	Regular and deliberate refreshment resulting in balanced tenure and experience needed by the Company
DIRECTOR NOMINEE EXPERIENCE AND QUALIFICATIONS
The Board of Directors and the Governance Committee believes our director nominees possess the broad and diverse skills, experience, and background required to oversee management of our large and complex global business and to carry out their responsibilities as directors. The following chart provides a snapshot of the experience, expertise, and skills of our director nominees and our Board as a whole.
Director Experience, Expertise, and Skills
Our Board believes these experiences, expertise, and skills contribute to effective oversight of our strategy and operations and are aligned with our long-term business strategies.
DIRECTOR EXPERIENCE, EXPERTISE, AND SKILLS	IMPORTANCE TO ECOLAB
CEO experience	CEO experience provides proven experience driving change and growth, managing risk, and setting and executing corporate strategy.
Industry experience
This experience offers valuable insight into the market, technology, and operations of our largest businesses, including the Industrial business, Institutional & Specialty business, Healthcare & Life Sciences business, and Pest Elimination business.

Global business operations	With 47% of sales outside the U.S., knowledge of global business operations is critical to assessing our business risks and opportunities.
Science / innovation	Experience solving problems as an engineer or scientist offers insights into technical innovations driving our corporate growth.
Accounting / financial expertise	The Board aims to have several members who qualify as financial experts to oversee management’s preparation of financial statements and internal accounting controls.
Human capital management	The Board values experience relevant to understanding our global employee population and related risks, as well as executive compensation expertise.
Water / energy	This expertise offers important insight into our strategic and operational goals to drive growth and higher returns through products that help customers achieve responsible water and energy use.
Digital / cybersecurity	Expertise in digital and cybersecurity fields supports oversight of our digital product offerings, as well as effective monitoring of cybersecurity, privacy and similar risks.
Supply chain and manufacturing	Supply chain experience offers insight about efficient operations, capital needs, and production strategies and perspective on our safety and sustainability initiatives.
Public company corporate governance	Experience on one or more other public company boards offers additional perspective on key governance and risk issues facing large corporations.
M&A	Experience with mergers, acquisitions, and divestitures offers insight into the strategic, operational, and financial impact of these transactions.
13      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
The following matrix highlights the mix of key skills and expertise, that among other factors, led the Board and the Governance Committee to recommend these nominees for election to the Board. The matrix is intended to depict notable areas of focus for each director nominee. The absence of a mark does not mean that a particular director does not possess that qualification or skill.
DIRECTORS
DIRECTOR EXPERIENCE, EXPERTISE, AND SKILLS	ALTHOFF	BALLARD	BECK	DOUKERIS	GREEN	GROSS	LARSON	MACLENNAN	MCKIBBEN	NOWELL	REICH	VAUTRINOT	ZILLMER
CEO experience
Industry experience
Global business operations
Science / innovation
Accounting / financial expertise
Human capital management
Water / energy
Digital / cybersecurity
Supply chain and manufacturing
Public company corporate governance
M&A
The following charts illustrate the Board composition after the Annual Meeting.
ECOLAB PROXY STATEMENT 2025       14

Corporate Governance and Board Matters
Our Board selected these 13 director nominees based on their diverse set of backgrounds, skills, and experiences, which align with our business strategy and contribute to the effective oversight of Ecolab.
In nominating Mr. Zillmer, the Board has once again evaluated Mr. Zillmer’s continued service as the Non-Executive Chairman of CSX Corporation and his current role as CEO and board member of Aramark. Our Board recognizes that certain proxy advisors and stockholders have raised questions about the public company commitments for Mr. Zillmer. Mr. Zillmer has been highly engaged since joining our Board in 2006 and in 2024 attended 100% of the Board meetings and 100% of meetings of committees on which he serves. Mr. Zillmer is a fully active participant in our Board meetings and deliberations, is readily available for consultation with other independent directors, is a recognized leader among the Board for his responsiveness in between meetings, and serves an important role in the strong, independent oversight of management. Mr. Zillmer’s deep knowledge of the Company’s Institutional business, significant public company board experience and his proven leadership as CEO of three different companies over the course of his career are all highly valued by Ecolab and its Board of Directors. Our Board strongly believes that Mr. Zillmer has demonstrated, and will continue to demonstrate, his ability to devote the sufficient time and capacity needed to carry out his obligations as a Board member for Ecolab including in his role as a member of the Compensation & Human Capital Management and Finance Committees. After thorough consideration and assessment of Mr. Zillmer’s ongoing performance as an Ecolab Board member including Board evaluations submitted by each independent director, the Board unanimously recommends the re-election of Mr. Zillmer at the Annual Meeting.
The Board of Directors has no reason to believe that any of the named nominees is not available or will not serve if elected. If, for any reason, any nominee becomes unavailable for election prior to our Annual Meeting, the proxies solicited by our Board of Directors will be voted for such substituted nominee as is selected by our Board of Directors, or our Board of Directors, at its option, may reduce the number of directors constituting the entire Board.
15      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
These are the Board’s nominees for the Board of Directors, as recommended by the Governance Committee:
JUDSON B. ALTHOFF
Committee Membership ▪ Audit ▪ Finance Age 52 Director since 2024 Independent
Reasons for Nomination
Mr. Althoff leads a large, global commercial workforce at one of the world’s preeminent technology and digital innovation companies.
Mr. Althoff has demonstrated success managing complex commercial, financial and sales operations across a global business. The Board benefits from his deep knowledge of artificial intelligence, cloud computing and the global technology ecosystem.
Mr. Althoff’s experience growing commercial sales at scale through customer-focused innovations provides an important perspective for Ecolab’s growth strategy. His high-tech expertise contributes to the Board’s oversight of the strategy and risks associated with Ecolab’s technology investments and digital capabilities.

Career Highlights
Microsoft Corporation, a technology company
▪
EVP & Chief Commercial Officer (2020-present)

▪
EVP Worldwide Commercial Business (2016-2020)

▪
President, Microsoft North America (2013-2016)

Oracle Corporation
▪
SVP Worldwide Alliances & Channels Embedded Sales (2009-2012)

Education
▪
MS, Mechanical Engineering, Illinois Institute of Technology

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Global business operations
Science / innovation
Human capital management
Digital / cybersecurity
SHARI L. BALLARD
Committee Membership ▪ Audit ▪ Safety, Health & Environment Age 58 Director since 2018 Independent
Reasons for Nomination
Ms. Ballard is a seasoned executive with deep brand-building expertise, whose background enables her to contribute significant strategic insight into growing Ecolab’s businesses and developing talent.
Ms. Ballard has extensive experience growing large, geographically dispersed businesses through her focus on deep customer relationships and talent management.
As a current CEO, she has demonstrated business strategy execution, a strong track record of success in brand management and the ability to transform businesses. Ms. Ballard also provides the Board with expertise in e-commerce, as well as extensive talent management experience at large scale, international organizations. In addition to her corporate functional experience in human resources, call centers, and real estate, she has held several international roles, which included responsibility for transformation efforts in Canada, China, Europe, and Mexico.

Career Highlights
Minnesota United FC, the professional soccer team of Minnesota
▪
Chief Executive Officer (2021-present)

Best Buy Co., Inc., a consumer electronics retail company
▪
Advisor (2018-2019)

▪
Senior Executive Vice President and President, Multi-Channel Retail, with responsibility for all U.S. Best Buy stores

▪
e-commerce, customer call centers, Best Buy Mexico and real estate strategy (2017-2018)

▪
President, U.S. Retail (2014-2017)

▪
Chief Human Resources Officer (2013-2016)

▪
President — Americas, with responsibility for business in the U.S. and Mexico (2010-2012)

▪
President — International, with responsibility for business in Canada, China, Europe, and Mexico (2002-2014)

Education
▪
BA, University of Michigan-Flint

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Human capital management
Digital / cybersecurity
Public company corporate governance
M&A
ECOLAB PROXY STATEMENT 2025       16

Corporate Governance and Board Matters
CHRISTOPHE BECK
Committee Membership ▪ Safety, Health & Environment Age 57 Director since 2020 Not Independent | Chairman and CEO
Reasons for Nomination
Mr. Beck has deep and direct knowledge of Ecolab’s businesses and operations, including its mission to deliver on its growth, performance and sustainability programs.
Mr. Beck has 30 years of global marketing, sales, and management experience in Europe, Asia, and North America, including 17 years at Ecolab where he held leadership roles within the Industrial, Nalco Water, International and Institutional businesses, and oversaw the integration of the Nalco acquisition.
In addition, his experience at Nestlé included senior leadership positions where he ran several of the company’s major businesses.
Mr. Beck’s strong scientific and technological background and deep understanding of Ecolab’s products and innovations provides a perspective that is valued by the Board in setting growth and sustainable profitable growth strategies.

Career Highlights
Ecolab Inc.
▪
Chairman and Chief Executive Officer (2022-present)

▪
Chairman, Chief Executive Officer and President (2022)

▪
Chief Executive Officer (2021-2022)

▪
President and Chief Operating Officer (2019-2020)

▪
Served in several senior leadership roles within the Industrial, Nalco Water, International, and Institutional operations (2007-2019)

Nestlé
▪
Served as a senior executive for 16 years

European Space Agency
▪
Worked on the European space shuttle project HERMES

Industry Recognition
▪
Nominated as a Young Global Leader of the World Economic Forum in 2006, for his accomplishments and commitment to shape a better world

Education
▪
MS, Mechanical Engineering & Aerodynamics, École polytechnique fédérale de Lausanne

Other Directorships — Current
▪
Delta Air Lines, Inc. (2025-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Global business operations
Science / innovation
Water / energy
Digital / cybersecurity
MICHEL D. DOUKERIS
Committee Membership None Age 51 Director since 2025 Independent
Reasons for Nomination
Mr. Doukeris brings to the Board extensive global business experience and deep industry experience relevant to Ecolab’s businesses.
As CEO of AB InBev, he manages a large and complex global company. Through leadership positions with AB InBev in the United States, Asia and South America, Mr. Doukeris has gained extensive global leadership and operational experience in the food and beverage industry, allowing him to provide valuable insight to Ecolab’s Water, Institutional and Pest businesses. Mr. Doukeris has demonstrated ability to lead talent and drive business results globally in both developed and developing markets.
Additionally, AB InBev operates in many environments with water scarcity challenges; Mr. Doukeris has led his company in recent efforts focused on sustainability. This experience will provide Ecolab with insights to help advance our customers’ sustainability initiatives.

Career Highlights
AB InBev, a multinational beverage company and the largest brewer in the world. AB InBev has a global production, sales and distribution footprint, with a focus on sustainable operations.
▪
Chief Executive Officer (2021-present)

▪
President, North America Zone (2018-2021)

▪
Global Chief Sales Officer (2016-2017)

▪
President, Asia Pacific Zone (2012-2016)

▪
President, China (2010-2012)

▪
Ambev, S.A. (Brazil), various positions (1996-2010)

Education
▪
B.S. Chemical Engineering, Federal University of Santa Catarina

▪
Master’s Degree in Marketing, Fundação Getulio Vargas

▪
Post-graduate programs in Marketing and Marketing Strategy, Kellogg School of Management and Wharton Business School

Other Directorships — Current
As an integral part of his role as CEO of AB InBev, Mr. Doukeris serves on the following boards:
▪
Ambev S.A., majority-owned and controlled subsidiary of AB InBev, publicly traded on Brazil stock exchange and NYSE (2021-present)

▪
Budweiser Brewing Company APAC Limited, majority-owned and controlled subsidiary of AB InBev, publicly traded on Hong Kong stock exchange (2021-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Industry experience
Global business operations
Human capital management
Water / energy
17      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
ERIC M. GREEN
Committee Membership ▪ Compensation & Human Capital Management (Chair) ▪ Governance Age 55 Director since 2022 Independent
Reasons for Nomination
Mr. Green offers the Board global operational experience and extensive knowledge of the healthcare and life sciences industries.
With nearly 30 years of experience leading global pharma services and life science companies, Mr. Green has a deep understanding of business operations in these industries. His knowledge contributes to the Board’s oversight of risk in the highly regulated life sciences business and also offers insight into the business’ strategic opportunities.
His perspective on compensation and talent management in a technical and competitive market also contributes to the Board’s oversight of Ecolab’s talent management and succession planning. Mr. Green also provides relevant knowledge and insight into business practices within a global manufacturing and distribution environment.

Career Highlights
West Pharmaceutical Services, Inc., a manufacturer of packaging components and delivery systems for injectable drugs and healthcare products
▪
Chairman (2022-present)

▪
President and Chief Executive Officer (2015-present)

Sigma-Aldrich Corporation
▪
Executive Vice President and President for the Research Markets business unit (2013-2015)

▪
Served in multiple regional, commercial, and operational leadership roles around the world during a 20-year career

Education
▪
Bachelor’s degree in chemistry from Bethel University in St. Paul, Minnesota

▪
Master of Business Administration from the Olin Business School-Washington University in St. Louis, Missouri

Other Directorships — Current
▪
West Pharmaceutical Services, Inc. (2015-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Industry experience
Global business operations
Human capital management
Supply chain and manufacturing
MARION K. GROSS
Committee Membership None Age 64 Director since 2025 Independent
Reasons for Nomination
Throughout Ms. Gross’ distinguished career as a supply chain executive, she has gained extensive leadership experience in the areas of manufacturing, safety, and sustainability.
She offers the Board insights into enterprise risk management related to production and transportation operations, supply chain digitalization, sustainability, business resiliency and international trade. Ms. Gross’ experience in one of Ecolab’s key customer markets —  quick service restaurants — will also contribute to her oversight of Ecolab’s business strategy.
She has significant human capital management experience, successfully leading large and diverse global teams and contributing to corporate governance of human capital and safety matters.

Career Highlights
McDonald’s Corporation, the world’s leading quick-service restaurant brand, that franchises and operates restaurants globally
▪
Executive Vice President, Global Chief Supply Chain Officer (2022-2025)

▪
Senior Vice President, North America Supply Chain and US Sustainability (2013-2022)

▪
Various leadership positions in supply chain and business affairs (2003-2013)

Education
▪
Bachelor of Science Degree in Transportation & Physical Distribution from Western Illinois University

▪
Certificate on Leadership in the Global Enterprise Program from Thunderbird, The American Graduate School of International Management

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Global business operations
Human capital management
Water / energy
Supply chain and manufacturing
ECOLAB PROXY STATEMENT 2025       18

Corporate Governance and Board Matters
MICHAEL LARSON
Committee Membership ▪ Finance (Chair) ▪ Safety, Health & Environment Age 65 Director since 2012 Independent
Reasons for Nomination
Mr. Larson has deep investment expertise and broad understanding of the capital markets, business cycles and capital efficiency, and allocation practices.
As a professional investor and as the chief investment officer of Ecolab’s largest stockholder, Mr. Larson provides the Board with a long-term stockholder perspective and more than three decades of investment acumen. Together with his years of service as a public company board member, Mr. Larson’s experience as a long-term investor in several multi-national industrial companies has given him deep corporate governance expertise and a well-informed view on the unique strategic issues faced by companies such as Ecolab. His background offers the Board important insights into capital allocation, Ecolab’s financial risks and opportunities, the financial issues facing large industrial corporations.
Throughout his career, Mr. Larson has gained extensive experience related to advancing corporate sustainability and employee safety initiatives.

Career Highlights
Cascade Investment, L.L.C., the investment office for William H. Gates III, and the Gates Foundation Trust
▪
Chief Investment Officer, responsible for Mr. Gates’ non-Microsoft investments, as well as the investment assets of the Gates Foundation Trust (1994-present)

Education
▪
BA, Economics, Claremont McKenna College

▪
MBA, University of Chicago

Other Directorships — Current
▪
Fomento Económico Mexicano, S.A.B. de C.V. (2011-present)

▪
Republic Services, Inc. (2009-present)

▪
Member and Trustee of several Western Asset Management closed-end and mutual funds (2004-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Accounting / financial expertise
Human capital management
Public company corporate governance
M&A

DAVID W. MACLENNAN
Committee Membership ▪ Compensation & Human Capital Management ▪ Governance (Chair) Age 65 Director since 2015 Independent | Lead Independent Director
Reasons for Nomination
Mr. MacLennan’s experience in various top leadership positions at Cargill, one of the world’s largest multinational companies, enables him to contribute invaluable strategic insights, exercise strong risk and financial management skills, and provide significant strategic planning insights to the Board.
His background guiding a large, complex, global organization in the role of CEO and Chairman of the board at Cargill, as well as his service as a director on the Caterpillar board, provides a wealth of corporate governance expertise relevant to his role as the Lead Independent Director and Chair of the Governance Committee.
In addition, his deep knowledge of the food production industry is valuable to the Board in assessing strategic business opportunities and addressing global supply chain risks.

Career Highlights
Cargill, Incorporated, a privately held company and world-leading producer and marketer of food, agricultural, financial, and industrial products and services
▪
Executive Chair of the Board (2023)

▪
Chairman of the Board (2015-2022)

▪
Chief Executive Officer (2013-2022)

▪
Chief Operating Officer (2011-2013)

▪
Chief Financial Officer (2008-2011)

▪
President, Cargill Energy (2002-2008)

▪
Served in the Financial Markets Division in the Minneapolis and London offices (1991-2000)

USBancorp Piper Jaffray
▪
President of Fixed Income Capital Markets, based in Minneapolis (2000-2002)

Chicago Board of Trade and Board of Options Exchange
▪
Member, in the futures and securities sector in Chicago

Education
▪
BA. English, Amherst College

▪
MBA, Finance, University of Chicago

Other Directorships — Current
▪
Caterpillar (2021-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Industry experience
Global business operations
Accounting / financial expertise
Supply chain and manufacturing
19      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
TRACY B. MCKIBBEN
Committee Membership ▪ Compensation & Human Capital Management ▪ Governance Age 55 Director since 2015 Independent
Reasons for Nomination
Ms. McKibben is an international energy and environmental technology expert with a focus on innovation that drives environmental impact in the areas of alternative and renewable energy, clean technology, water, infrastructure, and sustainability management.
Ms. McKibben’s considerable strategic experience advising energy companies and multinational corporations on strategic investments, M&A, and energy policy helps the Board shape Ecolab’s business strategy and oversee the company’s risks. She also offers her insight into driving corporate performance through successful human capital and compensation strategies.
Ms. McKibben also has gained extensive public sector and international experience working at the U.S. Department of Commerce and within the National Security Council at The White House where she advised the President of the United States, Cabinet Secretaries and other senior officials on various matters. This experience provides the Board with insights to address the challenges associated with Ecolab’s global business operations.

Career Highlights
MAC Energy Advisors LLC, an investment and operating company that, along with its associated funds, focuses on environmentally-conscious energy and infrastructure assets that provide carbon-reducing and sustainable solutions across a global platform
▪
Founder and Chief Executive Officer (2010-present)

Citigroup Global Markets
▪
Managing Director and Head of Environmental Banking Strategy (2007-2009)

National Security Council at the White House
▪
Director of European Economic Affairs and EU Relations and Acting Senior Director for European Affairs (2003-2007)

U.S. Department of Commerce
▪
Served in various senior advisory roles (2001-2003)

Education
▪
BA, Political Science, West Virginia State University

▪
Doctorate of Humane Letters, West Virginia State University

▪
JD, Harvard Law School

Other Directorships — Current
▪
Huntington Ingalls Industries, Inc. (2018-present)

Other Directorships — Past 5 Years
▪
Fast Radius, Inc., formerly ECP Environmental Growth Opportunities Corp. (2021-2022)

Key Skills
Global business operations
Science / innovation
Accounting / financial expertise
Water / energy
M&A
LIONEL L. NOWELL III
Committee Membership ▪ Audit (Chair) ▪ Finance Age 70 Director since 2018 Independent
Reasons for Nomination
Mr. Nowell is a highly experienced board member, with extensive financial expertise.
Mr. Nowell provides the Board with operational and financial management acumen gathered from more than 30 years in the consumer products industry, including his service as the Senior Vice President and Treasurer of a multi-national food and beverage company. His technical expertise spans the topics of corporate finance, credit and treasury, financial analysis and reporting, accounting and controls, capital markets, acquisitions / divestitures, and international business operations.
Mr. Nowell contributes to the Board strong leadership skills gained over the course of his career.
His experience over the years on various public company boards contributes strong governance skills and extensive knowledge in the areas of financial controls, strategy development and execution, and risk management.

Career Highlights
PepsiCo, Inc., a food and beverage company
▪
Senior Vice President and Treasurer (2001-2009)

▪
Executive Vice President and Chief Financial Officer, The Pepsi Bottling Group (2000-2001)

▪
Senior Vice President and Controller (1999-2000)

RJR Nabisco, Inc.
▪
Senior Vice President, Strategy and Business Development (1998-1999)

Diageo plc
▪
Held various senior financial roles at the Pillsbury division, including Chief Financial Officer of its Pillsbury North America, Pillsbury Foodservice, and Häagen-Dazs divisions (1991-1998)

Education
▪
BSBA, Finance/Accounting, The Ohio State University

Other Directorships — Current
▪
Bank of America Corporation (2013-present)

▪
Textron Inc. (2020-present)

Other Directorships — Past 5 Years
▪
American Electric Power Company (2004-2020)

Key Skills
Global business operations
Accounting / financial expertise
Water / energy
Public company corporate governance
M&A
ECOLAB PROXY STATEMENT 2025       20

Corporate Governance and Board Matters
VICTORIA J. REICH
Committee Membership ▪ Audit ▪ Governance Age 67 Director since 2009 Independent
Reasons for Nomination
With her extensive financial management background combined with her global operating experience, Ms. Reich helps inform Ecolab’s strategic vision, while providing sound financial discipline and risk management expertise.
Ms. Reich’s financial and accounting expertise provides valuable insights to the Board regarding the Company’s financial operations. Her experience on other public company boards offers a broad perspective on financial and governance matters relevant to public companies and deepens her expertise in these areas.
Ms. Reich’s executive role at Essendant also provided her with knowledge of the institutional markets, one of our largest end-markets.

Career Highlights
Essendant Inc. (formerly United Stationers Inc.)
▪
Senior Vice President and Chief Financial Officer (2007-2011)

Brunswick Corporation
▪
President — Brunswick European Group (2003-2006)

▪
Senior Vice President and Chief Financial Officer (2000-2003)

▪
Vice President and Controller (1996-2000)

General Electric Company
▪
Held various senior financial management positions (1979-1996)

Education
▪
ScB, Applied Mathematics — Economics, Brown University

Other Directorships — Current
▪
Ingredion Incorporated (2013-present)

▪
H&R Block, Inc. (2011-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Global business operations
Accounting / financial expertise
Public company / corporate governance
M&A
SUZANNE M. VAUTRINOT
Committee Membership ▪ Audit ▪ Safety, Health & Environment (Chair) Age 65 Director since 2014 Independent
Reasons for Nomination
Major General Vautrinot brings a unique perspective to the Board with her 31-year military career. Having led large and complex organizations, she provides insights into the operational challenges facing large global organizations.
As an expert in cybersecurity, she contributes to the Board’s oversight of risk in this area. In addition, General Vautrinot has significant experience in strategic planning, organizational design, and change management, which allows her to provide advice and insight to Ecolab as its business grows and develops. This focus is also relevant to her role as Chair of the Safety, Health & Environment Committee, which provides oversight and strategy for many of Ecolab’s global safety and sustainability programs, which impact all aspects of the global business.
Her experience on the corporate boards of multiple public companies also enhances her contributions in the areas of governance, strategy and risk, and opportunity assessment.

Career Highlights
Kilovolt Consulting, Inc., a cyber security consulting firm
▪
President (2013-present)

U.S. Air Force
▪
Retired Major General, Air Force (2013)

▪
Commander, 24th Air Force and Commander, Air Forces Cyber, responsible for cyber defense operations (2011-2013)

▪
Director of Plans and Policy, U.S. Cyber Command, Special Assistant to the Vice Chief of Staff — U.S. Air Force (2010-2011)

Commander USAF Recruiting Service (2006-2008)
▪
Assignments included space and cyber operations, plans and policy and strategic security

▪
Served on the Joint Staff, the staffs at major command headquarters, and Air Force headquarters

▪
Selected by military leaders and White House officials to spearhead high-profile engagements on multiple occasions

Education
▪
BS, U.S. Air Force Academy

▪
MS, University of Southern California

▪
National Security Fellow, John F. Kennedy School of Government, Harvard University

Other Directorships — Current
▪
CSX Corporation (2019-present)

▪
Wells Fargo & Company (2015-present)

▪
Parsons Corporation (2014-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
Science / innovation
Human capital management
Water / energy
Digital / cybersecurity
Public company corporate governance
21      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
JOHN J. ZILLMER
Committee Membership ▪ Compensation & Human Capital Management ▪ Finance Age 69 Director since 2006 Independent
Reasons for Nomination
Mr. Zillmer has long and proven leadership and operational experience in one of Ecolab’s largest markets.
Mr. Zillmer has extensive experience leading companies as a seasoned CEO and director, bringing to the Board his wealth of experience in setting and executing on corporate strategy and overseeing risk. He has served as CEO of three different global companies, providing a varied and deep perspective on executive management of global organizations.
Mr. Zillmer has significant operational knowledge of industries key to Ecolab’s business operations, including the chemicals manufacturing industry, food service industry, and global hygiene industry. He has proven capabilities for leading companies with large workforces and managing talent.
His current and past roles on the boards of CSX, Veritiv, Performance Food Group, Reynolds American, Univar, and Allied Waste have provided him with significant public company board governance skills and broad leadership perspective.

Career Highlights
Aramark, a global provider of food, facilities management, and uniform services
▪
Chief Executive Officer (October 2019-present)

▪
Held various senior executive positions, ultimately becoming President of Global Food and Support Services (1986-2005)

Univar Inc.
▪
Executive Chairman (2012)

▪
President and Chief Executive Officer (2009-2012)

Allied Waste Industries
▪
Chairman and Chief Executive Officer (2005-2008, when it merged with Republic Services, Inc.)

Education
▪
MBA, Northwestern University’s Kellogg School of Management

Other Directorships — Current
▪
Aramark (2019-present)

▪
CSX Corporation (2017-present)

Other Directorships — Past 5 Years
▪
Veritiv Corporation (2014-2020)

Key Skills
CEO experience
Industry experience
Human capital management
Public company corporate governance
M&A

The Board of Directors recommends a vote FOR the election of each of the 13 nominees named in this Proxy Statement to a one-year term ending in 2026.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR each of the 13 nominees named in this Proxy Statement.

ECOLAB PROXY STATEMENT 2025       22

Corporate Governance and Board Matters
CORPORATE GOVERNANCE
OVERVIEW
Our Board of Directors and our senior leadership team believe that strong and effective corporate governance is essential to our overall success. The Board is committed to maintaining a corporate governance structure that promotes long-term stockholder value and supports Ecolab’s policies and programs that affect, or could affect, our employees, customers, stockholders, and neighboring communities. Our Board reviews our major governance policies, practices and processes regularly in the context of current corporate governance trends, investor feedback, regulatory changes and recognized best practices. The following table provides an overview of our corporate governance structure and processes, including key aspects of our Board operations.
CORPORATE GOVERNANCE BEST PRACTICES
BOARD CONDUCT & OVERSIGHT	INDEPENDENCE & PARTICIPATION	STOCKHOLDER RIGHTS
Regular engagement with management on business strategy and annual approval of strategic plan	12 of 13 director nominees are independent based on New York Stock Exchange (“NYSE”) listing standards	Proxy access on market terms
Corporate governance policies addressing retirement age	Executive sessions of independent directors held at each Board and committee meeting	Stockholder ability to request special meetings at 25% threshold
Code of Conduct that applies to all directors, executive officers, and employees	Lead Independent director with robust duties	Stockholders can act by written consent
Periodic review of corporate governance best practices and developments	Directors attended 100% of the meetings of the Board and the committees on which they served	Majority voting in uncontested director elections with a director resignation policy
Significant time devoted to succession planning and leadership development	Regular Board refreshment and mix of tenure of our directors	No “poison pill”
Annual Board and committee evaluations	Periodic refreshment of committee chairs and Lead Independent Director	The Certificate of Incorporation and Bylaws do not include supermajority voting requirements to amend
Adopted policies to encourage diversity in director searches to expand the pool from which candidates are chosen, with the director nominees ultimately selected based on merit	All Committee Chairs are independent	Directors elected annually
Our directors participate in educational programs relating to corporate governance and business-related issues, and we provide funding for these activities
More details are available in our Corporate Governance Principles, which can be found on our website at www.investor.ecolab.com/
governance/corporate-governance.
DIRECTOR INDEPENDENCE
Our Corporate Governance Principles provide that the Board will have a majority of independent directors who meet the criteria required for independence under the NYSE listing standards and our Director Independence Standards. To be considered independent, the Board must determine that a director has no material relationship with the Company (including its consolidated subsidiaries). Under these standards, the Board of Directors has affirmatively determined that each of our non-management director nominees are independent. The Board of Directors also previously affirmatively determined that Arthur J. Higgins, who is not standing for re-election, is independent and, that Barbara J. Beck, who resigned from the Board effective May 2, 2024, was independent during the time that she served as a director.
The Board determined that Christophe Beck is not independent due to his current status as Chairman and Chief Executive Officer and his former status as President and Chief Operating Officer. The Board also determined that each member of the Audit Committee and the Compensation & Human Capital Management Committee meets the heightened independence standards required for such committee members under the applicable NYSE listing and Securities and Exchange Commission (“SEC”) standards.
23      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
BOARD LEADERSHIP STRUCTURE
CHRISTOPHE BECK	DAVID W. MACLENNAN
Chairman of the Board of Directors and Chief Executive Officer	Lead Independent Director
Our Board of Directors is led by Christophe Beck, our Chief Executive Officer and a member of the Board of Directors.
The Board of Directors strongly believes that independent board oversight is vital. As a result, under our corporate governance framework, our Lead Independent Director and independent directors have strong oversight of management and the Company’s governance.
As provided in our Corporate Governance Principles, the independent directors appoint a Lead Independent Director when (i) the offices of Chairman and Chief Executive Officer are held by the same person or (ii) when the Chairman is a different person than the Chief Executive Officer, but the Chairman has been determined by the Board of Directors not to be independent.
Responsibilities and powers of the Lead Independent Director, as enumerated in our Corporate Governance Principles, include:
▪
calling meetings of the independent directors

▪
presiding over meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which occur at every regularly scheduled meeting of the Board

▪
acting as a liaison between the Chairman and the independent directors

▪
reviewing and approving meeting schedules to ensure there is sufficient time for discussion of all agenda items

▪
reviewing and approving information sent to the directors

▪
reviewing and approving meeting agendas and management participants at meetings of the Board

▪
engaging with stockholders in appropriate circumstances.

As stated in our Corporate Governance Principles, the Board believes it is in the best interests of our stockholders to have a flexible policy relating to the offices of Chairman and Chief Executive Officer and whether they are to be held by one person or two. Our Board evaluates its organizational structure every year, including its leadership. The Governance Committee leads this process, taking into account the results of the Board’s review of its own effectiveness, the performance and commitments of the Chairman and Lead Independent Director, and the current needs of the Board in overseeing the strategy and risks of the Company. The Governance Committee is also responsible for Board refreshment efforts and Committee assignments, ensuring that independent directors shape the Board’s membership and operation.
Mr. Beck was first appointed as Chairman in May 2022 and Mr. MacLennan was first elected as Lead Independent Director in May 2023. The Board continues to believe that at this time, combining our CEO and chairman offices under Mr. Beck, while maintaining the important role of the Lead Independent Director, is the most appropriate leadership structure for the Company and best serves the interests of our stockholders. In making this determination, the Board considered numerous factors, including:
▪
the benefits to the decision-making process with a leader who is both Chairman and Chief Executive Officer

▪
the significant operating experience and qualifications of Mr. Beck, including 17 years at Ecolab where he held leadership roles within the Industrial, International, and Institutional businesses

▪
the importance of deep Ecolab knowledge in exercising business judgment in leading the Board

▪
the size and complexity of our business

▪
the significant business experience and tenure of our independent directors

▪
the qualifications and role of our Lead Independent Director.

EXECUTIVE SESSIONS
The independent directors meet privately at every meeting of the Board and at each Committee of the Board. The independent directors also meet in executive session at other times during Board meetings at the request of any independent director.
ECOLAB PROXY STATEMENT 2025       24

Corporate Governance and Board Matters
BOARD COMMITTEES
The Board of Directors has five standing Committees:

AUDIT COMMITTEE	COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE	FINANCE COMMITTEE	GOVERNANCE COMMITTEE	SAFETY, HEALTH & ENVIRONMENT COMMITTEE
The table below indicates the current members of each Board committee.
ECOLAB COMMITTEE MEMBERSHIP
NAME	AUDIT	COMPENSATION & HUMAN CAPITAL MANAGEMENT	FINANCE	GOVERNANCE	SAFETY, HEALTH & ENVIRONMENT
Judson B. Althoff
Shari L. Ballard
Christophe Beck
Eric M. Green
Arthur J. Higgins
Michael Larson
David W. MacLennan
Tracy B. McKibben
Lionel L. Nowell III
Victoria J. Reich
Suzanne M. Vautrinot
John J. Zillmer
Chairman of the Board of Directors	Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert
25      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
AUDIT COMMITTEE			6 MEETINGS IN 2024

Lionel L. Nowell III (Chair)	Judson B. Althoff	Shari L. Ballard	Victoria J. Reich	Suzanne M. Vautrinot
ALL MEMBERS OF THE AUDIT COMMITTEE ARE INDEPENDENT

Independence and Financial Expertise
▪
The Board of Directors has determined that each member of the Audit Committee is “independent” under applicable NYSE and SEC requirements and is “financially literate” under applicable NYSE requirements.

▪
Further, the Board has determined that each of Mr. Nowell and Ms. Reich is an “audit committee financial expert” under the SEC’s rules.

Report
▪
The Audit Committee Report begins on page 79 of this Proxy Statement.

Charter
▪
The Audit Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Monitor the quality and integrity of our consolidated financial statements and management’s financial control of operations.

▪
Monitor, review and, as applicable, approve the qualifications, independence, and performance of the independent accountants.

▪
Monitor the role and performance of the internal audit function.

▪
Monitor the Company’s compliance with legal and regulatory requirements.

▪
Monitor the Company’s cybersecurity program and related risks.

ECOLAB PROXY STATEMENT 2025       26

Corporate Governance and Board Matters
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE				5 MEETINGS IN 2024

Eric M. Green (Chair)	Arthur J. Higgins	David W. MacLennan	Tracy B. McKibben	John J. Zillmer
ALL MEMBERS OF THE COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE ARE INDEPENDENT

Independence
▪
The Board of Directors has determined that each member of the Compensation Committee is “independent” under applicable NYSE and SEC rules.

Report
▪
The Compensation & Human Capital Management Committee Report begins on page 40 of this Proxy Statement.

Charter
▪
The Compensation & Human Capital Management Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Review and approve or recommend to the Board, as applicable, the establishment, amendment, and administration of compensation plans, benefit plans and annual and long-term incentives executive officers (including the CEO).

▪
Review and approve our overall compensation policy and annual executive salary plan and annual and long-term incentives for executive officers, including CEO compensation.

▪
Review and recommend to the Board the establishment, amendment and administration of compensation plans, benefit plans, and remuneration and benefits for Directors.

▪
Administer:

▪
the Director stock option and deferred compensation plans,

▪
executive and employee stock incentive plans,

▪
stock purchase plans,

▪
cash incentive programs,

▪
compensation recovery policies, and

▪
stock retention and ownership guidelines.

▪
Review pay equity and wage level information, strategies and policies related to human capital management and material employment law matters.

FINANCE COMMITTEE			5 MEETINGS IN 2024

Michael Larson (Chair)	Judson B. Althoff	Lionel L. Nowell III	John J. Zillmer
ALL MEMBERS OF THE FINANCE COMMITTEE ARE INDEPENDENT

Independence
▪
The Board of Directors has determined that each member of the Finance Committee is “independent” under applicable NYSE rules.

Charter
▪
The Finance Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Review management’s financial and tax policies and standards.

▪
Review and recommend to the Board regarding financing requirements, including the evaluation of management’s proposals concerning funding to meet such requirements.

▪
Review and recommend to the Board management’s proposals regarding share repurchases and dividends.

▪
Review capital expenditure budget.

▪
Review adequacy of insurance coverage.

▪
Review use of derivatives to limit financial risk.

▪
Review and recommend to the Board regarding specific acquisition, divestiture, and capital expenditure projects from a financial standpoint.

▪
Review financial impact of our significant retirement plans.

27      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
GOVERNANCE COMMITTEE			5 MEETINGS IN 2024

David W. MacLennan (Chair)	Eric M. Green	Tracy B. McKibben	Victoria J. Reich
ALL MEMBERS OF THE GOVERNANCE COMMITTEE ARE INDEPENDENT

Independence
▪
The Board of Directors has determined that each member of the Governance Committee is “independent” under applicable NYSE rules.

Charter
▪
The Governance Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Lead Board refreshment activities.

▪
Conduct annual review of Board performance and effectiveness.

▪
Review organizational structure and operations of the Board.

▪
Review issues related to senior management succession.

▪
Lead the annual CEO performance review and evaluation of senior management.

▪
Review the Company’s corporate governance documents and related matters (including any necessary modifications to the Corporate Governance Principles).

▪
Review and recommend to the Board of Directors director independence determinations and evaluate related party transactions.

▪
Oversee political, charitable, and foundation contributions as well as trade association memberships.

▪
Review director orientation, training, and continuing education.

SAFETY, HEALTH & ENVIRONMENT COMMITTEE			4 MEETINGS IN 2024

Suzanne M. Vautrinot (Chair)	Shari L. Ballard	Christophe Beck	Arthur J. Higgins	Michael Larson

Independence
▪
The Board of Directors has determined that each member of the Safety, Health & Environment Committee is “independent” under applicable NYSE rules except for Mr. Beck, our Chairman and Chief Executive Officer.

Charter
▪
The Safety, Health & Environment Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Oversee the Company’s safety, health & environmental (“SH&E”) framework and organization, policies, programs, goals and practices, including SH&E risks, SH&E statistics and metrics, pending SH&E matters and industry best practices.

▪
Review personal safety policies, programs and practices.

▪
Review manufacturing process and safety policies, programs and practices, including our waste management strategies and the number of our sites located in or adjacent to protected areas and/or key biodiversity areas.

▪
Review environmental and regulatory trends, issues, and concerns which affect or could affect our SH&E practices, including:

▪
the food safety impact of our products and programs,

▪
the human health impact of our products and services and our product safety practices, and

▪
any material product liability risks.

▪
Review compliance with our stated sustainability principles as represented in our sustainability reports, including overall climate risks and progress toward the UN Global Compact Business Ambition for 1.5℃ and actions to implement the recommendations of the Task Force on Climate-related Financial Disclosure or similar bodies.

ECOLAB PROXY STATEMENT 2025       28

Corporate Governance and Board Matters
BOARD’S ROLE IN RISK OVERSIGHT
Oversight of Risk Management
Management is responsible for managing the Company’s risk, and the Board and its committees oversee management in this regard, as summarized below:
BOARD OF DIRECTORS

Responsible for oversight of overall risks with an emphasis on strategic and operational risks as well as oversight of management’s risk management and risk management procedures. The committees of the Board play a key role in this responsibility based on certain areas of risk that relate to each committee’s area of focus.

AUDIT COMMITTEE	COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE	FINANCE COMMITTEE	GOVERNANCE COMMITTEE	SAFETY, HEALTH & ENVIRONMENT COMMITTEE
Responsible for overseeing risks related to financial matters, especially: ▪ financial reporting ▪ cybersecurity ▪ internal controls	Responsible for overseeing risks related to: ▪ compensation policies and practices ▪ human capital management practices	Responsible for overseeing risks related to: ▪ financial management ▪ capital strategies ▪ tax strategies	Responsible for overseeing risks related to: ▪ governance structure ▪ Board composition ▪ Director independence and succession	Responsible for overseeing risks related to: ▪ safety, health, and environmental matters

MANAGEMENT
Responsible for the day-to-day management of the Company’s risks, including management of the Company’s enterprise risk management program.
Our Lead Independent Director has robust and clearly defined role pursuant to our Corporate Governance Principles	Independent directors chair the Board committees involved in risk oversight
There is open communication between management and directors	All directors are actively involved in the risk oversight function
29      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
Risk Management Processes and Procedures
The Board of Directors has established various processes and procedures for ongoing oversight of risk management. For example, annually, as a core agenda item of the full Board, management presents to the Board a comprehensive and detailed risk assessment of the Company after following a rigorous enterprise risk review and analysis.
ANNUAL ENTERPRISE RISK REVIEW & ANALYSIS	ANNUAL RISK ASSESSMENT	BOARD AND EXECUTIVE TEAM’S ONGOING REVIEW	IT SECURITY TRAINING & COMPLIANCE
▪
Conducted by internal audit services vice president

▪
Consists of annual enterprise Assessment of Significant Business Risks that identifies company risks, including:

▪
strategic

▪
operational

▪
financial

▪
compliance-related

▪
cybersecurity

▪
Assesses risks, their likelihood, and the potential impact of their occurrence

▪ Management presents the results to the Board ▪ Board approval is required for the Company’s annual strategic plan and major transactions
▪
Board reviews operating performance and strategic plan as appropriate

▪
Review includes significant developments, such as:

▪
acquisitions

▪
financings

▪
market developments

▪
senior management succession

▪
Independent, external third-party auditor’s findings are reviewed, relating to:

▪
National Institute of Technology Cyber Security Framework and industry standards

▪
cybersecurity peer benchmarking

▪
periodic site security assessments

▪ Company conducts at least annually: ▪ robust program for the entire company ▪ awareness campaigns ▪ testing and business resiliency training and drills with our supply chain
Strategic Risk Oversight
This review consists of our annual enterprise assessment of significant business risks, which provides the foundation for assessing the materiality of issues to our business and our stockholders. This comprehensive review is conducted using a survey tool designed to identify strategic, operational, financial, and compliance-related risks to the company. Risks are documented along with the likelihood and impact of their occurrence. The internal audit services vice president manages the process, and the results are presented to the Executive Management team and the Board of Directors.
This process identified key risks including:
▪
strategic risk (which relates to the Company properly defining and achieving its high-level goals and mission)

▪
operating risk (which relates to the effective and efficient use of resources and pursuit of opportunities)

These risks are monitored and managed by the full Board through the Board’s review of the Company’s operating performance and strategic plan. For example, at each of the Board’s regularly scheduled meetings throughout the year, management provided the Board presentations on the Company’s various business units as well as the Company’s performance. The Board also addresses significant developments as appropriate, such as significant acquisitions, important market developments, and senior management succession. Pursuant to the Board’s established monitoring procedures, Board approval is required for the Company’s annual strategic plan which is reported on by management at each Board meeting. Similarly, significant transactions (such as acquisitions and financings) are brought to the Board for approval.
Cybersecurity Risk Oversight
Information security or cybersecurity is a strategic and operating risk for many companies. Since 2014, when the Ecolab cybersecurity program was established, the Company has continuously matured our program to proactively address cybersecurity trends and risks. Senior management provides in-depth reviews of cybersecurity matters to the Board directly and to the Audit Committee at least once a year in general. Cybersecurity is also considered in the detailed enterprise risk assessment presented to the Board each year. The Company has entered into, and plans to maintain, an information security risk insurance policy on commercially available terms.
ECOLAB PROXY STATEMENT 2025       30

Corporate Governance and Board Matters
The Company is formally assessed by an independent third party against the National Institute of Technology (“NIST”) Cyber Security Framework (“CSF”) and industry standards, including peer benchmarking. The Company also reviews information security standards and controls with its independent external auditor and conducts security assessments at key sites with external security consultants. The Company also operates an information security training and compliance program for personnel, as well as monthly awareness campaigns and testing and business resiliency training and drills with our supply chain and other key functions. For more information, refer to the “Cybersecurity” section of our Annual Report on Form 10-K, at page 22.
CORPORATE GOVERNANCE PRACTICES
The Company and the Board regularly review and evaluate our corporate governance practices and policies. Many of these practices are set forth in our Corporate Governance Principles, Committee Charters, and Code of Conduct.
THESE DOCUMENTS ARE AVAILABLE ON OUR WEBSITE AT: www.investor.ecolab.com/governance/corporate-governance
BOARD COMMITTEE CHARTERS	CORPORATE GOVERNANCE DOCUMENTS

▪
Audit Committee Charter

▪
Compensation & Human Capital Management Committee Charter

▪
Finance Committee Charter

▪
Governance Committee Charter

▪
Safety, Health & Environment Committee Charter

▪
By-Laws of Ecolab Inc.

▪
Code of Conduct

▪
Corporate Governance Principles (including Director Independence Standards)

▪
Restated Certificate of Incorporation of Ecolab Inc.

▪
Political Contribution Policy

BOARD AND COMMITTEE EVALUATIONS
Our Board continually seeks to improve its performance. A formal evaluation of the Board and its committees is conducted on an annual basis and is led by the Governance Committee. The format of the review is decided by the Governance Committee with input from directors, and it varies from year to year depending on the needs of the Board. In 2024, the components included individual interviews with the Lead Independent Director and opportunities to provide feedback anonymously. Each committee’s results are discussed by the respective committee, and the Board reviews the results of the Board and committee evaluations.
CODE OF CONDUCT
Our Code of Conduct is the foundation of our success and we are committed to upholding the highest legal and ethical standards, regardless of when and where we conduct business. Our Code of Conduct applies to our Chief Executive Officer, Chief Financial Officer, and our Corporate Controller, as well as to our directors and all other employees. Employees and directors receive training on the Code of Conduct annually and certify compliance. We will disclose future amendments to and any waiver that applies to any of our executive officers or a member of our Board on our website within four business days following the date of any such amendment or waiver.
POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS DISCLOSURES
The Company maintains a Political Contribution Policy, which is amended from time to time. The Political Contribution Policy, together with other Ecolab policies and procedures, guides Ecolab’s approach to political contributions. Among other things, the Political Contribution Policy provides that a report of contributions will be posted on Ecolab’s website semi-annually and that Ecolab will report annually on its website on its adherences to the Political Contribution Policy and related provisions in the Code of Conduct. The Governance Committee oversees the Political Contribution Policy, including reviewing the policy and a report of corporate political contributions annually. The Political Contribution Policy and current and archived political contributions are available at www.investor.ecolab.com/governance/political-contribution-reporting.
The Company also reports on its website its significant trade association memberships. We join trade associations that we believe will benefit our business and stockholders. A management committee reviews proposed and existing significant trade association memberships at least semi-annually to assess their effectiveness and to determine if continued membership is appropriate. In addition, the Governance Committee oversees significant trade association memberships and annually reviews Ecolab’s policies and practices relating to trade association memberships. More information on Ecolab’s trade association memberships is available at www.investor.ecolab.com/governance/trade-associations.
31      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
COMMUNICATIONS WITH DIRECTORS
Our stakeholders and other interested parties, including our stockholders and employees, can send substantive communications to our Board using the following methods published on our website at www.investor.ecolab.com/governance/corporate-governance/contact-the-board:
»	To correspond with the Board’s Lead Director, please complete and submit the online “Contact Lead Director” form	»	To report potential issues regarding accounting, internal controls, and other auditing matters to the Board’s Audit Committee, please complete and submit the online “Contact Audit Committee” form
In addition to online communications, interested parties may direct correspondence to our Board of Directors, our Board Committees, to all independent directors as a group, or to individual directors, at our headquarters address referenced on page 86.
All substantive communications regarding governance matters or potential accounting, control, compliance, or auditing irregularities are promptly relayed or brought to the attention of the Lead Director or Chair of the Audit Committee following review by our management. Communications not requiring the substantive attention of our Board, such as employment inquiries, sales solicitations, questions about our products, and other such matters, are handled directly by our management. In such instances, we respond to the communicating party on behalf of the Board. Nonetheless, our management periodically updates the Board on all of the online communications received, whether or not our management believes they are substantive.
STOCKHOLDER RECOMMENDATIONS FOR DIRECTORS
Stockholders wishing to submit recommendations for director candidates for consideration by the Governance Committee must provide the following information in writing to the attention of the Corporate Secretary by certified or registered mail:
▪
the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

▪
the name, address, and phone number of the stockholder or group of stockholders making the recommendation; and

▪
the number of shares of common stock beneficially owned by the stockholder or group of stockholders making the recommendation, the length of time held, and to the extent any stockholder is not a registered holder of such securities, proof of such ownership.

To be considered by the Governance Committee for the 2026 Annual Meeting, a director candidate recommendation must be received by the Corporate Secretary by January 8, 2026. The Governance Committee evaluates director candidates recommended by stockholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons.
DIRECTOR ATTENDANCE
There were six meetings of the Board of Directors during the year ended December 31, 2024. All directors attended 100% of the meetings held by the Board and Committees on which they served. Directors are expected to attend our Annual Meeting of Stockholders, absent unusual circumstances. All of the directors who continued to serve following the meeting attended last year’s Annual Meeting.
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
The Compensation & Human Capital Management Committee is comprised of five non-employee, independent directors: Ms. McKibben, and Messrs. Green (Chair), Higgins, MacLennan and Zillmer. Ms. Beck also served on the Compensation & Human Capital Management Committee until the 2024 Annual Meeting. No member of the Compensation & Human Capital Management Committee is or was formerly an officer or an employee of the Company or had any related person transaction required to be disclosed in which the Company was a participant during the last fiscal year. In addition, no executive officer of the Company serves on the Compensation & Human Capital Management Committee or board of directors of a company for which any of the Company’s directors serves as an executive officer.
ECOLAB PROXY STATEMENT 2025       32

Corporate Governance and Board Matters
RELATED PERSON TRANSACTIONS
The Governance Committee of the Board of Directors is responsible for reviewing, approving, or ratifying transactions and proposed transactions in excess of $120,000 with the Company’s executive officers or directors, including their immediate family members, or any greater than 5% stockholder known to us. The Company has written practices and procedures for identifying transactions with related persons. The Governance Committee considers the related person’s relationship to the Company and interest in the transaction; the material facts of the transaction, including the proposed aggregate value of such transaction; the benefits to the Company of the proposed related-person transaction; if applicable, the availability of other sources of comparable products or services; an assessment of whether the proposed related person transaction is on terms that are comparable to the terms available to an unrelated third party or to employees; and such other factors and information as the Governance Committee may deem appropriate. The Governance Committee determined that there were no such transactions with related persons since the beginning of 2004, nor any currently anticipated transactions.
DIRECTOR COMPENSATION FOR 2024
During 2024, members of the Board of Directors who were not employees of the Company were entitled to receive the following compensation:

ADDITIONAL SUPPLEMENTAL RETAINERS FOR SELECT BOARD SERVICE ($)
Lead Director	40,000
Committee Assignments:
▪ Audit Committee Chair	25,000
▪ Compensation & Human Capital Management Committee Chair	20,000
▪ Finance Committee Chair	20,000
▪ Governance Committee Chair	20,000
▪ Safety, Health & Environment Committee Chair	20,000
▪ Audit Committee Member	10,000

The base annual compensation of $315,000 per year, excluding lead director and committee retainers, was within the median range of our competitive market. For director compensation, we define our competitive market as a peer group of 21 companies we use for compensation benchmarking and the median range as within 10% of the median for total annual director compensation. The companies comprising our peer group are the same as the executive compensation peer group and are set forth under the heading “Compensation Benchmarking” found under the Compensation Discussion and Analysis of this Proxy Statement at page 45.
All reasonable travel and other expenses incurred by directors on behalf of Ecolab were reimbursed.
Equity awards are granted to our non-employee directors under the 2001 Non-Employee Director Stock Option and Deferred Compensation Plan (the “2001 Plan”). Under the 2001 Plan, the aggregate grant date fair value of awards denominated in shares that may be made to any non-employee director during any calendar year may not exceed $800,000, excluding such awards made at the election of a director to defer the receipt of cash compensation otherwise payable for services as a director.
Director stock option awards are granted after the Annual Meeting of Stockholders and vest in 25% installments three, six, nine and twelve months, respectively, after the grant date. A director appointed after the annual meeting will receive a pro rata grant after the next annual meeting based on the number of days in service. Stock unit awards are credited to a director’s deferred stock unit account in 25% installments on a quarterly basis, are prorated for any director who serves for only part of a quarter, based on the number of days in service, and are paid in shares of our Common Stock following cessation of Board service pursuant to the director’s distribution election for deferred stock units under the 2001 Plan. Directors are credited with dividend equivalents on their stock units, which are automatically converted into additional full or fractional stock units.
The 2001 Plan also permits non-employee directors to defer some or all of their cash retainers into accounts that provide for either interest at market rates or an investment in Company stock units, which include the right to dividend equivalents as described above. Upon cessation of Board service, deferred amounts are paid in a lump sum or installments over a maximum of ten years as elected by the director, with payments from the interest-bearing account made in cash and payments from the stock unit account made in shares of our Common Stock.
33      ECOLAB PROXY STATEMENT 2025

Corporate Governance and Board Matters
STOCK RETENTION AND OWNERSHIP GUIDELINES

Our stock retention and ownership guidelines encourage our directors to accumulate a significant ownership stake in the Company for alignment with long-term stockholder interests. Our guidelines provide that our directors own Company stock with a market value of at least five times the annual retainer.

Until the stock ownership guideline is met, a director is expected to retain 100% of the net shares received from stock option exercises. Shares owned outright, legally or beneficially, by a director or his or her immediate family members residing in the same household and deferred stock units held under the director’s deferral plan count towards the guidelines. Unexercised stock options do not count towards the guidelines. Each of our directors is currently in compliance with our guidelines by either having achieved the ownership guideline or, if the guideline is not yet achieved, by retaining 100% of all net shares received from any stock option exercises.
Our directors may not pledge shares or enter into any risk hedging arrangements with respect to Company stock.
DIRECTOR COMPENSATION TABLE
The following table summarizes the compensation that our non-employee directors received during 2024.
NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(3) ($)	TOTAL ($)
Judson B. Althoff(4)	116,085	116,085	71,371	303,541
Shari L. Ballard	135,000	135,000	60,000	330,000
Barbara J. Beck(5)	48,997	45,618	—	94,615
Eric M. Green	138,242	135,000	60,000	333,242
Arthur J. Higgins	125,000	135,000	60,000	320,000
Michael Larson	145,000	135,000	60,000	340,000
David W. MacLennan	188,379	135,000	60,000	383,379
Tracy B. McKibben	128,379	135,000	60,000	323,379
Lionel L. Nowell III	150,000	135,000	60,000	345,000
Victoria J. Reich	135,000	135,000	60,000	330,000
Suzanne M. Vautrinot	155,000	135,000	60,000	350,000
John J. Zillmer	125,000	135,000	60,000	320,000

(1)
Represents annual retainer of $125,000 (or a pro rata portion thereof) earned during 2024, plus additional fees paid to the Lead Director, the respective Chairs of Board Committees, and the members of the Audit Committee; includes retainer and fees, if any, deferred at the election of directors pursuant to the 2001 Plan. The dollar amount of retainer and fees deferred by applicable directors during 2024 is as follows: Mr. Althoff, $116,085; Ms. Ballard, $135,000; Ms. Beck, $48,997; Mr. Green, $138,242; Mr. Higgins, $125,000; and Mr. MacLennan, $94,190.

(2)
Represents the $135,000 (or a pro rata portion thereof) value credited to a deferred stock unit account in 25% installments on a quarterly basis under the 2001 Plan during 2024 by the Company and is the full grant date fair value of each stock unit award, computed in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures. The number of stock units was determined based on the average of the high and low share price of the Company’s common stock on the date of grant. The aggregate number of stock units held by each non-employee director is set forth under footnote (3) to the “Executive Officers and Directors” table in the Security Ownership section on page 36. As of December 31, 2024, none of the directors held any unvested stock units.

(3)
Represents the full grant date fair value of each stock option grant, computed in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeiture. The value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grants. Director stock options granted in May 2024 have a ten-year contractual exercise term and vest 25% at the end of each three-month period following the date of grant. Key assumptions include the following risk-free rate of return, expected life of the option, expected stock price volatility, and expected dividend yield:

GRANT DATE	RISK FREE RATE	EXPECTED LIFE	EXPECTED VOLATILITY	EXPECTED DIVIDEND YIELD
05/06/2024	4.43%	6.11 years	22.51%	1.00%
ECOLAB PROXY STATEMENT 2025       34

Corporate Governance and Board Matters
The number of director stock options was determined based on a historical average stock price. As of December 31, 2024, the aggregate number of stock options held by each director named in the table above is as follows:
NAME	AGGREGATE NUMBER OF STOCK OPTIONS HELD
Mr. Althoff	1,111
Ms. Ballard	8,116
Ms. Beck	10,465
Mr. Green	2,898
Mr. Higgins	9,399
Mr. Larson	15,899
NAME	AGGREGATE NUMBER OF STOCK OPTIONS HELD
Mr. MacLennan	14,699
Ms. McKibben	16,299
Mr. Nowell	8,116
Ms. Reich	13,699
Ms. Vautrinot	13,699
Mr. Zillmer	15,899

(4)
Mr. Althoff received his initial stock option grant on May 6, 2024 valued at $11,370 to reflect his prorated service beginning in February 2024, as well as the regular annual director stock option grant on the same day valued at $60,000.

(5)
Ms. Beck did not stand for re-election at the 2024 Annual Meeting. She received pro-rated compensation and no option grant for 2024.

35      ECOLAB PROXY STATEMENT 2025

Security Ownership
EXECUTIVE OFFICERS AND DIRECTORS
In general, “beneficial ownership” includes those shares of our Common Stock which a director or executive officer has the power to vote or transfer, as well as stock options that are exercisable currently or within 60 days and stock underlying stock units that may be acquired within 60 days. On March 11, 2025, our current executive officers and directors beneficially owned, in the aggregate, 1,461,868 shares of Common Stock constituting approximately 0.5% of our shares outstanding. As required by SEC disclosure rules, “shares outstanding” for this purpose includes options exercisable within 60 days and stock underlying stock units that may be acquired within 60 days by such executive officers and directors. The detail of beneficial ownership is set forth in the following table.
NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (#)	PERCENT OF CLASS
Named Executive Officers
Christophe Beck (Chairman and Chief Executive Officer)	485,462(1)(2)	*
Scott D. Kirkland (Chief Financial Officer)	85,387(1)(2)	*
Darrell R. Brown	172,275(2)	*
Machiel Duijser	52,886(2)	*
Gregory B. Cook	63,086(1)(2)	*
Directors
Judson B. Althoff	1,594(2)(3)	*
Shari L. Ballard	16,111(2)(3)	*
Michel Doukeris	—	*
Eric M. Green	5,484(2)(3)	*
Marion K. Gross	—	*
Arthur J. Higgins	34,135(2)(3)	*
Michael Larson	30,633(2)(3)(4)	*
David W. MacLennan	37,676(2)(3)(5)	*
Tracy B. McKibben	23,433(2)(3)	*
Lionel L. Nowell III	14,014(2)(3)	*
Victoria J. Reich	38,122(2)(3)	*
Suzanne M. Vautrinot	24,594(2)(3)	*
John J. Zillmer	60,620(2)(3)	*
Directors and Executive Officers as a Group (26 persons)	1,461,868(4)(5)	0.5%(4)(5)

*
Indicates beneficial ownership of less than 1% of our outstanding Common Stock.

(1)
Includes the following shares held by officers in the Ecolab Savings Plan and ESOP as of the last Plan report: Mr. Beck, 3,084; Mr. Kirkland, 2,599; and Mr. Cook, 6,347.

(2)
Includes the following shares which could be purchased under Company-granted stock options within 60 days from March 11, 2025, including, in the case of retirement-eligible officers, options vesting upon retirement from the Company: Mr. Beck, 411,091; Mr. Kirkland, 71,058; Mr. Brown, 144,746; Mr. Duijser, 47,285; and Mr. Cook, 47,604; Mr. Althoff, 1,111; Ms. Ballard, 8,116; Mr. Green, 2,898; Mr. Higgins, 7,599; Mr. Larson, 13,699; Mr. MacLennan, 14,699; Ms. McKibben, 13,699; Mr. Nowell, 8,116; Ms. Reich,13,699; Ms. Vautrinot, 13,699; and Mr. Zillmer, 13,699.

ECOLAB PROXY STATEMENT 2025       36

Security Ownership
(3)
Includes the following interests in stock units under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan: Mr. Althoff, 483; Ms. Ballard, 7,995; Mr. Green, 2,586; Mr. Higgins, 26,536; Mr. Larson, 9,884; Mr. MacLennan, 7,210; Ms. McKibben, 7,363; Mr. Nowell, 5,898; Ms. Reich, 23,394; Ms. Vautrinot, 8,135; and Mr. Zillmer, 15,368. The stock units are Common Stock equivalents which may not be voted or transferred. They are included in the table because in certain circumstances they will be paid in the form of Common Stock after a director leaves the Board.

(4)
Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), an entity owned by William H. Gates III, and the chief investment officer for Mr. Gates. As the Business Manager of Cascade, Mr. Larson may be deemed to have shared voting and investment power with respect to 29,178,741 shares of Ecolab Common Stock held by Cascade, and as the chief investment officer for Mr. Gates, he may be deemed to have voting and investment power with respect to 5,218,044 shares of Ecolab Common Stock held by the Gates Foundation Trust (the “Trust”). Mr. Larson disclaims beneficial ownership of any shares held by Cascade or the Trust.

(5)
Beneficial ownership includes 4,209 shares of Mr. MacLennan held in trusts over which Mr. MacLennan or an immediate family member have voting authority and/or power of disposition; 18,105 shares held for executive officers in Company-sponsored employee benefit plans as of the last plan reports; and 1,199,450 shares to which these persons have the right to acquire beneficial ownership within 60 days of March 11, 2025, including, in the case of retirement-eligible officers, options vesting upon retirement from the Company.

CERTAIN BENEFICIAL OWNERS
The following table sets forth information as to each person or entity that has reported to the Securities and Exchange Commission (“SEC”) or has advised us that they are a “beneficial owner,” as defined by the SEC’s rules and regulations, of more than 5% of our outstanding Common Stock.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (#)	PERCENT OF CLASS(1)
William H. Gates III 2365 Carillon Point Kirkland, WA 98033	34,396,785(2)	12.13%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	23,181,648(3)	8.17%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	21,715,848(4)	7.66%

(1)
The percent of class is based on the number of voting shares outstanding as of March 11, 2025.

(2)
This information is based on Amendment No. 7 to the Schedule 13D filed jointly with the SEC on August 22, 2022 by Cascade Investment, L.L.C., which we refer to as Cascade, William H. Gates III, whom we refer to as Mr. Gates, and the Gates Foundation Trust, which we refer to as the Trust, the most recent Form 4 relating to Mr. Gates filed with the SEC on November 22, 2024, and the most recent Form 13F relating to the Trust filed with the SEC on February 14, 2025. According to these filings, Mr. Gates has sole power to vote or direct the vote, and to dispose or to direct the disposition, of 29,178,741 shares of Ecolab Common Stock beneficially owned by Cascade, as the sole member of such entity. Additionally, Mr. Gates shares the power to vote or direct the vote, and to dispose or to direct the disposition of, 5,218,044 shares of Ecolab Common Stock beneficially owned by the Trust.

(3)
This information is based on Amendment No. 11 to the Schedule 13G filed on February 13, 2024 by The Vanguard Group, Inc., which we refer to as Vanguard. Vanguard reports that, as of December 29, 2023, they have sole power to vote or direct the vote of 0 shares, shared power to vote or direct the vote of 326,722 shares, sole power to dispose or to direct the disposition of 22,133,720 shares and shared power to dispose or direct the disposition of 1,047,928 shares of Ecolab Common Stock.

(4)
This information is based on Amendment No. 9 to the Schedule 13G filed on January 26, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock reports that, as of December 31, 2023, they have sole power to vote or direct the vote of 19,261,689 shares, shared power to vote or direct the vote of 0 shares, sole power to dispose or to direct the disposition of 21,715,848 shares and shared power to dispose or direct the disposition of 0 shares of Ecolab Common Stock.

37      ECOLAB PROXY STATEMENT 2025

Executive Leadership
CHRISTOPHE BECK Chairman & Chief Executive Officer NEO	SCOTT D. KIRKLAND Chief Financial Officer NEO	DARRELL R. BROWN President & Chief Operating Officer NEO	MIKE DUIJSER EVP & Chief Supply Chain Officer NEO	GREG COOK EVP & President, Institutional Group NEO

NICHOLAS ALFANO EVP & President, Global Industrial Group	DR. LARRY BERGER EVP & Chief Technical Officer	JANDEEN M. BOONE EVP, General Counsel & Secretary	JENNIFER BRADWAY SVP & Corporate Controller
SAM DE BOO EVP & President, Global Markets	SORAYA HLILA EVP & General Manager, Global Pest	LAURIE M. MARSH EVP, Human Resources	HARPREET SALUJA EVP, Corporate Strategy & Business Development
ECOLAB PROXY STATEMENT 2025       38

Executive Compensation
PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Board of Directors recommends that you vote FOR approval of the compensation of Ecolab’s named executive officers as described in the Compensation Discussion and Analysis and the compensation tables pursuant to the compensation disclosure rules of the SEC.

At the 2023 Annual Meeting, we provided our stockholders with an advisory vote regarding how frequently the Company will conduct future stockholder advisory votes to approve the compensation of our named executive officers. More than 98% of the total votes cast voted in favor of an annual vote, consistent with the recommendation of the Board. Based on these results, the Board has determined to continue to hold an advisory vote on the compensation of our named executive officers on an annual basis.
Our compensation programs encourage executive decision-making that is aligned with the long-term interests of our stockholders.	We tie a significant portion of pay to Company performance over a multi-year period.
As discussed in the Compensation Discussion and Analysis contained in this Proxy Statement, we believe that our executive compensation program for 2024 was reasonable and appropriate, with payout results justified by the performance of the Company. Our compensation program is the result of a carefully considered approach, including input and advice from the Compensation & Human Capital Management Committee’s independent compensation consultant and input of stockholders through the Company’s stockholder engagement efforts.
The Company is presenting this proposal pursuant to Section 14A of the Exchange Act, which gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through an advisory vote for or against the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the Proxy Statement.”
The Board of Directors encourages stockholders to approve the compensation program for our named executive officers by voting FOR the above resolution. Because your vote is advisory, it will not be binding upon the Board of Directors. However, as it has done historically, the Compensation & Human Capital Management Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Our next advisory vote on the compensation program for our named executive officers will occur at our 2026 Annual Meeting.

The Board of Directors recommends that you vote FOR approval of the compensation of Ecolab’s named executive officers as described in the Compensation Discussion and Analysis and the compensation tables pursuant to the compensation disclosure rules of the SEC.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR the proposal.

39      ECOLAB PROXY STATEMENT 2025

Executive Compensation
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE REPORT
The Compensation & Human Capital Management Committee (the “Compensation & HCM Committee”) has reviewed and discussed the following Compensation Discussion and Analysis of the Company with management. Based on their review and discussion, the Compensation & HCM Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in both the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held May 8, 2025.
THE COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE
Eric M. Green (Chair)	Arthur J. Higgins	David W. MacLennan	Tracy B. McKibben	John J. Zillmer
Dated: February 19, 2025
ECOLAB PROXY STATEMENT 2025       40

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) provides information about the principles underlying our executive compensation program and the key executive compensation decisions that were made for the fiscal year ended December 31, 2024 (“2024”). This CD&A provides additional context and background for the compensation earned by and awarded to the following named executive officers (“NEOs”) for 2024 as reported in the “Summary Compensation Table” which follows this discussion:
NAME	POSITION
Christophe Beck	Chairman and Chief Executive Officer
Scott D. Kirkland	Chief Financial Officer
Darrell R. Brown	President and Chief Operating Officer
Machiel Duijser	Executive Vice President and Chief Supply Chain Officer
Gregory B. Cook	Executive Vice President and President — Institutional Group
EXECUTIVE SUMMARY
Business Environment
OUR 2024 BUSINESS PERFORMANCE HIGHLIGHTS*
Reported Sales Growth	Organic Sales Growth	Reported OI Margin Expansion	Organic OI Margin Expansion	Reported Diluted EPS Growth	Adjusted Diluted EPS Growth
3%	4%	480 bps	290 bps	54%	28%

*
Organic Sales, Organic OI Margin and Adjusted Diluted EPS are non-GAAP financial measures. See Appendix B for reconciliation information of these Non-GAAP financial measures to U.S. GAAP.

In 2024, Ecolab delivered record sales, operating income margin, free cash flow, and adjusted diluted earnings per share (hereinafter “adjusted EPS” or “adjusted diluted EPS”). Organic sales grew 4% and organic operating income margin expanded by 290 basis points, resulting in 28% growth in adjusted diluted EPS. This performance was fueled by the significant total value the Ecolab team and our technologies delivered to our customers. We also continued to invest in breakthrough innovation, new digital capabilities, and developing our sales and service expertise to further strengthen Ecolab’s competitive position, enhance our customer value proposition, and expand future growth opportunities.
41      ECOLAB PROXY STATEMENT 2025

Executive Compensation
Incentive Compensation Highlights
The Company’s compensation programs enable us to attract and retain the leadership talent that is necessary to successfully manage our strong earnings growth and return on invested capital objectives, while balancing essential investment in our businesses to achieve attractive, long-term shareholder returns.
As a result of our 2024 performance, the payout under our Management Incentive Plan (“MIP”) versus our pre-established adjusted EPS goal was achieved at 200% of target as illustrated below.
Adjusted Diluted EPS is a non-GAAP financial measure that is described on page 49 under “Program Elements  — Annual Cash Incentives — Performance Measures and Achievement — Adjusted EPS.”
In addition, the enterprise goal for Mr. Brown and Mr. Duijser (which includes both adjusted EPS and commercial average components) was achieved at 154% of target. The business unit goal for Mr. Cook (which includes business unit sales and operating income components) was achieved at 185% of target. The individual goals for Mr. Kirkland and Mr. Duijser were achieved at 154% and 200%, respectively. The Growth & Impact modifier was achieved at 10%. As a result, the total MIP payout for all NEOs is 200% of their respective targets for 2024.
Performance under our 2022-2024 performance-based restricted stock unit grant cycle exceeded our pre-established adjusted ROIC performance goal and payout of shares was capped at 100% of target, as illustrated below:
Adjusted ROIC is a non-GAAP financial measure that is described on page 53 under “Program Elements — Long-Term Equity Incentives — Payout of 2022-2024 PBRSUs.”
ECOLAB PROXY STATEMENT 2025       42

Executive Compensation
Compensation of Our Chief Executive Officer
As previously disclosed, in connection with Mr. Beck’s appointment as Chief Executive Officer effective January 1, 2021, the Compensation & HCM Committee initially positioned Mr. Beck’s total direct compensation (“TDC”) below the market median range, with the intent to gradually increase towards median over the following years, subject to Mr. Beck’s performance. Accordingly, 2024 TDC for our CEO represents a 14% increase over 2023 and is positioned approximately at the market median, reflecting the Company’s approach to increase toward the market median over a three-to-four-year period. The following reflects each component of Mr. Beck’s TDC for 2024, as well as his aggregate target TDC for 2021, 2022, 2023, and 2024 and the relation of his target TDC to market median:
Compensation Practices
WHAT WE DO	WHAT WE DON’T DO

▪
A majority of total target direct compensation for our NEOs is performance based

▪
We grant long-term equity incentives at levels informed by market practices, including our peer group and other companies directly competing for our talent, using a portfolio of stock options and PBRSUs

▪
We provide an appropriate balance of short- and long-term compensation, with payouts based on our achievement of certain financial metrics and specific business objectives

▪
Our PBRSUs vest based on average annual adjusted ROIC (or, commencing with 2023 awards, organic ROIC) goals over a three-year performance period

▪
We maintain payout caps for annual cash incentives and long-term performance awards

▪
We have a robust stock ownership policy for officers

▪
We maintain clawback policies that go beyond minimum NYSE listing standard requirements

▪
We solicit annual “say-on-pay” stockholder votes

▪
We don’t have excessive perquisites for any of our NEOs

▪
Our compensation programs don’t encourage excessive risk-taking

▪
Our Global Insider Trading Policy prohibits certain short-term or speculative transactions by insiders in Company securities

▪
We don’t permit hedging or pledging of Company stock

▪
We don’t offer “single trigger” change in control benefits

▪
We don’t provide change-in-control tax gross-ups

▪
We don’t individually negotiate employment agreements with our NEOs

43      ECOLAB PROXY STATEMENT 2025

Executive Compensation
Say-on-Pay Results and Stockholder Outreach
We recognize the value of and are committed to engaging with our stockholders, including on executive compensation matters. During 2024, we contacted stockholders holding approximately 52% of our shares and held meetings with stockholders holding approximately 42% of our shares. Our Lead Independent Director attended several of these meetings, having conversations with stockholders representing approximately 37% of our shares.
We consistently found that stockholders supported the current structure of our compensation program. Stockholders indicated that the changes we made in 2023 to our executive compensation program were responsive to their feedback. In addition, at the 2024 Annual Meeting, the advisory vote on the compensation of our NEOs was approved with the support of 90% of the total votes cast. The Compensation & HCM Committee considered this favorable stockholder support in deciding to retain the overall structure and philosophy of our compensation plans and programs in 2024.
INVESTORS CONTACTED	DISCUSSIONS HELD
32 INVESTORS	17 INVESTORS
Representing 52% Outstanding Shares	Representing 42% Outstanding Shares
COMPENSATION PHILOSOPHY AND PROCESS
Our Compensation Philosophy
Ecolab’s executive compensation program is designed to:
Support our corporate vision and long-term financial objectives	Communicate the importance of business results	Retain and motivate executives important to our success	Reward executives for contributions at a level reflecting our performance
Our program as a whole, as well as each element, is designed to be market-competitive in order to attract, motivate, and retain our executives in a manner that is in the best interests of our stockholders. The program is further designed to:
▪
reinforce and complement ethical and sustainable management practices,

▪
promote sound risk management, and

▪
align management interests (such as sustainable long-term growth) with those of our stockholders.

Our philosophy is to position base salary, annual cash incentives, and long-term equity incentives in the median range of our competitive market, adjusted for the Company’s size, while actual compensation may be targeted below or above the median range based on executive experience, performance, scope of responsibilities, and other relevant factors. We also design annual cash incentives such that they pay out at a level commensurate with the Company’s performance based on adjusted EPS compared to EPS growth in the Standard & Poor’s 500 (“S&P 500”), with lower than median compensation for lower than competitive market performance and higher than median compensation for higher than competitive market performance. This approach provides motivation to executives without incentivizing inappropriate risk-taking to achieve payouts, as we believe that the Company’s prospects for growth are generally at least as favorable as the average of the S&P 500. As described above, the 2024 TDC opportunity for our CEO was positioned approximately at market median. All our other NEOs were positioned near or within the market median range, other than Mr. Duijser whose 2024 TDC opportunity was above market median as described in more detail on page 52.
Roles & Responsibilities in the Compensation Process
The Compensation & HCM Committee oversees the design and administration of our executive compensation program as discussed in the Corporate Governance section of this Proxy Statement. The Compensation & HCM Committee is advised by an independent compensation consultant, FW Cook.
ECOLAB PROXY STATEMENT 2025       44

Executive Compensation
As requested from time to time, FW Cook:
▪
provides the Compensation & HCM Committee with market data regarding various components of executive and director compensation,

▪
reviews the methodology on which compensation is based and designed, and

▪
informs the Compensation & HCM Committee of market trends in executive and director compensation.

FW Cook performs no services for us other than those performed on behalf of the Compensation & HCM Committee. The Compensation & HCM Committee has considered the independence of FW Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation & HCM Committee concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest during 2024.
For our NEOs, the Compensation & HCM Committee reviewed and approved all elements of 2024 compensation, considering recommendations from our CEO (other than with respect to his own compensation), as well as competitive market guidance and feedback provided by FW Cook, information from our human resources staff regarding individual performance, time in position, and internal pay comparisons. With respect to our CEO, the Compensation & HCM Committee also considered the Board’s performance assessment of the CEO. Recommendations with respect to the compensation of our CEO are not shared with our CEO until approved by the Compensation & HCM Committee.
The Committee may form and delegate authority to subcommittees as it deems appropriate. To the extent permitted by applicable law, the Committee may also delegate to one or more executive officers of the Company the authority, within guidelines established by the Committee, to approve equity compensation awards under established equity compensation plans of the Company to employees other than those subject to Section 16 of the Exchange Act and other officers of the Company. The Committee may also delegate any non-discretionary administrative authority under Company compensation and benefit plans consistent with any limitations specified in the applicable plans.
Compensation Benchmarking
For benchmarking purposes, we define our competitive market for compensation data to be a simple average of median compensation from a 21-company peer group and a size-adjusted median of general industry data from third-party surveys in which we participate.
The peer group and benchmarking methodology is approved by the Compensation & HCM Committee in the spring of each year based on input from FW Cook and management. FW Cook presents an objective selection methodology as follows:
1	Focus on companies in the S&P 500 Materials, Industrials, Life Sciences, Tools & Services, or Consumer Staples sectors	2	Screen for companies with annual revenues of 1∕4 to 4x the annual revenues of our Company
3	Further screen for companies within a reasonable size range in various other measures, such as: ▪ EBITDA ▪ total assets ▪ total equity ▪ total employees ▪ market capitalization	4	Identify companies that meet several other criteria, such as: ▪ significant international operations ▪ including Ecolab as a compensation benchmarking peer ▪ business-to-business focus
Following this review process in 2024, the Compensation & HCM Committee determined to make no changes to the 21-company peer group for 2024.
Peer Group	3M Co. (MMM)	Dover Corp. (DOV)	Illinois Tool Works Inc. (ITW)
	Agilent Technologies, Inc. (A)	Dow Inc. (DOW)	Linde plc (LIN)
	Air Products and Chemicals Inc. (APD)	DuPont de Nemours Inc. (DD)	PPG Industries Inc. (PPG)
	Celanese Corp. (CE)	Eastman Chemical Co. (EMN)	Republic Services Inc. (RSG)
	Cintas Corp. (CTAS)	Eaton Corporation plc (ETN)	Sherwin-Williams Co. (SHW)
	Clorox Co. (CLX)	Emerson Electric Co. (EMR)	Thermo Fisher Scientific Inc. (TMO)
	Danaher Corp. (DHR)	Honeywell International, Inc. (HON)	Waste Management Inc. (WM)
45      ECOLAB PROXY STATEMENT 2025

Executive Compensation
The chart below summarizes our Company’s percentile ranking versus this group for 2024 based on certain of the above selection criteria:
All financial and market data are taken from Standard & Poor’s Capital IQ.
The third‐party general industry surveys used during 2024 were from:
▪
Willis Towers Watson

▪
The 2024 Willis Towers Watson General Industry Executive Compensation Survey includes over 800 organizations that range in revenue from $800 million to over $35 billion.

▪
The 2023 Willis Towers Watson General Industry Executive Compensation Survey has over 800 participants which range in revenue from $647 million to over $33 billion.

▪
FW Cook

▪
The 2024 FW Cook Executive Compensation Survey has over 300 participants which range in revenue from approximately $3 billion at the 25th percentile to over $19 billion at the 75th percentile.

ECOLAB PROXY STATEMENT 2025       46

Executive Compensation
PROGRAM ELEMENTS
The principal elements of our executive compensation programs for 2024 are illustrated below:
COMPENSATION COMPONENT			BASIC DESIGN	PURPOSE
FIXED	BASE SALARY		▪ Calibrated within the median range of the size-adjusted competitive market	▪ Designed to provide a base wage not subject to Company performance risk ▪ Recognizes individual experiences, skills, and sustained performance
AT RISK	ANNUAL CASH INCENTIVE
▪
Actual pay varies between 0% and 200% of target

▪
Uses adjusted EPS, enterprise goals, business unit goals, and individual goals depending on NEO role and responsibilities

▪
Subject to Growth & Impact modifier, up to the annual cash incentive cap of 200%

▪ Incentivizes the accomplishment of annual corporate, business, and individual goals, and growth & impact aspirations ▪ EPS and enterprise goals reflect the performance of all of our businesses
	LONG-TERM EQUITY INCENTIVES	PBRSUs
▪
Represents 60% of annual long-term incentive award opportunity

▪
Performance measured on 3-year average organic ROIC, subject to a relative TSR modifier

▪
Actual payout can range from 0% to 200% of target

▪ Aligns a portion of equity compensation to a longer-term strategic financial goal coupled with a relative stock price performance measure
		Stock Options	▪ Represents 40% of annual long-term incentive award opportunity ▪ Vests 1/3 per year starting on the 1st anniversary of grant date	▪ Aligns pay to performance by linking value to stock price appreciation and shareholder value creation; value of the award is driven by share price appreciation following the grant date
OTHER	CHANGE IN CONTROL SEVERANCE COMPENSATION POLICY
▪
Double trigger

▪
Severance is 2x the sum of base salary and target annual incentive, pro rata actual annual bonus in year of termination, outplacement, and continued medical and dental for up to 18 months

▪ Applies to all elected officers ▪ Promotes continuity, impartiality, and objectivity in the event of a change in control to enhance stockholder value
To align pay levels for NEOs with the Company’s performance, our pay mix places the greatest emphasis on performance-based incentives. As summarized below, 90% of our CEO’s 2024 target TDC and 80% of the average target TDC of the remaining NEOs were performance-based. The greater emphasis on performance-based compensation for the CEO is designed to reward him for driving company performance and creating long-term shareholder value given his position and responsibilities in the Company.
47      ECOLAB PROXY STATEMENT 2025

Executive Compensation
Base Salaries
With limited exceptions, such as promotions and executive transitions, the Compensation & HCM Committee reviews base salaries for our NEOs and other executives annually in February with any adjustments to be effective in April of the current fiscal year. Adjustments are based on:
▪
changes in our competitive market,

▪
changes in scope of responsibility,

▪
individual performance, and

▪
time in position.

Our philosophy is to pay base salaries that are within the median range of our size-adjusted competitive market. When an executive officer is new to his or her position, his or her initial base salary will typically be at the low end of the median range, but with strong performance, his or her base salary will be increased over a number of years to arrive at the median. Accordingly, the base salary for our CEO has gradually been increased to the market median range following his appointment as CEO effective January 1, 2021. The 2024 base salary levels for all our NEOs were within the median range. The merit increases for our NEOs were in line with the principles and metrics used to deliver the Company’s U.S. salary increases broadly.
The 2024 annualized base salary rates in effect for our NEOs before and after increases are summarized below:
NAME	BEGINNING ANNUALIZED BASE SALARY RATE ($)	ANNUALIZED BASE SALARY RATE FOLLOWING 2024 ANNUAL ADJUSTMENT ($)	INCREASE PERCENTAGE
Christophe Beck	1,300,000	1,350,000	3.8%
Scott D. Kirkland	800,000	832,000	4.0%
Darrell R. Brown	800,000	832,000	4.0%
Machiel Duijser	625,000	650,000	4.0%
Gregory B. Cook	550,000	572,000	4.0%
Annual Cash Incentives
The Company maintains an annual cash incentive program for executives referred to as the Management Incentive Plan, or MIP. The Compensation & HCM Committee establishes goals under the MIP at its February meeting. In February 2025, the Compensation & HCM Committee reviewed the performance of the NEOs and other executives to determine the 2024 MIP award payments earned in 2024 (which were paid in March 2025).
TARGET AWARD OPPORTUNITIES
Under the MIP, we establish annual target award opportunities expressed as a percentage of base salary paid during the year. Our annual cash incentive targets are generally set within the median range relative to our competitive market for each position, and the annual cash incentive plan is structured so that lower performance results in below-market payouts and superior performance drives payouts above the median range. As described above, our CEO’s 2024 MIP target award was increased slightly (as a percentage of base salary) as the Compensation & HCM Committee continued to bring his TDC to the market median range. The committee also modestly increased the MIP target award (as a percentage of base salary) for Mr. Kirkland and Mr. Brown to maintain alignment with market. The 2024 target award opportunities for the NEOs are set forth below:
NAME	MIP TARGET AWARD (% OF BASE SALARY)	MIP TARGET AWARD ($)
Christophe Beck	160%	2,138,462
Scott D. Kirkland	105%	864,554
Darrell R. Brown	105%	864,554
Machiel Duijser	75%	482,452
Gregory B. Cook	85%	481,166
ECOLAB PROXY STATEMENT 2025       48

Executive Compensation
OVERVIEW OF PERFORMANCE MEASURES
Under the MIP, we use a mix of overall corporate performance, business unit performance, individual performance and impact measures to foster cross-divisional cooperation and to assure that executives have a reasonable measure of control over the factors that affect their awards. This performance measure mix varies by executive position. Payout opportunities range from 0% to 200% of each NEO’s target award opportunity.
▪
ADJUSTED EPS: As in prior years, the primary measure of overall corporate performance under the 2024 MIP was adjusted diluted EPS. We believe that adjusted diluted EPS is a better measure of the Company’s underlying business performance than reported diluted EPS because it provides greater transparency with respect to our results of operations, which is more useful for period-to-period comparisons of results. We also use adjusted EPS internally in making financial and operational decisions and evaluating our own performance. Adjusted diluted EPS was a performance measure in each of our NEO’s 2024 MIP opportunities, including our NEOs who manage particular business units, because it reinforces our “One Ecolab” strategy and fosters cross-divisional cooperation.

▪
ENTERPRISE GOAL: For Mr. Brown and Mr. Duijser, whose roles have a significant impact on the performance of all of the Company’s businesses, and a direct impact on the Company’s ability to meet business sales and operating income targets, the 2024 MIP also was based on an enterprise performance goal. This goal is intended to incentivize and reward the NEOs based on both the financial performance of Ecolab’s various businesses and overall Ecolab performance. The enterprise goal is based 60% on a commercial average payout, which represents the aggregate payouts achieved for business unit sales and/or operating income goals to all employees in the commercial organization over the aggregate target business unit payouts. The remaining 40% of the enterprise goal is based on the company-wide adjusted EPS performance.

▪
BUSINESS UNIT GOAL: For Mr. Cook, who leads the Global Institutional Group, the 2024 MIP incorporated goals for his business unit, comprised of year-over-year sales growth and operating income growth with equal weighting. These goals are designed to incentivize and reward the performance of the business unit for which he is responsible.

▪
INDIVIDUAL GOALS: For two of our NEOs who hold staff positions — Mr. Kirkland and Mr. Duijser, we utilize strategic corporate initiatives and goals, as detailed beginning on page 50, which may include human capital and sustainability indicators such as safety and environment, as a part of the individual performance measures to promote sustained company success.

▪
GROWTH & IMPACT MODIFIER: In response to stockholder feedback, we apply a Growth & Impact modifier to the MIP for officers. The modifier is based on reducing water intensity across our operations and demonstrating progress toward our aspirations for a high performing and inclusive workplace. This modifier recognizes that delivering a net positive impact for our associates and operations, with our customers and in our communities, drives performance and innovation, and enables accelerated growth.

In measuring the enterprise and business unit goals and determining payouts to executives under the MIP, sales and operating income performance measures are recorded at fixed currency rates of foreign exchange. Business unit performance goal results may also be adjusted for special gains and charges, as well as certain other exceptional items, such as the results of certain businesses acquired during the year and certain strategic initiatives not contemplated by the annual business plan when original goals were established. We include within special gains and charges items that we believe can significantly affect the period-over-period assessment of operating results and that do not necessarily reflect costs and/or income associated with historical trends and future operating results, as more fully identified on pages 33 to 36 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
PERFORMANCE MEASURES AND ACHIEVEMENT — ADJUSTED EPS
In establishing the adjusted EPS goal for 2024, we took into consideration our prior year results, overall economic and market trends, other large companies’ performance expectations, and our anticipated business opportunities, investment requirements, and the competitive situation. The minimum adjusted EPS level was set at $5.37, higher than our actual adjusted EPS of $5.21 for 2023. For 2024, the adjusted EPS goals were as follows:
PERCENTAGE OF THE TARGET AWARD OPPORTUNITY	ADJUSTED EPS ($)
40% (Minimum Level)	5.37
100% (Target Level)	5.82
140% (140% Level)	6.12
200% (Maximum Level)	≥6.50
Payouts for results between performance levels are interpolated on a straight-line basis. Actual 2024 adjusted EPS of $6.65 was above the maximum level resulting in 200% payout with respect to this performance goal.
49      ECOLAB PROXY STATEMENT 2025

Executive Compensation
For purposes of the adjusted EPS performance measure used in the MIP, a reconciliation of 2024 diluted EPS as reported to 2024 adjusted diluted EPS is summarized below:
2024 reported diluted EPS	$7.37
Adjustments:
Special (gains) and charges, after tax	(0.44)
Discrete tax net (benefit) expense	(0.28)
Adjusted diluted EPS	$6.65
Note: Per-share amounts do not necessarily sum due to rounding. Additional information regarding the composition of the adjustments identified in the table above is contained on pages 33 to 36 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
PERFORMANCE MEASURES AND ACHIEVEMENT — ENTERPRISE GOAL
30% of Mr. Brown’s and 35% of Mr. Duijser’s 2024 MIP target was linked to our enterprise goal. Mr. Brown’s and Mr. Duijser’s roles have a significant impact on the performance of all of the Company’s businesses, and direct impact on the Company’s ability to meet business sales and operating income targets. The enterprise performance goal is intended to incentivize and reward these NEOs based on the financial performance of Ecolab’s various businesses and overall Company performance.
The enterprise goal is comprised of 60% commercial average payout for sales and/or operating income performance across the Company’s business units and 40% company-wide adjusted EPS performance. Because this measure includes aggregate performance across all business units, there is no threshold payout level; however, the maximum payout of 200% of target continues to apply.
The commercial average performance was measured at 123%, and adjusted EPS was achieved at 200%, resulting in an enterprise goal payout of 154% of target.
PERFORMANCE MEASURES AND ACHIEVEMENT — BUSINESS UNIT
In light of his role as Executive Vice President and President — Institutional Group, 70% of Mr. Cook’s 2024 MIP target was linked to goals for the Global Institutional Group business unit. Performance of his business unit goal is measured 50% on the year-over-year sales growth and 50% on the year-over-year operating income growth.
Sales and operating income performance for the Global Institutional Group were achieved at 179% and 191%, respectively, resulting in a business unit goal payout of 185% of target.
PERFORMANCE MEASURES AND ACHIEVEMENT — INDIVIDUAL
For two of our NEOs who hold staff positions — Mr. Kirkland (Chief Financial Officer) and Mr. Duijser (Executive Vice President and Chief Supply Chain Officer), 30% of their MIP annual cash incentive target is linked to individual performance goals. This individual component of staff position awards under the MIP is set at 30% of the performance measure mix for annual cash incentives so that achievement of these goals is a component of the award but remains balanced against achievement of corporate and, as applicable, enterprise performance goals.
The 2024 individual performance objectives for these officers are:
▪
specific,

▪
qualitative,

▪
achievable with significant effort, and

▪
if achieved, provide meaningful benefit to the Company.

ECOLAB PROXY STATEMENT 2025       50

Executive Compensation
NEO	INDIVIDUAL PERFORMANCE OBJECTIVES
Scott D. Kirkland
Financial and organizational initiatives, including:
▪
strategic leadership of accounting, audit, financial planning and analytics, treasury, tax, investor relations, shared services, and information services functions,

▪
collaborating with the CEO and Board to develop, execute and evaluate financial and investment strategies aligned with the Company’s growth goals, and

▪
implementing digital tools to enhance efficiency, accuracy, and decision-making through automation, analytics

Machiel Duijser
Supply chain and organizational initiatives, including:
▪
strategic leadership of global supply chain functions including procurement, planning, production, logistics, regulatory affairs, and customer service,

▪
building a resilient and secure supply chain that will serve our customers under all circumstances with a competitive advantage in safety, quality, cost and compliance, and

▪
achieving sustainability commitments, balancing environmental responsibility and economic success

PERFORMANCE MEASURES AND ACHIEVEMENT — GROWTH & IMPACT MODIFIER
In assessing the achievement of the Growth & Impact for 2024, we considered the necessary steps to achieve our aspirations for reducing water use intensity across our operations and advancing the performance and inclusivity of our workplace. This modifier recognizes that delivering a net positive impact for our associates and operations, with our customers and in our communities, drives performance and innovation, and enables growth. The Growth & Impact modifier increases MIP payout by 3%, 6%, or 10%, or reduced MIP payout by 10%, based on achievement of year-over-year progress in Growth & Impact areas as assessed by the Compensation & HCM Committee.
For 2024, the Compensation & HCM Committee determined that the Growth & Impact modifier should increase the MIP payout by 10%, subject to the 200% payout cap under the MIP. This payout level is aligned with exceeding the targets set for reduction in water intensity across our operations and year-over-year improvements toward Ecolab’s aspiration for a high performing and inclusive workplace. The assessment of performance for the Growth & Impact modifier is made for all officers in the aggregate, and not on an individual basis. Performance indicators may be adjusted for acquisitions and divestitures that have a material impact.
2024 ANNUAL CASH INCENTIVE PAYOUT SUMMARY
NAME	EPS WEIGHTING (%)	ENTERPRISE WEIGHTING (%)	BUSINESS UNIT WEIGHTING (%)	INDIVIDUAL WEIGHTING (%)	WEIGHTED MIP TARGET AWARD ($)	MIP PERFORMANCE ACHIEVED (% OF WEIGHTED TARGET)	GROWTH & IMPACT MODIFIER (%)	PAYOUT BASED ON MIP PERFORMANCE ($)	ACTUAL PAYOUT ($)
Christophe Beck	100				2,138,462	200		4,276,924
							10(1)	—	4,276,924
Scott D. Kirkland	70				605,188	200		1,210,376
				30	259,366	154		399,223
							10(1)	119,509	1,729,108
Darrell R. Brown	70				605,188	200		1,210,376
		30			259,366	154		399,223
							10(1)	119,509	1,729,108
Machiel Duijser	35				168,858	200		337,716
		35			168,858	154		259,910
				30	144,736	200		289,471
							10(1)	77,806	964,903
Gregory B. Cook	30				144,350	200		288,700
			70		336,816	185		623,353
							10(1)	50,279	962,332

(1)
The Growth & Impact modifier paid less than 10% for all NEOs because their total MIP payouts were capped at 200% of their respective MIP target awards.

51      ECOLAB PROXY STATEMENT 2025

Executive Compensation
The Compensation & HCM Committee may increase or decrease an NEO’s payout, with input from the CEO (other than as to his own award), based on the individual performance of the NEO. The Compensation & HCM Committee has not historically made such discretionary adjustments to an NEO’s payout, except in new hire situations in which the amount of an executive’s annual cash incentive is guaranteed, or other exceptional circumstances. The 2024 annual cash incentive payouts were made in accordance with the overall corporate results and enterprise, business unit and individual performance results established for the NEOs without adjustment. Additionally, none of the executives had a guaranteed cash incentive for 2024.
Long-Term Equity Incentives
The Compensation & HCM Committee made annual grants of long-term equity incentives to our NEOs in December 2024, consistent with its past practice of granting these incentives at its regularly scheduled December meeting. Our philosophy is to grant long-term incentives that are within the median range of our size-adjusted competitive market. In 2024, our NEOs received long-term incentives near or within the median range, other than Mr. Duijser whose long-term incentive grant was above market median, consistent with prior years, in consideration of his unique skill set and background, which includes experience with products similar to those sold by all of our businesses, as well as his continued success in implementing step changes in technology and efficiency within our supply chain organization. The table below sets forth each NEO’s annual long-term incentive award value at target, as well as the number of target PBRSUs and stock options granted in December 2024.
NAME	TARGET LTI AWARD VALUE ($)	TARGET PBRSUs GRANTED(1)	STOCK OPTIONS GRANTED(1)
Christophe Beck	10,500,000	25,158	59,900
Scott D. Kirkland	2,800,000	6,709	15,973
Darrell R. Brown	2,900,000	6,948	16,544
Machiel Duijser	1,700,000	4,073	9,698
Gregory B. Cook	1,450,000	3,474	8,272

(1)
The number of target PBRSUs and the number of options were determined based on a historical average share price.

ECOLAB PROXY STATEMENT 2025       52

Executive Compensation
The material terms of the 2024 annual long-term equity incentive awards are as follows:
AWARD TYPE	MATERIAL TERMS
PBRSUs
▪
Cliff-vests after three-year performance period, subject to attainment of three-year average annual organic ROIC goals and modification based on relative TSR

▪
Target three-year average organic ROIC goals were set at levels that would require significant year-over-year organic growth and focus our management team on our long-term fundamentals; the relative TSR modifier balances achievement of internal goals with performance against the broader market and demonstrates value creation for our stockholders

▪
Payout ranges from 0% to 200% of the target award, with a threshold payout of 40% of target

▪
Set 2025 to 2027 average annual organic ROIC target of 16.2%, with a threshold of 11.8% and a maximum of 18.4%

▪
Organic ROIC is defined as the quotient of net operating profit after taxes, over the Company’s invested capital determined as total assets less cash and cash equivalents minus total liabilities less short- and long-term debt, as may be adjusted for acquisitions, accounting or tax changes, gains or losses from discontinued operations, and certain other unusual or infrequently occurring charges during the performance period. Invested capital is not adjusted for acquisitions completed prior to the start of the performance period

▪
Includes relative TSR modifier, which may increase or reduce the payout based on the Company’s three-year TSR compared to the S&P 500 three-year TSR, with performance in the 80th percentile or higher increasing the payout percentage by 10% and performance in the 20th percentile or lower decreasing the payout percentage by 10% (subject to cap on total payout of 200% of target)

▪
No dividend equivalents are paid or accrued on PBRSUs

STOCK OPTIONS
▪
Vests in equal annual installments over three years

▪
Exercise price equal to the average of the high and low market price on the date of grant, which we believe lessens the impact of potential same-day stock volatility

▪
10-year term from the date of grant

PAYOUT OF 2022 — 2024 PBRSUs
Each of our NEOs held outstanding 2022 — 2024 PBRSUs granted by the Compensation & HCM Committee in December 2021 which vested on December 31, 2024. The following chart sets forth the threshold and target average annual adjusted ROIC and the Company’s actual average annual adjusted ROIC performance under the 2022 — 2024 PBRSUs, which resulted in a payout at 100% of target (the maximum potential payout for these awards).
Adjusted ROIC under the 2022 — 2024 PBRSUs is defined as the quotient of after-tax operating income divided by the sum of short-term and long-term debt and stockholders’ equity, less cash and cash equivalents. Adjusted ROIC is measured excluding
53      ECOLAB PROXY STATEMENT 2025

Executive Compensation
the purchase accounting impact and special gains and charges relating to the Nalco and Purolite transactions considering the significant impact of these transactions on the calculation.
Equity Award Grant Practices
Generally, long-term equity incentives for executives are granted on the same date as our Compensation & HCM Committee approval date and in no event is the grant date prior to the approval date. Annual grants are typically made at the regularly scheduled meeting of the Compensation & HCM Committee in December. The Compensation and Human Capital Management Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024. We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In addition, in 2024 we did not grant long-term equity incentives (including stock options) during any period beginning four business days before and ending one business day after the filing of any periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any current report on Form 8-K that discloses material nonpublic information. We may change our equity grant practices in the future.
Executive Benefits and Perquisites
Our NEOs participate in the same health care, disability, life insurance, pension, and 401(k) benefit plans made available generally to the Company’s U.S. employees, with executive supplements as described in this Proxy Statement. In addition, our NEOs are eligible to participate in:
▪
a deferred compensation program,

▪
a restoration plan for the tax-qualified 401(k) plan,

▪
a restoration pension plan, and

▪
with respect to certain of our NEOs, an executive disability and life benefit and a supplemental retirement benefit.

The non-qualified retirement plans supplement the benefits provided under our tax-qualified plans, taking into account compensation and benefits above the IRS limits for qualified plans. The NEOs also receive limited perquisites that are described in more detail in the footnotes to the “Summary Compensation Table”. Perquisites accounted for 0.6% of total compensation for the CEO and 1.3% of total compensation on average for the other NEOs in 2024. Executive benefits and perquisites are consistent with our competitive market.
The Company maintains a private aircraft use policy authorizing the use of private aircraft for business and personal purposes by the Company’s Chairman and Chief Executive Officer and, under certain circumstances, business use by its directors and certain other executives. Under the policy, personal use of private aircraft by the Chairman of the Board and Chief Executive Officer is limited to $100,000 of unreimbursed usage per year, with personal use historically falling below the limit. Additional information with respect to this perquisite is provided in more detail in the footnotes to the “Summary Compensation Table”.
Each of Mr. Brown and Mr. Duijser received an annual commuter allowance of $50,385 that is designed to offset commuting expenses incurred by these executives for travel to headquarters. Neither Mr. Brown nor Mr. Duijser receives any tax gross up on this allowance.
OTHER COMPENSATION POLICIES AND CONSIDERATIONS
Executive Change-In-Control Policy
The terms of our Change-In-Control Severance Compensation Policy, including the events constituting a change in control under our policy, are described in the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement. Our policy applies to all elected officers, including the NEOs, except those who are covered by separate change-in-control or similar agreements with the Company or a subsidiary, a circumstance which arises only in the case of an executive having such an agreement with a company we acquire, which agreements are not renewed after they terminate or expire. The Change-In-Control Severance Compensation Policy only provides “double-trigger” severance benefits following a change-in-control, which promotes the interests of stockholders by mitigating executives’ concerns about the impact a change in control may have on them, thereby allowing the executives to focus on the best interests of stockholders under such circumstances.
ECOLAB PROXY STATEMENT 2025       54

Executive Compensation
Global Insider Trading Policy
Our Global Insider Trading Policy governs the trading of our securities by our directors, officers, employees, and consultants. It also requires the Company to comply with all applicable securities and state laws when engaging in transactions in its own securities. We believe that the policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Global Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.
Hedging and Pledging Policy
The Company’s Global Insider Trading Policy provides that certain short-term or speculative transactions by insiders in Company securities are prohibited at any time. These include:
(i)
short-term “in and out” trading;

(ii)
selling Company stock short;

(iii)
purchases of Company stock on margin;

(iv)
pledging of Ecolab stock; and

(v)
dealing in derivative securities (e.g., options, puts, calls) other than through the Company’s stock incentive plans.

Our directors, executive officers (including our NEOs), senior management team, and certain other employees designated from time to time by the General Counsel constitute the Company’s “insiders” under the policy.
Stock Retention and Ownership Guidelines

We maintain stock retention and ownership guidelines to encourage our NEOs and other executives to accumulate a meaningful ownership stake in the Company so they are incentivized to maximize long-term stockholder returns without taking on undue risk. Until the guideline is met, our CEO, CFO and President and COO are expected to retain 100% of net shares realized from equity awards, with other officers expected to retain 50%. Shares subject to unexercised stock options and unvested RSUs/PBRSUs are not considered owned for purposes of complying with the guidelines.
STOCK OWNERSHIP GUIDELINES

The table below illustrates the standing of each of our NEOs in relation to their respective stock ownership guideline as of December 31, 2024, based on the closing market price of our Common Stock on December 31, 2024 of $234.32 per share.
NAME	BASE SALARY AS OF 12/31/2024 ($)	STOCK OWNERSHIP GUIDELINES	STOCK OWNERSHIP(1) (#)	MULTIPLE OF 2024 BASE SALARY
Christophe Beck	1,350,000	6x salary	66,449	11.5x salary
Scott D. Kirkland	832,000	3x salary	10,748	3.0x salary
Darrell R. Brown	832,000	3x salary	25,349	7.1x salary
Machiel Duijser	650,000	3x salary	9,444	3.4x salary
Gregory B. Cook	572,000	3x salary	14,374	5.9x salary

(1)
Excludes shares underlying unexercised stock options and unvested RSUs/PBRSUs.

55      ECOLAB PROXY STATEMENT 2025

Executive Compensation
Clawback and Compensation Recovery Policies
The Company’s Board of Directors has adopted a Policy on Reimbursement of Incentive Payments. Under this policy, if an executive has engaged in misconduct (including a material violation of the Company’s Code of Conduct), as determined by the Compensation & HCM Committee, then the Company will, in appropriate circumstances, recoup annual or long-term cash or equity-based incentives or discretionary bonuses (whether based on financial measures, stock price, TSR or non-financial measures), as well as time-based stock options or other equity-based awards (collectively, “incentive compensation”). In addition, in the event of an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws or if incentive compensation is paid based on a materially inaccurate calculation, the Compensation & HCM Committee may recoup any excess incentive compensation during the prior three fiscal years.
The Company’s Board of Directors has also adopted a Rule 10D-1 Clawback Policy, which is intended to comply with the requirements of NYSE Listing Standard 303A.14 implementing Rule 10D-1 under the Exchange Act. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover the excess incentive-based compensation received by any covered executive, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
COMPENSATION RISK ANALYSIS
The Compensation & HCM Committee has established an annual process for assessing risk in our compensation programs. The Committee has directed management to apply that process to all compensation plans and practices that have the potential to create risks that are reasonably likely to have a material adverse effect on the Company and to report the results to the Compensation & HCM Committee. The Committee maintains final authority for overseeing risk in our compensation programs.
Based on our 2024 risk assessment, we do not believe that our compensation programs create risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, we took into account the compensation mix for our employees as well as various risk control and mitigation features of our programs, including:
COMPENSATION PROGRAM RISK CONTROL AND MITIGATION FEATURES	Varied and balanced performance targets
Procedures for incentive pay calculations review
Appropriate incentive payout caps
Discretionary authority of the Compensation & HCM Committee to reduce award payouts
Internal controls around customer and distributor pricing and contract terms
Stock ownership guidelines
Prohibition on hedging or pledging Company stock
Compensation recovery (“clawback”) policies and the Company’s rights to cancel incentive awards for employee misconduct
ECOLAB PROXY STATEMENT 2025       56

Executive Compensation
COMPENSATION TABLES
SUMMARY COMPENSATION TABLE FOR 2024
The following table shows cash and non-cash compensation for the years ended December 31, 2024, 2023 and 2022 for the persons serving as the Company’s “Principal Executive Officer” and “Principal Financial Officer” during the year ended December 31, 2024 and for the next three most highly-compensated executive officers who were serving in those capacities at December 31, 2024.
NAME AND PRINCIPAL POSITION	YEAR	SALARY(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(3) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(1)(4) ($)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS(5) ($)	ALL OTHER COMPENSATION(6) ($)	TOTAL ($)
Christophe Beck Chairman and Chief Executive Officer	2024	1,346,923	6,148,112	4,006,711	4,276,924	166,519	445,735	16,390,924
	2023	1,243,750	5,874,624	4,055,664	3,731,250	195,936	445,831	15,547,055
	2022	1,056,250	3,613,018	3,918,064	—	—	133,088	8,720,419
Scott D. Kirkland Chief Financial Officer	2024	829,785	1,639,545	1,068,434	1,729,108	50,496	150,924	5,468,293
	2023	787,500	1,697,159	1,171,641	1,570,453	64,270	47,165	5,338,188
	2022	637,500	1,385,028	1,501,940	—	21,536	42,883	3,588,887
Darrell R. Brown President and Chief Operating Officer	2024	829,785	1,697,952	1,106,628	1,729,108	153,440	293,733	5,810,646
	2023	787,500	1,762,406	1,216,719	1,570,453	59,090	279,330	5,675,498
	2022	643,750	1,204,292	1,306,009	416,828	—	101,973	3,672,852
Machiel Duijser(7) Executive Vice President and Chief Supply Chain Officer	2024	648,269	995,360	648,699	964,903	37,646	205,482	3,500,359
	2023	615,000	3,017,282	721,006	906,887	27,116	139,366	5,426,657
Gregory B. Cook(7) Executive Vice President and President – Institutional Group	2024	570,477	848,976	553,314	962,332	18,266	95,710	3,049,075

(1)
Includes amounts deferred under Section 401(k) of the Internal Revenue Code pursuant to the Ecolab Savings Plan and ESOP, amounts deferred under a non-qualified defined contribution deferred compensation plan maintained by the Company for a select group of executives, and any salary reductions per Section 125 or Section 132(f)(4) of the Internal Revenue Code.

(2)
Represents the aggregate grant date fair value of PBRSU awards at target made during the year in accordance with FASB ASC Topic 718, based on the average of the high and low share price of the Company’s common stock on the date of grant, adjusted for the absence of future dividends and with no discount for estimated forfeitures. See Note 11 to the Company’s Consolidated Financial Statements for the year ended December 31, 2024, located at Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for further discussion of the assumptions used in determining these values. For additional information about these awards see the heading “Long-Term Equity Incentives” beginning at page 52 and the footnotes to the table “Grants of Plan-Based Awards for 2024” beginning at page 59. Based on the fair market value on the date of grant ($244.38 per share), the maximum values for the 2024 PBRSUs granted to Messrs. Beck, Kirkland, Brown, Duijser and Cook are $12,296,224, $3,279,091, $3,395,904, $1,990,719 and $1,697,952, respectively.

(3)
Represents the aggregate grant date fair value of stock option grants during the year in accordance with FASB ASC Topic 718 but with no discount for estimated forfeitures. The value of grants has been determined by application of the lattice (binomial)-pricing model. Key assumptions include risk-free rate of return, expected life of the option, expected stock price volatility, and expected dividend yield. See Note 11 to the Company’s Consolidated Financial Statements for the year ended December 31, 2024, located at Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for further discussion of the assumptions used in determining these values. The specific assumptions used in the valuation of the options granted in 2024 are summarized in the table below:

GRANT DATE	RISK FREE RATE	EXPECTED LIFE (YEARS)	EXPECTED VOLATILITY	EXPECTED DIVIDEND YIELD
12/04/2024 (all executives)	4.06%	6.09	22.60%	1.05%
57      ECOLAB PROXY STATEMENT 2025

Executive Compensation
(4)
Represents the annual cash incentive awards earned and paid in respect of 2024 under the Company’s MIP. The MIP is discussed in more detail at page 48 and as part of the table entitled “Grants of Plan-Based Awards for 2024” at page 59.

(5)
Represents the aggregate change in the actuarial present value of the NEO’s accumulated benefit under the Company’s defined benefit plans as of December 31, 2024 over such amount as of December 31, 2023, except as otherwise noted. The Company’s defined benefit plans include the Pension Plan, the Mirror Pension Plan, the Supplemental Executive Retirement Plan (“SERP”), and the AMP Signature Super — One Ecolab Superannuation Plan (“Australia Plan”) which are discussed beginning at page 64 as part of the table entitled “Pension Benefits for 2024.” Mr. Brown is an inactive participant in the Australia Plan, which is a broad-based pension plan covering certain Australian employees, and no other named executive officer participates in the Australia Plan. The change in the actuarial present value during 2024 of Mr. Brown’s Australia Plan benefit is primarily attributable to changes in actuarial assumptions and increases related to the passage of time and does not reflect any additional accruals for service or compensation earned or paid in 2024. Mr. Brown’s change in pension benefit attributable to this plan is accrued in Australian dollars and is reported based on a conversion rate of 1.5356AUD = 1$U.S. on November 30, 2024, a conversion rate of 1.5140AUD = 1$U.S. on November 30, 2023, and a conversion rate of 1.4736AUD = 1$U.S. on November 30, 2022, using pension measurement dates of November 30, 2024, November 30, 2023 and November 30, 2022, consistent with the Company’s assumptions under FASB ASC Topic 715 for financial reporting regarding international retirement plans. There are no “above market” earnings under the Ecolab Mirror Savings Plan, a non-qualified defined contribution plan, because all earnings under this plan are calculated at the same rate as earnings on one or more externally managed investments available to participants in Ecolab’s broad-based tax-qualified deferred compensation plans. The Ecolab Mirror Savings Plan is discussed at page 67.

(6)
Except as otherwise noted, amounts reported as All Other Compensation include:

(a)
Payment by the Company of certain perquisites, including costs relating to the following:

(i)
executive physical examinations for Messrs. Beck, Kirkland, Brown and Duijser;

(ii)
in the case of Mr. Brown and Mr. Duijser $50,385 representing an annual commuter allowance to offset commuting expenses incurred for travel between their residences and corporate headquarters;

(iii)
attendance by Messrs. Beck, Brown and Duijser at incentive trips in the amounts of $12,737, $26,017 and $24,422, respectively, and the gross-up thereon in the amounts of $12,335, $21,549 and $23,580, respectively;

(iv)
spousal travel for Messrs. Beck, Brown, Duijser and Cook in the amounts of $22,777, $22,457, $4,404 and $2,715, respectively, and the gross up thereon of $21,121, $18,520, $4,242 and $2,610, respectively. Amounts do not include certain occasions where the spouses of Mr. Beck and Mr. Brown accompanied them on business trips using corporate aircraft for which no incremental aircraft cost is incurred; and

(v)
business travel and accident insurance for each of the named executive officers and preferred airline status for each of the named executive officers and the spouse of Mr. Beck for which no incremental cost is incurred by the Company.

(b)
Payment by the Company of life insurance premiums in 2024 for Mr. Beck in the amount of $40,256. This program has been closed to new participants.

(c)
Payment of matching contributions made by the Company to certain retirement plans for 2024 as follows:

(i)
matching contributions made by the Company under the Ecolab Savings Plan and ESOP available generally to all employees for: Mr. Beck, $20,700; Mr. Kirkland, $18,406; Mr. Brown, $20,700; Mr. Duijser $20,700; and Mr. Cook, $20,700; and

(ii)
matching contributions made or to be made by the Company on base salary and annual cash incentive award earned in respect of 2024 that the executive deferred under a non-qualified defined contribution deferred compensation plan maintained by the Company for a select group of executives, in the following amounts: Mr. Beck, $312,992; Mr. Kirkland, $130,530; Mr. Brown, $130,530; Mr. Duijser $74,290; and Mr. Cook, $69,685.

The Company maintains a self-funded, supplemental long-term disability benefit plan for certain executives, which benefits each of the named executive officers. No Company cost is incurred under such plan prior to the occurrence of a disability.
(7)
Mr. Cook was not an NEO in 2023 and 2022, and Mr. Duijser was not an NEO in 2022.

ECOLAB PROXY STATEMENT 2025       58

Executive Compensation
GRANTS OF PLAN-BASED AWARDS FOR 2024
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(3)			ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(4) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS(5) ($/SH)	CLOSING MARKET PRICE OF STOCK ON GRANT DATE(5) ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(6) ($)
NAME	GRANT DATE	THRESHOLD(1) ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD(2) (#)	TARGET (#)	MAXIMUM (#)
Christophe Beck (PEO)
MIP(7)	N/A	769,846	2,138,462	4,276,924	—	—	—	—	—	—	—
2023 Stock Incentive Plan	12/04/2024	—	—	—	—	—	—	59,900	247.495	248.86	4,006,711
2023 Stock Incentive Plan	12/04/2024	—	—	—	9,057	25,158	50,316	—	—	—	6,148,112
Scott D. Kirkland (PFO)
MIP(7)	N/A	255,216	864,554	1,729,108	—	—	—	—	—	—	—
2023 Stock Incentive Plan	12/04/2024	—	—	—	—	—	—	15,973	247.495	248.86	1,068,434
2023 Stock Incentive Plan	12/04/2024	—	—	—	2,415	6,709	13,418	—	—	—	1,639,545
Darrell R. Brown
MIP(7)	N/A	255,216	864,554	1,729,108	—	—	—	—	—	—	—
2023 Stock Incentive Plan	12/04/2024	—	—	—	—	—	—	16,544	247.495	248.86	1,106,628
2023 Stock Incentive Plan	12/04/2024	—	—	—	2,501	6,948	13,896	—	—	—	1,697,952
Machiel Duijser
MIP(7)	N/A	105,946	482,452	964,903	—	—	—	—	—	—	—
2023 Stock Incentive Plan	12/04/2024	—	—	—	—	—	—	9,698	247.495	248.86	648,699
2023 Stock Incentive Plan	12/04/2024	—	—	—	1,466	4,073	8,146	—	—	—	995,360
Gregory B. Cook
MIP(7)	N/A	173,220	481,166	962,332	—	—	—	—	—	—	—
2023 Stock Incentive Plan	12/04/2024	—	—	—	—	—	—	8,272	247.495	248.86	553,314
2023 Stock Incentive Plan	12/04/2024	—	—	—	1,251	3,474	6,948	—	—	—	848,976
(1)
Threshold amount is based on achievement of the minimum adjusted EPS performance measure at 40% of target (which also comprises a portion of the enterprise goal), minimum achievement of the applicable business unit goals at 40%, no achievement of the commercial average payout component, minimum achievement of individual goals, and assuming the Growth & Impact modifier is not achieved and the negative 10% modifier applies.

(2)
Threshold amount is calculated assuming the relative TSR modifier is not achieved and the negative 10% modifier applies.

(3)
Amounts reflect the threshold (adjusted as noted in footnote 2 above), target, and maximum number of shares of Company Common Stock that may be earned pursuant to PBRSU awards granted in 2024. No PBRSUs may be earned if organic ROIC is below the threshold goal, and no more than 200% of the PBRSUs may be earned if organic ROIC is above the maximum goal. A relative TSR modifier may increase or reduce the payout percentage based on our 3-year TSR compared to the S&P 500, subject to the cap on total payout of 200% of target. Dividend equivalents are not paid or accrued during the performance period. See the discussion under the heading “Performance-Based Restricted Stock Units” in the Compensation Discussion and Analysis for more information on these awards, including with respect to the performance goals and relative TSR modifier.

(4)
Options granted in 2024 have a ten-year contractual exercise term and vest (or will be exercisable) over three years, on a cumulative basis, as to one third of the option shares on the first and second anniversaries of the date of grant and as to the remaining option shares on the third anniversary.

(5)
Each of the stock options granted to our NEOs during the year ended December 31, 2024 and reported in the table above were granted on the date of approval by our Compensation & HCM Committee and have an exercise price which is the average of the high and low market price on the date of grant. We believe that the use of the average of the high and low market price on the date of the grant removes the effect of potential same-day stock volatility.

(6)
Represents the grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures. With respect to stock options, the value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grant and Ecolab’s stock price performance history as of the date of the grant.

The specific assumptions used in the valuation of these options are located in footnote (3) to the “Summary Compensation Table” at page 57. With respect to PBRSUs, the value has been determined based on the average daily share price of the Company’s Common Stock at the date of the grant, adjusted for the absence of future dividends, and assuming the target award payout, consistent with the estimate of aggregate compensation cost to be recognized over the three-year vesting period of the award. See footnote (3) above for a description of the performance goals and performance period.
59      ECOLAB PROXY STATEMENT 2025

Executive Compensation
(7)
The Company maintains an annual cash incentive program for executives referred to as the MIP, which is discussed in the Compensation Discussion and Analysis under the heading “Annual Cash Incentives.” In the case of the NEO participants, the potential payouts that could be earned under the MIP for 2024 and that would be used to guide the Committee’s discretion under the MIP are noted in the MIP row of the above table. Amounts shown are based on the base salary earned during 2024. Actual payouts to each of the NEOs with respect to 2024 are included under the Non-Equity Incentive Plan Compensation column in the “Summary Compensation Table” at page 57. Each award is subject to and interpreted in accordance with the terms and conditions of the MIP, and no amount will be paid under the MIP unless and until the Committee has determined the extent to which the applicable performance goal has been met, the corresponding amount of the award earned by the participant, and the degree to which the Committee chooses to exercise its permitted discretion under the MIP.

ECOLAB PROXY STATEMENT 2025       60

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2024
	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE(1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) ($)
Christophe Beck (PEO)	23,071	—	119.120	12/02/25	—	—	—	—
	23,833	—	117.730	12/07/26	—	—	—	—
	20,729	—	137.087	12/06/27	—	—	—	—
	16,287	—	158.515	12/04/28	—	—	—	—
	29,957	—	184.390	12/03/29	—	—	—	—
	50,759	—	221.410	12/03/30	—	—	—	—
	60,248	—	223.780	12/01/31	—	—	25,408	5,953,603
	70,576	35,289	148.495	12/07/32	—	—	62,666	14,683,897
	26,780	53,562	191.030	12/06/33	—	—	25,158	5,895,023
	—	59,900	247.495	12/04/34	—	—	—	—
Scott D. Kirkland (PFO)	2,884	—	119.120	12/02/25	—	—	—	—
	3,972	—	117.730	12/07/26	—	—	—	—
	4,146	—	137.087	12/06/27	—	—	—	—
	3,189	—	158.515	12/04/28	—	—	—	—
	3,159	—	184.390	12/03/29	—	—	—	—
	4,230	—	221.410	12/03/30	—	—	—	—
	17,572	—	223.780	12/01/31	—	—	—	—
	27,054	13,528	148.495	12/07/32	—	—	9,740	2,282,277
	7,736	15,474	191.030	12/06/33	—	—	18,104	4,242,129
	—	15,973	247.495	12/04/34	—	—	6,709	1,572,053
Darrell R. Brown	10,000	—	117.730	12/07/26	—	—	—	—
	17,274	—	137.087	12/06/27	—	—	—	—
	16,287	—	158.515	12/04/28	—	—	—	—
	13,072	—	184.390	12/03/29	—	—	—	—
	14,664	—	221.410	12/03/30	—	—	—	—
	14,058	—	223.780	12/01/31	—	—	—	—
	23,525	11,763	148.495	12/07/32	—	—	8,469	1,984,456
	8,034	16,069	191.030	12/06/33	—	—	18,800	4,405,216
	—	16,544	247.495	12/04/34	—	—	6,948	1,628,055
Machiel Duijser	13,536	—	221.410	12/03/30	—	—	—	—
	12,050	—	223.780	12/01/31	—	—	—	—
	16,938	8,470	148.495	12/07/32	13,112(3)	3,072,404	6,098	1,428,883
	4,761	9,522	191.030	12/06/33	—	—	11,140	2,610,325
	—	9,698	247.495	12/04/34	—	—	4,073	954,385
61      ECOLAB PROXY STATEMENT 2025

Executive Compensation
	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE(1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) ($)
Gregory B. Cook	2,234	—	117.730	12/07/26	—	—	—	—
	3,800	—	137.087	12/06/27	—	—	—	—
	2,714	—	158.515	12/04/28	—	—	—	—
	2,723	—	184.390	12/03/29	—	—	—	—
	3,384	—	221.410	12/03/30	—	—	—	—
	7,029	—	223.780	12/01/31	—	—	—	—
	9,410	4,705	148.495	12/07/32	8,396(4)	1,967,351	3,388	793,876
	3,868	7,737	191.030	12/06/33	—	—	9,052	2,121,065
	—	8,272	247.495	12/04/34	—	—	3,474	814,028

(1)
Stock options have a ten-year contractual exercise term and vest ratably on the first three anniversaries of the date of grant, subject to the post-termination and change-in-control provisions generally described on page 68 under the heading “Potential Payments Upon Termination or Change in Control.”

The vesting dates of the respective stock options held at December 31, 2024 that were unexercisable are summarized in the table below:
NAME	OPTION GRANT DATE	SECURITIES VESTING DECEMBER 2025 (#)	SECURITIES VESTING DECEMBER 2026 (#)	SECURITIES VESTING DECEMBER 2027 (#)
Christophe Beck (PEO)	12/07/22	35,289	—	—
	12/06/23	26,781	26,781	—
	12/04/24	19,966	19,967	19,967
Scott D. Kirkland (PFO)	12/07/22	13,528	—	—
	12/06/23	7,737	7,737	—
	12/04/24	5,324	5,324	5,325
Darrell R. Brown	12/07/22	11,763	—	—
	12/06/23	8,034	8,035	—
	12/04/24	5,514	5,515	5,515
Machiel Duijser	12/07/22	8,470	—	2,758
	12/06/23	4,761	4,761	—
	12/04/24	3,232	3,233	3,233
Gregory B. Cook	12/07/22	4,705	—	—
	12/06/23	3,868	3,869	—
	12/04/24	2,757	2,757	2,758

(2)
Represents PBRSU awards which cliff-vest after three years, subject to attainment of performance goals over a three-year performance period. In order from top to bottom, the PBRSUs have performance periods of 2023-2025, 2024-2026 and 2025-2027 and will vest on December 31, 2025, 2026 and 2027, respectively, and, subject to certification of results by the Compensation & HCM Committee, will be paid out in shares of Common Stock no later than March 15 following each vesting date. The amounts shown represent 100%, 200% and 100% of the target number of units for the PBRSUs vesting on December 31, 2025, 2026 and 2027, respectively, based on performance through December 31, 2024. The awards are subject to the post-termination and change-in-control provisions generally described at pages 68 through 71 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value of $234.32 per share is based on the closing market price of the Company’s Common Stock on December 31, 2024.

ECOLAB PROXY STATEMENT 2025       62

Executive Compensation
(3)
Represents an RSU award granted to Mr. Duijser on February 22, 2023. The award will vest as to 100% of the units on the fourth anniversary of the date of grant. Dividend equivalents are not paid or accrued on unvested units. The award is subject to the post-termination and change-in-control provisions generally described at pages 68 through 71 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value of $234.32 per share is based on the closing market price of the Company’s Common Stock on December 31, 2024.

(4)
Represents an RSU award granted to Mr. Cook on May 4, 2022. The award will vest as to 100% of the units on the fourth anniversary of the date of grant. Dividend equivalents are not paid or accrued on unvested units. The award is subject to the post-termination and change-in-control provisions generally described at pages 68 through 71 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value of $234.32 per share is based on the closing market price of the Company’s Common Stock on December 31, 2024.

OPTION EXERCISES AND STOCK VESTED FOR 2024
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE(1) (#)	VALUE REALIZED ON EXERCISE(1) ($)	NUMBER OF SHARES ACQUIRED ON VESTING(2) (#)	VALUE REALIZED ON VESTING(2) ($)
Christophe Beck (PEO)	24,471	3,378,222	13,255	3,105,912
Scott D. Kirkland (PFO)	2,753	382,984	3,866	905,881
Darrell R. Brown	—	—	3,093	724,752
Machiel Duijser	—	—	2,651	621,182
Gregory B. Cook	5,311	658,759	1,715	399,516

(1)
Represents the aggregate number of shares and dollar amount realized by the NEO upon exercise of one or more stock options during 2024. The dollar amount realized on exercise represents the difference between the fair market value of our Common Stock on the exercise date and the exercise price of the option.

(2)
Includes the PBRSU shares earned by Messrs. Beck, Kirkland, Brown, Duijser and Cook for the 2022-2024 performance period that ended on December 31, 2024 because performance targets were met. The value shown as realized is based on the number of shares earned for the 2022-2024 performance period using the per-share closing market price of our Common Stock of $234.32 on December 31, 2024, although shares were not issued until Compensation & HCM Committee certification of results on February 19, 2025. The number of shares acquired on vesting and value realized on vesting for Mr. Cook also include 169 RSU shares that vested on February 25, 2024 with a value realized of $220.460 per share.

63      ECOLAB PROXY STATEMENT 2025

Executive Compensation
PENSION BENEFITS FOR 2024
NAME	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT(1) ($)
Christophe Beck (PEO)	Pension Plan	17.00	159,961
	Mirror Pension Plan	17.00	534,482
	SERP(2)	18.10	2,125,897
Scott D. Kirkland (PFO)	Pension Plan	19.00	229,711
	Mirror Pension Plan	19.00	131,956
Darrell R. Brown	Pension Plan	7.63	78,150
	Mirror Pension Plan	7.63	184,810
	Australia Plan	15.22	1,905,419
Machiel Duijser	Pension Plan	4.00	36,158
	Mirror Pension Plan	4.00	79,395
Gregory B. Cook	Pension Plan	27.00	749,748
	Mirror Pension Plan	27.00	546,889

(1)
The table shows the actuarial present value of the accumulated benefit for each executive officer under the plans identified above as of December 31, 2024 (November 30, 2024, for the Australia Plan).

▪
The actuarial present value is calculated using the same assumptions as are used by the Company for financial reporting purposes under generally accepted accounting principles, except that retirement age is assumed to be age 62. The present value is determined by using a discount rate of 5.59% for the Pension Plan and 5.35% for the Mirror Pension Plan and SERP for 2024 and assuming that benefits are vested at December 31, 2024. The present value of Mr. Brown’s current accrued benefit in the Australia Plan was determined based on a 5.02% discount rate and based on a conversion rate of 1.5356AUD = 1$U.S.

▪
The current accrued benefit for U.S. benefits is allocated between the tax-qualified Pension Plan and the related supplemental non-qualified plans based on the Internal Revenue Code limitations applicable to tax-qualified plans as of December 31, 2024.

▪
The present value of the Pension Plan, generally payable as a single life annuity, assumed mortality rates from the “Pre-2012 Mortality Table” with the MP-2021 projection scale and Endemic COVID scale. Mirror Pension and SERP annuities were valued assuming annual installment payments, or lump sums where available, using an interest rate of 5.13% and the mortality rates defined in the Mirror Pension and SERP plans as prescribed in Revenue Ruling 2001-62. Cash balance benefits were valued assuming future interest credits of 4.36% for periods after December 31, 2024. The cash balance annuity conversion for the SERP offset used the interest rate and mortality assumptions prescribed by the IRS under Internal Revenue Code Section 417(e) for pension lump-sum calculations at December 31, 2020, when the SERP benefit was frozen.

(2)
Includes 5.10 years of past service credit valued in the above table at $287,483.

ECOLAB PROXY STATEMENT 2025       64

Executive Compensation
The pension benefits described above relate to the following non-contributory defined benefit plans maintained by the Company:
KEY FEATURES OF PENSION PLANS
PENSION PLAN	PLAN DESCRIPTION	BENEFIT ACCRUAL FORMULA	VESTING	BENEFIT PAYMENTS	EARLY RETIREMENT PROVISIONS
Pension Plan(1)	Tax-qualified defined benefit plan that covers most U.S. employees of the Company and its U.S. affiliates.
Cash balance account credit at the end of each year equal to 3% of the participant’s compensation for that year plus an interest credit applied to the participant’s account balance on the first day of that year.
▪
Compensation includes base salary and annual cash incentive compensation for a plan year, and excludes long-term and non-cash incentive bonuses, up to IRS qualified plan compensation limit.

Vested after 3 years of continuous service.
Actuarial equivalent value of account balance using mortality and interest factors prescribed by the IRS for cash balance plans.
▪
Normal form of benefit is a single life only annuity for unmarried participants; joint and 50% survivor annuity for married participants.

▪
Optional forms of benefit include lump-sum and annuity options; death benefit to beneficiary if die before starting pension.

N/A — benefit payable at termination of employment; no subsidies for early retirement.
Mirror Pension Plan(1)	Non-qualified plan intended to restore benefits under the tax-qualified Pension Plan for certain executives whose benefits under the Pension Plan are reduced by Internal Revenue Code limits.	Same as Pension Plan, but only with respect to compensation and benefits that would otherwise exceed IRS qualified plan limits.	Vested after 3 years of continuous service and in the event of a change-in-control.
Actuarial equivalent value of account balance using mortality and interest factors prescribed by the IRS for cash balance plans.
▪
Normal form of benefit is 10 annual installments commencing after separation from service.

▪
Optional forms of benefits available to participants include 5-year annual installments, lump sum and annuity options.

▪
Payment is in a lump sum if the present value does not exceed $25,000 at time of distribution.

▪
Payments of benefits subject to Internal Revenue Code Section 409A to “specified employees” are delayed until 6 months after separation from service, and further delayed in accordance with IRS rules if an executive changes the time or form of payment.

N/A — benefit payable at termination of employment; no subsidies for early retirement.

(1)
After December 31, 2020, Mr. Cook accrued benefits under the cash balance formula described above. From his entry into the plan through December 31, 2020, Mr. Cook earned monthly pension benefits under the “traditional” formula: 1/12 of the sum of: (a) years of credited service times 1% of “final average compensation” plus (b) years of credited service (not exceeding 35) times 0.45% of “final average compensation” minus “covered compensation.” “Final average compensation” is the average of the participant's annual compensation for the five consecutive calendar years, that produce the highest average, counting the participant's base salary and annual cash incentive compensation for a plan year, excluding any long-term and non-cash incentive bonuses and amounts above the IRS compensation limits for qualified plans, and taking into account only compensation earned through December 31, 2020. “Covered compensation” is the average Social Security taxable wage base over a 35-year period ending at a participant's Social Security retirement age. Under the “traditional” formula, if Mr. Cook retires on or after age 55, his “traditional” formula benefits expressed in the form of an annuity are reduced by 1/280 for each month by which payment begins before age 62. Unreduced benefits may begin after attaining age 62. Mr. Cook is fully vested in these pension benefits. Certain other rules apply to benefits accrued prior to the effective date of IRC Section 409A.

65      ECOLAB PROXY STATEMENT 2025

Executive Compensation
KEY FEATURES OF PENSION PLANS
PENSION PLAN	PLAN DESCRIPTION	BENEFIT ACCRUAL FORMULA	VESTING	BENEFIT PAYMENTS	EARLY RETIREMENT PROVISIONS
SERP
Non-qualified supplemental executive retirement plan intended to ensure a pension benefit that replaces a significant portion of the income of certain executives.
▪
Mr. Beck is the only NEO in this plan.

Maximum SERP benefit equals 2% of final average compensation multiplied by years of credited service (up to 30 years), reduced by the benefits payable under the Pension Plan, the Mirror Pension and 50% of the age 65 Primary Social Security benefit.
▪
Plan provides an additional “past service benefit” to certain executives hired by the Company after age 35 since the executive would not be able to earn the maximum benefit by age 65. Annual past service benefit equals 1% of the difference between final average compensation and annualized earnings at the time of joining the Company (“first year earnings”) multiplied by the difference between the executive’s age at date of hire and 35.

▪
Compensation is determined without regard to IRS qualified plan compensation limit.

▪
Benefit accruals frozen after December 31, 2020.

Vested after 10 years of service and age 55, or at age 65, and in the event of a change-in-control.
▪
Normal form of benefit, election of optional forms of benefit, and time of commencement the same as under the Mirror Pension.

▪
Payment is in a lump sum if the present value does not exceed $25,000 at time of distribution.

▪
Payments of benefits subject to Internal Revenue Code Section 409A to “specified employees” are delayed until 6 months after separation from service, and further delayed in accordance with IRS rules if an executive changes the time or form of payment.

Benefit reduced by 1/280th for each month by which the commencement date precedes age 62.
Australia Plan	Defined benefit pension plan covering certain employees of Ecolab in Australia, meeting local government requirements for broad-based retirement plans. ▪ Mr. Brown is the only NEO in this plan.
Benefit is equal to the greatest of:
▪
Amount determined in accordance with the formula of R x PS x FAE, where R is 15% per annum based on Mr. Brown’s membership category; PS is the participant’s plan service completed at the date the participant became a frozen member, with fractions of a year in complete days counting pro-rata; and FAE is the final pensionable earnings of the participant determined on the date of calculation/retirement, subject to a maximum of 7 x FAE;

▪
Twice the participant’s own basic contribution account; and

▪
Minimum requisite benefit under the Australian SG Act.

Mr. Brown does not accrue additional benefits with respect to his service or compensation earned or paid in 2024, other than an annual salary adjustment of 3% to reflect the passage of time.
			Mr. Brown is 100% vested.	Account balance is paid in a lump sum at termination of employment.	Eligibility at age 55 for full normal retirement benefit.
ECOLAB PROXY STATEMENT 2025       66

Executive Compensation
NON-QUALIFIED DEFERRED COMPENSATION FOR 2024
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY(1) ($)	REGISTRANT CONTRIBUTIONS IN LAST FY(2) ($)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE BALANCE AT LAST FY(3) ($)
Christophe Beck (PEO)	373,669	280,252	518,705	3,593,559
Scott D. Kirkland (PFO)	35,711	26,783	33,845	391,202
Darrell R. Brown	161,347	121,010	77,001	966,089
Machiel Duijser	94,413	70,809	32,430	285,220
Gregory B. Cook	631,242	50,702	212,968	1,884,756

(1)
Reflects contributions credited to the NEO’s account in the Mirror Savings Plan described below, including deferrals on base salary earned in 2024 and annual cash incentive earned in respect of 2024 (which amounts are included in the Salary and Non-Equity Incentive Plan columns of the “Summary Compensation Table”, at page 57).

(2)
Reflects the Company’s matching contributions on the NEO’s deferral of base salary earned in 2024 and annual cash incentive earned in respect of 2024, which were credited to the NEO’s account in the Mirror Savings Plan described below (which amounts are included in the All Other Compensation column of the “Summary Compensation Table”, at page 57).

(3)
Amounts reported in the aggregate balance at last fiscal year end include the following amounts which were previously reported as compensation to the NEO in previous “Summary Compensation Tables”: Mr. Beck, $1,543,276 (Mr. Beck was an NEO in 2015-2017 and 2019-2023); Mr. Kirkland, $110,600 (Mr. Kirkland was an NEO in 2022-2023); Mr. Brown, $483,678 (Mr. Brown was an NEO in 2018 and 2022-2023); and Mr. Duijser, $166,864 (Mr. Duijser was an NEO in 2023). Mr. Cook has not previously been an NEO.

KEY FEATURES OF MIRROR SAVINGS PLAN
PLAN	PLAN DESCRIPTION	BENEFIT FORMULA	VESTING	BENEFIT PAYMENTS	EARLY RETIREMENT PROVISIONS
Mirror Savings Plan
Non-qualified defined contribution deferred compensation and excess benefit plan intended to restore benefits under the Company’s tax-qualified 401(k) plan for certain executives whose benefits under the 401(k) plan are reduced by Internal Revenue Code limits.

▪
Participants may defer 8% of base salary in excess of the Internal Revenue Code compensation limit for tax-qualified plans and up to 100% of annual cash incentive compensation for the calendar year.

▪
Company matching contribution is equal to: (i) 100% of the amount of the NEO’s deferrals that do not exceed 4% of covered compensation, plus (ii) 50% of the NEO’s deferrals that exceed 4% but do not exceed 8% of the NEO’s covered compensation.

▪
Compensation is determined without regard to IRS qualified plan compensation limit.

100% vested.
▪
Normal form is 10-year annual installments at separation from service, with optional forms of benefits of 5-year annual installments or a lump-sum.

▪
Payments of benefits subject to Internal Revenue Code Section 409A to “specified employees” are delayed until 6 months after separation from service, and further delayed in accordance with IRS rules if an executive changes the time or form of payment.

N/A — no early retirement provisions.
An account for Mirror Savings Plan benefits is maintained on the Company’s books in the name of each participating executive. The account is credited with phantom earnings at the same rate as earnings on externally managed investment funds available to participants in the Company’s tax-qualified deferred compensation plans. An executive is allowed to elect the investment fund or funds that will apply and may change the election at any time, provided that an executive officer is not permitted to elect the Company stock fund.
67      ECOLAB PROXY STATEMENT 2025

Executive Compensation
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company maintains certain plans, policies, and practices covering NEOs that will require it to provide incremental compensation upon certain types of terminations, including termination due to a change in control of the Company.
Overview
The following discussion describes additional amounts that the Company would pay or provide to an NEO or his or her beneficiaries as a result of termination of employment in each of the following situations: voluntary resignation, discharge for cause, discharge without cause, resignation due to constructive discharge, death or disability, and change in control of the Company. For purposes of this discussion, estimated benefits are calculated as if the termination and/or change in control occurred on December 31, 2024; PBRSU and RSU awards are valued based on the value of a share of the Company’s stock of $234.32, which is the closing price on December 31, 2024, the last business day of the Company’s fiscal year; and option awards are valued based on the difference between $234.32 and the per share exercise price of the respective awards.
As permitted by SEC rules, the following discussion and amounts do not include the payments and benefits that are not enhanced by the termination of employment or change in control. These payments and benefits are referred to in this discussion as “vested benefits.”
Voluntary Resignation or Retirement
The Company is not obligated to pay any amounts in addition to the NEO’s vested benefits in the event of a voluntary termination of employment, unless the executive’s age and years of service qualify for special provisions applicable for retirement under the plans described below. Three of our NEOs, Mr. Beck, Mr. Brown and Mr. Cook, would have been eligible for some or all of such special retirement provisions as of December 31, 2024, as follows:
			ACCELERATED PORTION OF STOCK OPTIONS(3)		ACCELERATED PORTION OF PBRSUs(4)		TOTAL (EXCLUDING RETIREE LIFE INSURANCE) ($)
NAME	ANNUAL CASH INCENTIVE(1) ($)	RETIREE LIFE INSURANCE(2) ($)	NUMBER (#)	VALUE ($)	NUMBER (#)	VALUE ($)
Christophe Beck (PEO)	4,276,924	750,000	88,851	5,347,377	56,741	13,295,551	22,919,852
Darrell R. Brown	1,729,108	—	27,832	1,705,186	17,869	4,187,064	7,621,359
Gregory B. Cook	962,332	—	12,442	738,741	7,914	1,854,408	3,555,482

(1)
If termination is after age 55 and completion of at least five years of service, the executive would receive their earned annual cash incentive under the Company’s annual cash incentive program as reported in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table” at page 57.

(2)
Certain elected corporate officers, including Mr. Beck, who terminate employment at or after: (i) attaining age 55 and completing at least ten years of service or (ii) attaining age 65, are covered by an executive life insurance policy. Under the program, the beneficiary of the retired executive is entitled to a death benefit equal to two times the executive’s average compensation for the five consecutive years of employment preceding retirement which yields the highest average compensation, subject to a maximum of $750,000.

(3)
If termination is after: (i) age 55 and (ii) completion of at least five years of service, the NEO would be entitled to accelerated vesting for options held at least six months and an extended, post-retirement exercise period of five years (or the remaining term of the options, if shorter). Otherwise, all options may be exercised at any time during the three months after termination of employment, but not beyond the original ten-year term of the option.

(4)
If termination is after: (i) age 55 and (ii) completion of at least five years of service, service-vesting conditions with respect to PBRSU awards held at least six months will be deemed satisfied, but vesting remains subject to the attainment of performance goals. The listed value of the accelerated vesting of the PBRSUs for each of the NEOs assumes attainment of target performance, payment after the end of the performance period, and a stock price of $234.32.

ECOLAB PROXY STATEMENT 2025       68

Executive Compensation
Discharge for Cause
The Company is not obligated to pay any amounts in addition to the NEO’s vested benefits in the event of a termination of employment for cause as defined under the Company’s stock incentive plans. Certain elected corporate officers, including Mr. Beck, with qualifying age and years of service would receive coverage under the retiree life insurance program described in the above section entitled “Voluntary Resignation or Retirement.”
Death or Disability
In the event of a termination as a result of death or disability, the NEO or his or her beneficiaries would be entitled to the following benefits in addition to his or her vested benefits:
	EXECUTIVE LONG-TERM DISABILITY BENEFITS(1) ($ PER MONTH)	EXECUTIVE LIFE INSURANCE(2) ($)	ANNUAL CASH INCENTIVE(3)	ACCELERATED PORTION OF STOCK OPTIONS(4)		ACCELERATED PORTION OF PBRSUs(5) AND RSUs(6)		TOTAL (EXCLUDING EXECUTIVE LIFE INSURANCE AND LONG-TERM DISABILITY BENEFITS) ($)
NAME				NUMBER (#)	VALUE ($)	NUMBER(7) (#)	VALUE(7) ($)
Christophe Beck (PEO)	35,000	9,000,000	4,276,924	148,751	5,347,377	81,899	19,190,574	28,814,875
Scott D. Kirkland (PFO)	35,000	—	1,729,108	44,975	1,830,910	25,501	5,975,394	9,535,412
Darrell R. Brown	35,000	—	1,729,108	44,376	1,705,186	24,817	5,815,119	9,249,414
Machiel Duijser	32,500	—	964,903	27,690	1,139,145	28,853	6,760,835	8,864,883
Gregory B. Cook	28,600	—	962,332	20,714	738,741	19,784	4,635,787	6,336,860

(1)
Certain executives who become “disabled” will, following a 180-day elimination period, receive payments from the Company equal to 60% of his or her base salary and annual cash incentive, reduced by the benefit paid under the Company’s insured long-term disability plan available to all full-time employees (which is limited to $15,000 per month). Total disability benefits are limited to $35,000 per month.

(2)
Mr. Beck is covered by an executive life insurance policy which provides his beneficiary with an insured basic executive death benefit equal to three times base salary and target annual cash incentive for the year preceding the death, subject to a maximum benefit of $9,000,000; for an accidental death, an additional amount equal to the lesser of the death benefit or $6,000,000; for a death while on Company business, an additional amount equal to the lesser of three times annual compensation for the year preceding the death or $6,000,000.

(3)
In the event of the executive’s death or disability, the NEO would receive their earned annual cash incentive under the Company’s annual cash incentive program as reported in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table” at page 57.

(4)
If employment terminates as a result of death or disability, the vesting of options is accelerated and the post-death/disability exercise period is extended to five years (or the remaining term of the options, if shorter). The closing stock price on December 31, 2024, the last business day of the Company’s fiscal year, of $234.32, is below the exercise price of certain stock options that would be accelerated and which are reported as having no intrinsic value, as follows: Mr. Beck, 59,900 options; Mr. Kirkland, 15,973 options; Mr. Brown, 16,544 options; Mr. Duijser, 9,698 options; and Mr. Cook, 8,272 options.

(5)
If employment terminates as a result of death or disability, service-based vesting conditions on PBRSUs will be deemed satisfied, but vesting remains subject to attainment of performance goals. The listed value of the accelerated vesting of the PBRSUs for each of the NEOs assumes attainment of target performance, payment after the end of the performance period, and a stock price of $234.32.

(6)
If employment terminates as a result of death or disability, the vesting of RSU awards is accelerated.

(7)
Amounts are with respect to PBRSUs for Messrs. Beck, Kirkland and Brown, and PBRSUs and RSUs for Mr. Duijser (15,741 PBRSUs for $3,688,431 and 13,112 RSUs for $3,072,404) and Mr. Cook (11,388 PBRSUs for $2,668,436 and 8,396 RSUs for $1,967,351).

Discharge Not for Cause; Resignation Due to Constructive Discharge
The Company negotiates separation arrangements on a case-by-case basis if an executive’s employment is terminated involuntarily without cause or if the executive resigns as a result of a constructive discharge. Any such negotiated settlement would be conditioned on the executive signing a general release and waiver of claims against the Company and would typically require compliance with confidentiality and non-compete restrictions. Cash separation payments will generally be made in equal installments over regular payroll periods.
69      ECOLAB PROXY STATEMENT 2025

Executive Compensation
The PBRSU awards provide that vesting of the service-based vesting conditions will be accelerated on a pro-rated basis in the event an executive’s employment is terminated without cause, with payment of the pro-rated award subject to satisfaction of applicable performance criteria. In addition, the Compensation & HCM Committee may, at its discretion, accelerate the vesting of long-term incentive awards.
	PBRSUs
NAME	NUMBER (#)	VALUE(1) ($)
Christophe Beck (PEO)	27,383	6,416,385
Scott D. Kirkland (PFO)	9,510	2,228,383
Darrell R. Brown	8,779	2,057,095
Machiel Duijser	5,922	1,387,643
Gregory B. Cook	3,768	882,918

(1)
The listed value of the accelerated vesting of the PBRSUs for each of the NEOs assumes attainment of target performance, payment after the end of the performance period, and a stock price of $234.32.

Furthermore, if an executive’s position, age, and years of service qualify at time of termination, the executive would receive benefits under the same special provisions applicable for retirement as are described in the section entitled “Voluntary Resignation or Retirement” above. As noted in that section, three of our NEOs, Mr. Beck, Mr. Brown and Mr. Cook, would have been entitled to such special retirement provisions as of December 31, 2024.
Change in Control (Double Trigger)
The Company maintains a Change-in-Control Severance Compensation Policy (the “Policy”) which applies to elected officers (other than assistant officers) of the Company, including each NEO. The Policy provides for benefits if, within two years following a change in control, the officer’s employment with the Company is terminated without Just Cause (as defined in the Policy) or the officer voluntarily terminates employment for Good Reason (as defined in the Policy), conditioned on the executive’s execution of a general release and waiver of claims. The Policy does not provide a gross-up for the 280G excise tax. However, the Policy does provide for a reduction of payments if the Policy results in higher after-tax income to the participant due to 280G excise tax.
The Company’s stock incentive plans also provide for certain benefits at change in control as defined in those plans. Unless an outstanding option, PBRSU award or RSU award is continued, assumed, or replaced by the Company or the surviving or successor entity in connection with the change in control, or if such option or award is continued, assumed or replaced but an executive’s employment or other service is terminated without Cause or is terminated by the executive for Good Reason within two years after the change in control, then:
(i)
each of the executive’s outstanding options will become exercisable in full and remain exercisable for the remaining term of the option,

(ii)
each of the holder’s unvested RSU awards and PBRSU awards will fully vest, and

(iii)
any performance goals applicable to the holder’s PBRSU awards will be deemed to have been satisfied to the target level of performance.

However, in the event the awards are not continued, assumed or replaced by the Company or the surviving or successor entity, the Compensation & HCM Committee may elect to terminate such options or awards in exchange for a payment with respect to each option or award in an amount equal to the excess, if any, between the fair market value of the shares subject to the option or award immediately prior to the effective date of such change in control (which may be the fair market value of the consideration to be received in the change-in-control transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such option or award (or, if there is not excess, such option or award may be terminated without payment).
The table below summarizes the maximum additional payments the Company would be obligated to make if a qualifying termination in connection with a change in control occurred on December 31, 2024.
ECOLAB PROXY STATEMENT 2025       70

Executive Compensation
	SEVERANCE PAYMENTS				EQUITY AWARDS				TOTAL POTENTIAL VALUE(7) ($)
				(A)	(B)		(C)
	CASH LUMP SUM(1) ($)	OUTPLACEMENT SERVICE FEES(2) ($)	HEALTH INSURANCE PREMIUMS(3) ($)	TOTAL SEVERANCE PAYMENTS ($)	ACCELERATED PORTION OF STOCK OPTIONS		ACCELERATED PORTION OF PBRSU AND RSU AWARDS
NAME					NUMBER(4) (#)	VALUE(5) ($)	NUMBER (#)	VALUE(6) ($)
Christophe Beck	7,020,000	270,000	41,170	7,331,170	148,751	5,347,377	81,899	19,190,574	31,869,121
Scott D. Kirkland	3,411,200	166,400	41,170	3,618,770	44,975	1,830,910	25,501	5,975,394	11,425,074
Darrell R. Brown	3,411,200	166,400	29,979	3,607,579	44,376	1,705,186	24,817	5,815,119	11,127,885
Machiel Duijser	2,275,000	130,000	44,452	2,449,452	27,690	1,139,145	28,853	6,760,835	10,349,432
Gregory B. Cook	2,116,400	114,400	41,170	2,271,970	20,714	738,741	19,784	4,635,787	7,646,498

(1)
Cash severance payment equal to: (i) two times the sum of the officer’s base salary plus target annual cash incentive plus (ii) a pro-rated portion of the target annual cash incentive for the year of termination.

(2)
Up to 20% of base salary.

(3)
Subsidy on medical and dental continuation costs for 18 months based on premiums and elections in effect in December 2024.

(4)
Total number of unvested options as of December 31, 2024.

(5)
All options may be exercised at any time during the three months (or five years if retirement eligible) after termination of employment after the change in control, but not beyond the original ten-year term of the option. The closing stock price on December 31, 2024, the last business day of the Company’s fiscal year, of $234.32, is below the exercise price of certain stock options that would be accelerated and which are reported as having no intrinsic value, as follows: Mr. Beck, 59,900 options, Mr. Kirkland, 15,973 options, Mr. Brown, 16,544 options, Mr. Duijser, 9,698 options, and Mr. Cook, 8,272 options.

(6)
Represents the value of PBRSU and RSU awards as of December 31, 2024, that would be accelerated at a stock price of $234.32. Amounts are with respect to PBRSUs for Messrs. Beck, Kirkland and Brown, and PBRSUs and RSUs for Mr. Duijser (15,741 PBRSUs for $3,688,431 and 13,112 RSUs for $3,072,404) and Mr. Cook (11,388 PBRSUs for $2,668,436 and 8,396 RSUs for $1,967,351).

(7)
Represents the sum of amounts in Column (A) Total Severance Payments, (B) Accelerated Portion of Stock Options, and (C) Accelerated Portion of PBRSU and RSU Awards.

71      ECOLAB PROXY STATEMENT 2025

Executive Compensation
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain measures of financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Compensation Discussion and Analysis” beginning at page 41.
For purposes of the tables below, the principal executive officer (“PEO”) and non-PEO named executive officers for each year shown are as follows:
YEAR	PEO	NON-PEO NAMED EXECUTIVE OFFICERS
2024	Christophe Beck	Scott D. Kirkland, Darrell R. Brown, Machiel Duijser, and Gregory B. Cook
2023	Christophe Beck	Scott D. Kirkland, Darrell R. Brown, Machiel Duijser, and Lanesha T. Minnix
2022	Christophe Beck	Scott D. Kirkland, Lanesha T. Minnix, Laurie M. Marsh, and Darrell R. Brown
2021	Christophe Beck	Daniel J. Schmechel, Angela M. Busch, Timothy P. Mulhere, and Douglas M. Baker, Jr.
2020	Douglas M. Baker, Jr.	Daniel J. Schmechel, Christophe Beck, Machiel Duijser, and Elizabeth A. Simermeyer
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1) ($)	COMPENSATION ACTUALLY PAID TO PEO(2) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(3) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(4) ($)	VALUE OF FIXED $100 INVESTMENT BASED ON:		NET INCOME(7) ($ MILLIONS)	ADJUSTED EPS(8) ($)
YEAR					TOTAL SHAREHOLDER RETURN(5) (#)	PEER GROUP TOTAL SHAREHOLDER RETURN(6) ($)
2024	16,390,924	30,060,002	4,457,093	12,317,510	128.13	151.67	2,112.4	6.65
2023	15,547,055	22,727,541	5,005,743	7,106,251	107.41	151.73	1,372.3	5.21
2022	8,720,419	2,627,030	4,044,487	2,631,032	77.87	134.82	1,091.7	4.49
2021	8,365,888	10,099,689	3,082,720	4,579,856	123.79	153.67	1,129.9	4.69
2020	16,905,180	18,110,719	5,434,441	5,377,090	113.17	120.73	(1,205.1)	4.02

(1)
The dollar amounts reported in column (B) are the amounts of total compensation reported for the PEO in the “Total” column of the “Summary Compensation Table” for the applicable year.

(2)
The dollar amounts reported in column (C) represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for 2024 to determine the compensation actually paid. Refer to our 2024 Proxy Statement for information on the calculation of “Compensation Actually Paid” for prior years.

YEAR	REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)	REPORTED VALUE OF EQUITY AWARDS(a) ($)	EQUITY AWARD ADJUSTMENTS(b) ($)	REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS(c) ($)	PENSION BENEFIT ADJUSTMENTS(d) ($)	COMPENSATION ACTUALLY PAID TO PEO ($)
2024	16,390,924	(10,154,823)	23,914,750	(166,519)	75,670	30,060,002

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the “Summary Compensation Table.”

ECOLAB PROXY STATEMENT 2025       72

Executive Compensation
(b)
The amounts deducted or added in calculating the equity award adjustments are as follows:

YEAR	YEAR END FAIR VALUE OF EQUITY AWARDS ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION ($)	TOTAL EQUITY AWARD ADJUSTMENTS ($)
2024	9,619,784	10,765,968	—	3,528,998	—	—	23,914,750
The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(c)
The amounts included in this column are the amounts reported in “Change in Pension and Non-Qualified Deferred Compensation” column of the “Summary Compensation Table.”

(d)
The total pension benefit adjustments include the actuarially determined service cost for services rendered by the PEO in 2024.

(3)
The dollar amounts reported in column (D) represent the average of the amounts reported for the Company’s non-PEO NEOs as a group in the “Total” column of the “Summary Compensation Table” in each applicable year.

(4)
The dollar amounts reported in column (E) represent the average amount of “compensation actually paid” to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for 2024 to determine the compensation actually paid, using the same methodology described above in Note 2:

YEAR	AVERAGE REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)	AVERAGE REPORTED VALUE OF EQUITY AWARDS ($)	AVERAGE EQUITY AWARD ADJUSTMENTS(a) ($)	AVERAGE REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS ($)	AVERAGE PENSION BENEFIT ADJUSTMENTS(b) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)
2024	4,457,093	(2,139,727)	5,631,005	(64,962)	24,723	12,317,510

(a)
The amounts deducted or added in calculating the equity award adjustments are as follows:

YEAR	AVERAGE YEAR END FAIR VALUE OF EQUITY AWARDS ($)	YEAR OVER YEAR AVERAGE CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	AVERAGE FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR OVER YEAR AVERAGE CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	AVERAGE FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	AVERAGE VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION ($)	TOTAL AVERAGE EQUITY AWARD ADJUSTMENTS ($)
2024	2,026,419	2,748,987	—	855,600	—	—	5,631,005

(b)
The pension benefit adjustment reflects an average service cost addition of $24,723.

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The beginning of the measurement period is December 31, 2019 and the end is the end of each fiscal year shown in the table.

(6)
Peer Group Total Shareholder Return reflects total shareholder return of the S&P 500 Materials Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
Our non-GAAP adjusted financial measure for diluted earnings per share excludes the impact of special (gains) and charges and the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. See “Performance Measures and Achievement — Adjusted EPS” in our CD&A for a reconciliation of this Non-GAAP measure to its most directly comparable financial measure calculated and presented in accordance with GAAP.

73      ECOLAB PROXY STATEMENT 2025

Executive Compensation
FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the “Compensation Discussion and Analysis,” the Company’s compensation programs are designed to enable us to attract and retain the leadership talent that is necessary to successfully manage our strong earnings growth and return on invested capital objectives, while balancing necessary investment in the businesses in order to achieve attractive, long-term shareholder returns. As required by Item 402(v) of Regulation S-K, the following is a list of performance measures, which in our assessment represents the most important performance measures used by the Company to link compensation actually paid to the Company’s NEOs for 2024:
▪ Adjusted diluted earnings per share
▪ Business unit operating income
▪ Business unit sales
▪ Organic return on invested capital
▪ Relative total shareholder return
DESCRIPTION OF RELATIONSHIPS BETWEEN INFORMATION PRESENTED
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID AND CUMULATIVE TSR
Compensation Actually Paid ($ in millions)
Cumulative TSR (value of initial $100 investment)
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$120.73
$153.67
$123.79
$134.82
$151.73
$151.67
$113.17
$77.87
$107.41
$128.13
$18.11
$5.38
$10.10
$4.58
$2.63
$2.63
$22.73
$7.11
$30.06
$12.32
2020
2021
2022
2023
2024
PEO
Average for Non-PEO NEOs
Ecolab TSR
S&P 500 Materials Index TSR

ECOLAB PROXY STATEMENT 2025       74

Executive Compensation

COMPENSATION ACTUALLY PAID AND NET INCOME
Compensation Actually Paid ($ in millions)
Net Income ($ in millions)
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$0.0
-$500.0
-$1,000.0
-$1500.0
$18.11
$5.38
-$1,205.1
$10.10
$4.58
$1,129.9
$2.63
$2.63
$1,091.7
$22.73
$7.11
$1,372.3
$30.06
$12.32
$2,112.4
2020
2021
2022
2023
2024
PEO
Average for Non-PEO NEOs
Net Income (millions)

COMPENSATION ACTUALLY PAID AND ADJUSTED EPS
Compensation Actually Paid ($ in millions)
Adjusted EPS
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.0
$4.02
$4.69
$4.49
$5.21
$6.65
$18.11
$5.38
$10.10
$4.58
$2.63
$2.63
$22.73
$7.11
$30.06
$12.32
2020
2021
2022
2023
2024
PEO
Average for Non-PEO NEOs
Adjusted EPS

75      ECOLAB PROXY STATEMENT 2025

Executive Compensation
PAY RATIO DISCLOSURE
For the year ended December 31, 2024, the annual total compensation for our CEO was $16,390,924, as reported in the final column of the “Summary Compensation Table” at page 57, and the annual total compensation for our identified global median employee was $50,143, calculated in accordance with the rules applicable to the “Summary Compensation Table.” For the year ended December 31, 2024, the annual total compensation for our CEO was 327 times the annual total compensation for our global median employee.
We concluded that there were no significant changes to our employee population or employee compensation arrangements since 2023 that we believe would significantly impact our pay ratio disclosure. However, the median employee we had selected for 2023 had anomalous pay characteristics for 2024, and, thus, we substituted a substantially similar alternate median employee from the previously identified median group for 2024.
For purposes of identifying our global median employee, we used our global employee population as of November 1, 2023, which consisted of 53,048 total global employees, of whom 19,418 were employed in the United States and 33,630 were employed in foreign jurisdictions. As permitted by SEC rules, we excluded leased employees and independent contractors, as well as 2,599 employees in the following foreign jurisdictions:
COUNTRY	NUMBER OF EMPLOYEES
Lebanon	1
Suriname	1
Antigua and Barbuda	2
Jordan	2
Tunisia	4
Guam	7
Tanzania	19
COUNTRY	NUMBER OF EMPLOYEES
Uganda	23
El Salvador	26
Nicaragua	28
Ukraine	35
Honduras	40
Pakistan	74

COUNTRY	NUMBER OF EMPLOYEES
Venezuela	86
Malta	103
Vietnam	122
Egypt	202
Philippines	858
Indonesia	966

After giving effect to these exclusions, the number of global employees from which our global median employee was identified was 50,449. To identify the median employee, we first calculated the sum of base salary and target bonus for the global population. We annualized this amount for global employees who commenced employment during that period. For global employees paid in currencies other than U.S. dollars, we converted to U.S. dollars using treasury rates as of September 30, 2023. Upon calculating the median amount of compensation utilizing this methodology, we applied statistical sampling with the assistance of an outside expert to identify the population of global employees with compensation within a 5 percent range around the median. From this population of employees, we identified a median employee. The median employee we had selected for 2023 had anomalous pay characteristics for 2024, and, thus, we substituted a substantially similar median employee from this group for 2024.
We believe the pay ratio presented above is a reasonable estimate calculated in a manner consistent with applicable SEC rules. Because the SEC rules for identifying the global median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.
ECOLAB PROXY STATEMENT 2025       76

Executive Compensation
EQUITY COMPENSATION PLAN INFORMATION
The following table presents, as of December 31, 2024, compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.
PLAN CATEGORY	(a) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(b) WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(c) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a)
Equity compensation plans approved by security holders	7,056,895(1)	$184.92	18,052,830
Total	7,056,895(1)	$184.92	18,052,830

(1)
Includes 168,124 deferred compensation stock units earned by non-employee directors under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan, 965,202 performance-based restricted stock units payable to employees under our 2010 and 2023 Stock Incentive Plans (assuming target performance), and 375,299 restricted stock units payable to employees under our 2010 and 2023 Stock Incentive Plan. All of the Common Stock equivalents described in this footnote (1) are not included in the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table.

77      ECOLAB PROXY STATEMENT 2025

Audit-Related Matters
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2025.
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. The Audit Committee assesses the independent auditor annually, and considers many factors, including:
▪
the firm’s independence and process for monitoring and maintaining its independence,

▪
the capabilities of the firm’s personnel and key members of the engagement team,

▪
how well the firm meets agreed objectives for the audit,

▪
the firm’s responsiveness,

▪
the firm’s objectivity,

▪
their knowledge of our business,

▪
their status as a registered public accounting firm with the Public Company Accounting Oversight Board (United States) (“PCAOB”) as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB,

▪
the reasonableness of the fees for the engagement, and

▪
the quality and frequency of communication with the Company and the Audit Committee.

The Audit Committee requires the lead engagement partner to rotate periodically, and no less frequently than every five years, to support their independence.
After assessing the qualifications, performance, and independence of PricewaterhouseCoopers LLP (“PwC”), which has served as this Company’s independent auditor since 1970, the Audit Committee appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2025, and to perform other appropriate services. The Audit Committee considered a number of factors in determining whether to re-engage PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2025, including:
▪
the firm’s professional qualifications and resources,

▪
the firm’s past performance,

▪
the firm’s capabilities in handling the breadth and complexity of our business,

▪
the length of time the firm has served in this role, and

▪
the potential impact of changing independent auditors which may include loss of efficiencies.

Representatives of PwC are expected to be present at our Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
PwC has provided professional services to the Company in 2024, the aggregate fees and expenses of which are reported at page 80.

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2025.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required, the Board believes it is a matter of good governance to submit the appointment of PwC for stockholder consideration and ratification. If the appointment of PwC is not ratified, the Audit Committee will reconsider the matter but will not be required to change its decision to appoint PwC as independent registered public accounting firm. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR the ratification of the appointment of PwC.

ECOLAB PROXY STATEMENT 2025       78

Audit-Related Matters
AUDIT COMMITTEE REPORT
Our Audit Committee is comprised of the members listed below, each of whom the Board has determined to be independent under the NYSE listing standards, SEC rules, and our Corporate Governance Principles, and each of whom is financially literate as defined under NYSE listing standards. The Board has determined that Ms. Reich and Mr. Nowell each qualify as audit committee financial experts as defined by SEC rules. The Audit Committee operates under a written Charter and the functions of the Committee are described under the heading “Board Committees — Audit Committee” at page 25 hereof. The Audit Committee’s Charter recognizes that it is the responsibility of management to prepare the Company’s financial statements in accordance with Accounting Principles Generally Accepted in the United States of America and to maintain an effective system of financial control; and that it is the responsibility of the independent auditors to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards. As recognized in the Charter, the Committee’s responsibilities include overseeing the work of the participants in the financial reporting and control process. The Audit Committee meets periodically with management, including with the Company employee primarily responsible for preparing financial statements, the employee primarily responsible for internal audit activities, the Company’s Chief Compliance Officer, and also meets periodically with the Company’s registered public accounting firm, PwC.
The Audit Committee has:
(i)
reviewed and discussed the audited consolidated financial statements of the Company as of December 31, 2024, and for the year then ended (the “Financial Statements”) with management which has represented that the Financial Statements were prepared in accordance with Accounting Principles Generally Accepted in the United States of America,

(ii)
discussed the Financial Statements with PwC (our independent registered public accounting firm), including the matters required to be discussed by the applicable requirements of the PCAOB and SEC, and

(iii)
received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with PwC their independence.

The Committee has also considered and determined that PwC’s provision of non-audit services as described below under the heading “Audit Fees” do not compromise PwC’s independence.
Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
THE AUDIT COMMITTEE
Lionel L. Nowell III (Chair)	Judson B. Althoff	Shari L. Ballard	Victoria J. Reich	Suzanne M. Vautrinot
Dated: February 19, 2025
79      ECOLAB PROXY STATEMENT 2025

Audit-Related Matters
AUDIT FEES
The following table presents fees for professional services rendered by PwC for the years ended December 31, 2024 and 2023.
	YEAR ENDED
FEE CATEGORY	2024 ($)	2023 ($)
Audit fees(1)	12,333,400	14,843,500
Audit-related fees(2)	243,000	228,459
Tax fees(3)	5,420,900	7,562,000
All other fees(4)	2,000	900
Total	17,999,300	22,634,859

(1)
Fees and expenses paid to PwC for:

(i)
annual audit (annual audit and quarterly reviews of the consolidated financial statements required to be performed in accordance with generally accepted auditing standards);

(ii)
404 attestation services (attestation services relating to the report on the Company’s internal controls as specified in Section 404 of the Sarbanes-Oxley Act);

(iii)
statutory audits (statutory audits or financial audits for subsidiaries or affiliates required to be performed in accordance with local regulations);

(iv)
regulatory financial filings (services associated with SEC registration statements, periodic reports, and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents) and assistance in responding to SEC comment letters);

(v)
incremental audit procedures related to acquisitions or other transactions; and

(vi)
consultations on accounting and disclosure matters.

(2)
Fees and expenses paid to PwC for:

(i)
agreed-upon procedures (agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory matters);

(ii)
attest services; and

(iii)
employee benefit plan audits (financial statement audits of pension and other employee benefit plans).

(3)
Fees and expenses paid to PwC for:

(i)
U.S. federal, state, and local tax advice (assistance with tax audits, technical interpretations, applicable laws and regulations, tax advice on mergers, acquisitions and restructurings), and compliance (preparation and/or review of tax returns including sales and use tax, excise tax, income tax, and property tax; consultation regarding applicable handling of items for tax returns, required disclosures, elections, and filing positions available to the Company);

(ii)
international non-U.S. tax compliance (preparation and review of income, local, VAT, and GST tax returns or other tax filings, required disclosures, elections and filing positions available to the Company), and international non-U.S. tax advice (assistance with tax examinations (but not legal or other representation in tax courts or agencies), advice on various matters including foreign tax credit, foreign income tax, foreign earnings and profits, U.S. treatment of foreign subsidiary income, VAT, GST, excise tax or equivalent taxes in the jurisdiction, and tax advice on restructurings, mergers, and acquisitions); and

(iii)
transfer pricing (advice and assistance with respect to transfer pricing matters, including preparation of reports used by the Company to comply with taxing authority documentation requirements regarding royalties and inter-company pricing and assistance with tax exemptions).

(4)
This category includes fees for technical accounting publications and subscriptions.

All of the professional services provided by PwC in 2024 and 2023 were approved or pre-approved in accordance with policies and procedures of the Audit Committee and the Company. The Audit Committee has pre-approved projects for certain permissible non-audit services. Under the policies and procedures, requests for pre-approvals of permissible non-audit services must be accompanied by detailed documentation regarding specific services to be provided. The policies and procedures specify that:
▪
annual pre-approval of the audit engagement (including internal control attestation) is required;

▪
the independent auditor may not provide prohibited services;

▪
annual pre-approval is provided for employee benefit plan audits and special audits, as well as other attestation services;

▪
management and the independent auditors report to the Committee on all non-audit service projects and related fees;

▪
all services and fees are reviewed annually; and

▪
the Committee Chair has been delegated authority to approve specific permissible non-audit service projects and fees to ensure timely handling of unexpected matters.

Examples of permissible non-audit services under the policy include:
▪
merger/acquisition due diligence services;

▪
attest services;

▪
tax compliance, filings, and returns; and

▪
tax planning services, provided that such services are limited to projects having “known or accepted” outcomes.

ECOLAB PROXY STATEMENT 2025       80

Charter Amendments
PROPOSAL 4 — APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW	The Board of Directors recommends that the stockholders vote FOR the Proposed Amendments.
In 2022, the State of Delaware (where the Company is incorporated) enacted legislation that expands exculpation protection to officers, thereby enabling companies to eliminate the monetary liability of certain officers in certain circumstances, similar to, but more limited than, the protection already afforded to directors under our Restated Certificate of Incorporation (the “Certificate”). Consistent with the update to Delaware law, we are seeking stockholder approval to amend Article IV of the Certificate to limit the liability of certain officers in certain limited circumstances as permitted by Delaware law and make certain immaterial amendments (the “Proposed Amendments”).
Purpose and Effect of the Proposed Amendments
The Proposed Amendments are a result of the Board’s ongoing review of corporate governance best practices and recent changes in Delaware law. In developing the Proposed Amendments, the Board (including all members of the Governance Committee) carefully considered the implications of amending our Certificate to limit the liability of certain of our officers in limited circumstances as permitted by Delaware law.
In order to better position the Company to attract and retain qualified and experienced officers, the Board believes that it is important to extend exculpation protection to officers, to the fullest extent permitted by Delaware law. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit.
The nature of their role often requires officers to make decisions on crucial matters, frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of opportunistic lawsuits that seek to impose liability with the benefit of hindsight. Aligning the protections available to our officers with those currently available to our directors would empower officers to exercise their business judgment in furtherance of stockholder interests, without the potential distractions posed by the risk of personal liability.
The Board believes that the Proposed Amendments strike the appropriate balance between furthering our goals of attracting and retaining high-quality officers, on the one hand, with promoting stockholder accountability, on the other. Consistent with the General Corporation Law of the State of Delaware (the “DGCL”), the Proposed Amendments would exculpate certain officers only in connection with direct claims brought by stockholders for breaches of the fiduciary duty of care, including class actions, but would not eliminate or limit liability with respect to any of the following:
▪
breach of fiduciary duty claims brought by the Company itself;

▪
derivative claims brought by stockholders in the name of the Company;

▪
any claims involving breach of the duty of loyalty to the Company or our stockholders;

▪
any claims involving acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; or

▪
any claims involving transactions from which the officer derived an improper personal benefit.

81      ECOLAB PROXY STATEMENT 2025

Charter Amendments
Additionally, in accordance with Delaware law, the Proposed Amendments would only apply to certain officers, namely to a person who (during the course of conduct alleged to be wrongful) (i) is or was serving as our President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Chief Accounting Officer, Controller and Treasurer, (ii) is or was identified in our public filings with the Securities and Exchange Commission as one of our most highly compensated executive officers, or (iii) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process in Delaware.
Taking into account the narrow class and type of claims for which certain officers would be exculpated and the benefits the Board believes that the Proposed Amendments may have for the Company and our stockholders by (i) enhancing our ability to attract and retain talented officers, and (ii) potentially reducing future litigation costs associated with frivolous lawsuits.
The Proposed Amendments also:
▪
simplify the existing exculpation language for Company directors set forth in Article IV of the Certificate by referring to the DGCL, as the same exists or may hereafter be amended, instead of specifying each instance where exculpation for directors is currently not available under the DGCL (which leaves the current exculpation protections available to our directors substantively unchanged);

▪
provide that if the DGCL is further amended to eliminate or limit the liability of directors or officers, the liability of such directors or officers will be limited or eliminated to the fullest extent permitted by law, as so amended; and

▪
include immaterial amendments to the second, third and fourth paragraphs in Article IV of the Certificate to (i) remove provisions related to the declassification of the Board of Directors that are no longer operative as the Board was fully declassified beginning in 2013, and (ii) conform to the DGCL two references to the term for which directors are elected by clarifying that directors also serve “until the election and qualification of their respective successors in office,” as set forth in the DGCL.

Additional Information
The Board has declared the Proposed Amendments to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment to the stockholders for approval.
The general description of the Proposed Amendments set forth above is qualified in its entirety by reference to the text of the Proposed Amendments set forth in Appendix A to these proxy materials, with deletions indicated by strikeouts and additions indicated by underlining.
Approval of this proposal requires the affirmative vote of holders of a majority of Ecolab’s outstanding shares of common stock. If approved, the Company’s officers will receive the protections from liability afforded by the Proposed Amendments effective upon the filing of a Certificate of Amendment setting forth the Proposed Amendments with the Secretary of State of the State of Delaware, which the Company intends to do promptly following the Annual Meeting.
The Board reserves the right to abandon the Proposed Amendments at any time before they become effective, even if they are approved by the stockholders. If our stockholders do not approve the Proposed Amendments, Article IV of the Certificate will remain unchanged and the Certificate of Amendment setting forth the Proposed Amendments will not be filed with the Secretary of State of the State of Delaware.

The Board of Directors has declared the Proposed Amendments to be advisable and recommends that the stockholders vote FOR the proposal to amend the Company’s Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the proposal to amend the Company’s restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law.

ECOLAB PROXY STATEMENT 2025       82

General Information
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
DATE AND TIME	VIRTUAL MEETING	WHO MAY VOTE
Thursday, May 8, 2025 12:30 p.m. Central Time	Visit www.virtualshareholdermeeting.com/ECL2025	Stockholders as of the close of business on the record date, March 11, 2025
VOTING PROCEDURES
WHO IS ENTITLED TO VOTE AT THE GENERAL MEETING?
As of March 11, 2025, the record date for the meeting, there were 283,632,545 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. Common Stock held by Ecolab in our treasury is not counted in shares outstanding and will not be voted. All valid proxies received by the deadlines set forth below will be voted according to the instructions thereon. For holders of Common Stock, if you return a valid proxy but do not provide specific instructions, shares represented by the proxy will be voted in accordance with the Board of Directors’ recommendations.
HOW DO I REGISTER MY VOTE?
PRIOR TO THE ANNUAL MEETING
ONLINE
You may vote by proxy by visting www.proxyvote.com and entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction from, or proxy card. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

MOBILE DEVICE	Scan the QR code using your mobile device to go to www.proxyvote.com.
TELEPHONE	Call 1-800-690-6903 using any touch-tone telephone. The availability of telephone voting may depend on the voting procedures of the organization that holds your shares.
MAIL	Mark, sign, and date your proxy card or voting instruction form and return it in the postage-paid envelope.
DURING THE ANNUAL MEETING
ONLINE
You may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ ECL2025, entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The meeting webcast will begin promptly at 12:30 p.m. Central Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. If you experience technical difficulties during the check-in process or during the meeting please call the number listed on the virtual stockholder meeting landing page for assistance.

83      ECOLAB PROXY STATEMENT 2025

General Information
HOW DO I VOTE MY PROXY?
You may vote by submitting a valid proxy prior to the Annual Meeting. We recommend you submit your proxy even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote during the meeting, thereby canceling any proxy previously submitted.
Voting instructions are included on your proxy card. If you properly complete your proxy and submit it to us in time to be tabulated, one of the individuals named as your proxy will vote your Common Stock as you have directed. You may vote for or against each proposal, or you may abstain from voting on a proposal. With respect to the election of directors, you may vote for or against each nominee, or you may abstain from voting on the election of one or more nominees.
CAN I REVOKE MY PROXY?
You may revoke your proxy at any time before it is voted by:
Timely delivery of a valid, later-dated proxy, including a proxy given by telephone or Internet	Timely delivery of written notice that you have revoked your proxy to: Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102	Attending our Annual Meeting and voting electronically by entering the 16-digit control number found on your proxy card, voting instruction form, or Notice, as applicable
QUORUM, ABSTENTIONS, AND BROKER NON-VOTES
WHAT IS A QUORUM?
A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is a quorum. Abstentions and broker non-votes count as present for establishing a quorum. Common Stock held by Ecolab in our treasury does not count toward a quorum.
WHAT DOES AN ABSTENTION MEAN?
Shares voted “ABSTAIN” are not counted as votes cast and will have no effect on Proposals 1, 2 or 3. Shares voted “ABSTAIN” will have the same effect as a vote “AGAINST” Proposal 4.
WHAT ARE BROKER NON-VOTES?
Broker non-votes occur on a proposal when the beneficial owner of Common Stock does not submit voting instructions to a broker or bank. Under New York Stock Exchange rules, brokers, banks, and other nominees generally will have discretionary authority to vote shares in absence of instructions on “routine” matters and will not have discretion to vote shares on non-routine matters. Broker non-votes, if any, are not counted as votes cast for any purpose in determining whether a matter has been approved and will have no effect on Proposals 1, 2, or 3, but will have the same effect as a vote “AGAINST” Proposal 4. In order for their views to be represented at the meeting, we strongly urge all beneficial owners to provide specific voting instructions on all matters to be considered at the meeting to their record-holding brokers.
ECOLAB PROXY STATEMENT 2025       84

General Information
VOTE TABULATION
HOW ARE VOTES COUNTED?
The vote on each proposal will be tabulated as follows:
PROPOSAL		BOARD RECOMMENDATION	VOTING REQUIREMENT
1	Election of director nominees	FOR each director nominee
Each nominee will be elected to the Board if they receive a majority of the votes cast. Votes cast with respect to a nominee include votes FOR or AGAINST a nominee and exclude abstentions and broker non-votes.
If an uncontested nominee for director does not receive an affirmative majority of FOR votes, he or she is expected to promptly offer his or her resignation to the Board’s independent Governance Committee. That committee will then make a recommendation to the Board as to whether the offered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the offered resignation and the rationale behind it within 90 days after the election results have been certified. Any director who has so offered his or her resignation will not be permitted to vote on or participate in the recommendation of the Governance Committee or the Board’s decision with respect to his or her resignation.

2	Advisory vote to approve the compensation of our Named Executive Officers disclosed in this Proxy Statement	FOR
The affirmative vote of a majority of the votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the compensation of executives disclosed in this Proxy Statement.

3	Ratification of appointment of independent registered public accounting firm	FOR
The affirmative vote of a majority of the votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute ratification of the appointment of PricewaterhouseCoopers LLP.

4	Proposal to amend the Ecolab Inc. Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law	FOR
The affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting will constitute approval of the amendment of the Company’s Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law.

WHAT IS DISCRETIONARY VOTING?
We are not currently aware of any other business to be acted upon at our Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your Common Stock or act on those matters according to their best judgment, including to adjourn the Annual Meeting.
WHEN CAN A MEETING ADJOURNMENT OCCUR?
Adjournment of our Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of Common Stock representing a majority of the votes present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting. We do not currently intend to seek an adjournment of the Annual Meeting.
85      ECOLAB PROXY STATEMENT 2025

General Information
VOTING BY PLAN PARTICIPANTS
HOW DO PLAN PARTICIPANTS VOTE THEIR SHARES?
Generally, you will receive only one notice, proxy card or voting instruction form covering all the shares you hold:
▪
in your own name;

▪
in the Dividend Reinvestment Plan sponsored by Computershare Trust Company, N.A., if any; and

▪
if you participate in one or more of the following Plans:

▪
the Ecolab Savings Plan and ESOP*; or

▪
the Ecolab Puerto Rico Savings Plan*; or

▪
the Ecolab Stock Purchase Plan administered by Computershare Trust Company, N.A.; or

▪
the Ecolab Canada Share Purchase Plan administered by Computershare Trust Company of Canada.

*
If you participate in the Ecolab Savings Plan and ESOP or the Ecolab Puerto Rico Savings Plan, you are entitled to direct the respective plan trustee to vote (or not to vote) the equivalent number of shares of Common Stock credited to your Plan account. Your proxy card will serve as a voting instruction to the Trustee and if your instructions are timely received, the Trustee will follow your voting instructions. If you do not timely submit your voting instructions, the Trustee will vote your Plan shares in the same proportion as to each respective proposal as the shares for which voting instructions have been received from other Plan participants. To allow sufficient time for voting of your shares by the Trustee, your voting instructions should be received by May 5, 2025, to ensure tabulation.

If you hold Ecolab shares through any other Ecolab plans, you will receive voting instructions from that plan’s administrator.
LIST OF REGISTERED STOCKHOLDERS
IS THERE A LIST OF REGISTERED VOTERS AVAILABLE FOR INSPECTION?
A list of the registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the meeting ten days prior to the meeting during normal business hours:
AT OUR OFFICE	BY CONTACTING THE CORPORATE SECRETARY BY TELEPHONE OR EMAIL
Ecolab Inc. 1 Ecolab Place St. Paul, MN 55102	(651) 250-2054	ECLCorporateSecretary@ecolab.com
OTHER INFORMATION
HOUSEHOLDING INFORMATION
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy soliciting material. This means that you and other holders of our Common Stock in your household may not receive separate copies of the Company’s Proxy Statement, Notice of Availability of Proxy Materials, or Annual Report. We will promptly deliver an additional copy of these documents to any stockholder upon request to:
BY CONTACTING THE CORPORATE SECRETARY BY MAIL, TELEPHONE, OR EMAIL
Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102	(651) 250-2054	ECLCorporateSecretary@ecolab.com
If you desire to reduce the number of copies mailed to your household, please contact your bank or broker.
ECOLAB PROXY STATEMENT 2025       86

General Information
PROXY SOLICITATION COSTS
This proxy is solicited by our Board of Directors. We will bear the cost of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, or other nominees for forwarding proxy material to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, the Internet or personally. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to aid in the solicitation of proxies for a fee of $20,000 plus expenses. Proxies may also be solicited by certain directors, officers, and employees of the Company without extra compensation.
2026 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATION
Stockholder Proposals for Inclusion in the Proxy Statement for the 2026 Annual Meeting
If a stockholder wishes to have a proposal formally considered at the 2026 Annual Meeting of Stockholders and included in the Company’s Proxy Statement for that meeting, the proposal must be received by the Corporate Secretary at our headquarters no later than November 24, 2025, and must comply with the other requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
Director Nominations for Inclusion in the Proxy Statement for the 2026 Annual Meeting
The Board has implemented a proxy access provision in our By-Laws, which allows a stockholder or group of up to 20 stockholders owning in aggregate 3% or more of our outstanding Common Stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements in the By-Laws. If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to these proxy access provisions in our By-Laws, proper written notice of any such nomination must be received by the Corporate Secretary at our headquarters no earlier than the close of business on October 25, 2025, and no later than the close of business on November 24, 2025, and the nomination must otherwise comply with our By-Laws.
Other Proposals for Director Nominations for Presentation at the 2026 Annual Meeting
Under our By-Laws, if a stockholder wishes to present other business or nominate a director candidate at the 2026 Annual Meeting of Stockholders without seeking to have the matter included in the proxy materials, proper written notice (including information required under Rule 14a-19) of any such business or nomination must be received by the Corporate Secretary at our headquarters no earlier than the close of business on December 9, 2025, and no later than the close of business on January 8, 2026. If, however, the 2026 Annual Meeting is not within 30 days before or after the anniversary of this year’s Annual Meeting, such notice must be received by the Corporate Secretary at our headquarters no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of that date was made, whichever occurs first. If a stockholder does not meet these deadlines or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the Annual Meeting.
Where to Send Stockholder Proposals or Director Nominations
All notices of proposals or nominations, as applicable, must be addressed to the Corporate Secretary of Ecolab:
BY MAIL	BY EMAIL
Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102	generalcounsel@ecolab.com
Our Corporate Governance Principles provide that, with respect to director candidates nominated by stockholders to be included on a universal proxy card (SEC Rule 14a-19), the Chairman of the Company’s stockholders’ meeting or the Board will
87      ECOLAB PROXY STATEMENT 2025

General Information
determine the nominee’s eligibility for inclusion on the universal proxy card based on the nomination satisfying the requirements of Rule 14a-19, applicable law and the applicable provisions in the Company’s By-laws.
ANNUAL REPORT TO STOCKHOLDERS
The Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (excluding the exhibits thereto) will be made available to stockholders at the same time as this Proxy Statement. If any person who was a beneficial owner of the common stock of the Company on March 11, 2025, desires a complete copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, including the exhibits thereto, they will be provided with such materials without charge upon written request.
BY MAIL	ONLINE
Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102 The request should identify the requesting person as a beneficial owner of the Company’s stock as of March 11, 2025.	The Company’s Form 10-K, including the exhibits thereto, is also available through the SEC’s website at: www.sec.gov
VOLUNTARY ELECTRONIC RECEIPT OF FUTURE PROXY MATERIALS

Ecolab is pleased to deliver proxy materials electronically via the internet. Electronic delivery allows Ecolab to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

As a company with global manufacturing operations, we work tirelessly to minimize our total carbon footprint. Climate change must be managed with the urgency it demands, and we are committed to leading the way while supporting others who are doing their part. As we focus on building a positive future, that means turning net zero commitments into results.

WE ENCOURAGE OUR STOCKHOLDERS TO ENROLL IN E-DELIVERY

Online at www.proxyvote.com	Scan the QR code

YOUR ADOPTION OF ELECTRONIC DELIVERY OF PROXY MATERIALS WILL HELP BRING US CLOSER TO OUR GOALS TO ELIMINATE APPROXIMATELY 214,700 SETS OF PROXY MATERIALS AND TO REDUCE THE IMPACT ON THE ENVIRONMENT BY:

using approximately 462 fewer tons of wood, or 2,770 fewer trees (43 acres of forest)	saving approximately 2.48 million gallons of water, or the equivalent of filling approximately 113 swimming pools
using approximately 2.9 million fewer BTUs, or the equivalent of the amount of energy used by 3,510 residential refrigerators for one full year	eliminating approximately 136,000 pounds of solid waste
using approximately 2.1 million fewer pounds of greenhouse gases, including CO2, or the equivalent of 189 automobiles running for one year	reducing hazardous air pollutants by approximately 185 pounds
Environmental impact estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.
ECOLAB PROXY STATEMENT 2025       88

General Information
CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. In particular, statements that are not historical facts, including but not limited to, statements about our anticipated financial results, capital development and growth, as well as about the development of our products, markets, and workforce, are forward-looking statements. These forward-looking statements are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions, whether in the negative or affirmative. Forward-looking statements are based on our current plans, expectations, and assumptions and are not guarantees of future performance. Information about factors that could cause actual results to differ materially from those in the forward-looking statements can be in Ecolab’s Annual Report on Form 10-K, Forms 10-Q, and other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements, which only speak as of the date made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Forward-looking and other statements in this document may also address our sustainability initiatives, goals, targets and progress, and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future and performance against our goals and targets may differ from such forward-looking statements in such event.
WEBSITE REFERENCES
Website references included throughout this Proxy Statement are provided for convenience. The content on the referenced websites is not incorporated herein and is not part of this Proxy Statement.
OTHER MATTERS
The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement. If any other business is properly brought before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the proxy holders to vote on such business in accordance with their judgment.
By Order of the Board of Directors,
Jandeen M. Boone EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
March 25, 2025
89      ECOLAB PROXY STATEMENT 2025

APPENDIX A
Amendment to the Ecolab Inc. Restated Certificate of Incorporation
ARTICLE IV
The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. Except to the extent prohibited by law, the Board of Directors shall have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures (a) that from time to time shall govern the Board of Directors and each of its members including without limitation the vote required for any action by the Board of Directors, and (b) that from time to time shall affect the directors’ power to manage and direct the business and affairs of the Corporation; and Article V notwithstanding, no By-Law shall be adopted by the stockholders of the Corporation which shall impair or impede the implementation of the foregoing.
The Board of Directors shall consist of a number of directors, which number shall be determined from time to time exclusively by the Board of Directors pursuant to a resolution adopted by affirmative vote of a majority of the entire Board of Directors. ~~The directors shall be divided into three classes as nearly equal in number as possible, designated Class 1, Class II and Class III. At the 1983 annual meeting of stockholders, Class I directors shall be elected for a term expiring at the 1984 annual meeting of stockholders, Class II directors shall be elected for a term expiring at the 1985 annual meeting of stockholders, and Class III directors shall be elected for a term expiring at the 1986 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, (1) at the 2011 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a two-year term expiring at the 2013 annual meeting of stockholders; (2) at the 2012 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2013 annual meeting of stockholders; and (3) at the 2013 annual meeting of stockholders and each annual meeting of stockholders thereafter, all~~All directors shall be elected for a one-year term expiring at the next annual meeting of stockholders and until the election and qualification of their respective successors in office. ~~Pursuant to such procedures, effective as of the 2013 annual meeting of stockholders, the Board of Directors will no longer be classified under Section 141(d) of the General Corporation Law of Delaware.~~
Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the applicable designation of the powers, preferences and rights made pursuant to Article III~~, and such directors so elected shall not be divided into classes pursuant to this Article IV unless expressly provided by such terms~~.
Subject to the rights of the holders of any class or series of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until the election and qualification of their respective successors in office~~at which the term of office of the class to which they have been elected expires~~. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director. ~~Subject to the rights of the holders of any class or series of the capital stock then outstanding, (x) until the 2013 annual meeting of stockholders and in accordance with Section 141(k)(1) of the General Corporation Law of Delaware, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and (y) from and after the 2013 annual meeting of stockholders, any~~Any director, or the entire Board of Directors, may be removed from office at any time, with or without cause.
No director or officer of the Corporation shall be ~~personally~~ liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty ~~by such director~~ as a director or officer except to the extent such exemption from liability or limitation thereof is not permitted~~; provided, however, that this Article IV shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii)~~ under ~~Section 174 of~~ the General Corporation Law of Delaware~~, or (iv) for any transaction from which the director derived an improper personal benefit. No~~ as the same exists or may hereafter be amended. Any amendment ~~to~~, modification or repeal of ~~this Article IV shall apply to, or have any effect on, the liability or alleged liability of any~~the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation for or with respect to any acts or omissions ~~of such director~~ occurring prior to such amendment, modification or repeal.
ECOLAB PROXY STATEMENT 2025       90

APPENDIX B
Reconciliation of Non-GAAP Financial Measures
This Proxy Statement includes financial measures that have not been calculated in accordance with U.S. GAAP. These non-GAAP measures include organic sales, organic operating income margin and adjusted diluted EPS. We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results.
These non-GAAP measures are not in accordance with, or an alternative to U.S. GAAP and may be different from non-GAAP measures used by other companies. You should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the U.S. GAAP measures, and we have provided reconciliations of reported U.S. GAAP amounts to the non-GAAP amounts below.
	Twelve Months Ended December 31
(millions, except percent)	2024	2023
Net sales
Reported GAAP net sales	$15,741.4	$15,320.2
Effect of foreign currency translation	131.6	55.3
Non-GAAP fixed currency sales	15,873.0	15,375.5
Effect of acquisitions and divestitures	(131.5)	(252.5)
Non-GAAP organic sales	$15,741.5	$15,123.0

Operating income
Reported GAAP operating income	$2,802.4	$1,992.3
Special (gains) and charges at public currency rates	(183.6)	133.9
Non-GAAP adjusted operating income	2,618.8	2,126.2
Effect of foreign currency translation	32.9	9.4
Non-GAAP adjusted fixed currency operating income	2,651.7	2,135.6
Effect of acquisitions and divestitures	(7.5)	(38.4)
Non-GAAP organic operating income	$2,644.2	$2,097.2

Operating income margin
Reported GAAP operating income margin	17.8%	13.0%
Non-GAAP organic operating income margin	16.8%	13.9%

Diluted EPS attributable to Ecolab
Reported GAAP diluted EPS	$7.37	$4.79
Special (gains) and charges, after tax	(0.44)	0.38
Discrete tax net expense (benefit)	(0.28)	0.04
Non-GAAP adjusted diluted EPS	$6.65	$5.21
91      ECOLAB PROXY STATEMENT 2025

Delivering innovations for the next century.

Protecting people and the resources vital to life

REDUCE, REUSE, RECYCLE

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All product names appearing in the text of this Proxy Statement are the trademarks, brand names, service marks or copyrights of Ecolab USA Inc. or affiliated Ecolab group companies.

ECOLAB®
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1 Ecolab Place, St. Paul, MN 55102
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©2025 Ecolab USA Inc. All rights reserved. 62232/8000/0325

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION
ECOLAB INC. CORPORATE SECRETARY 1 ECOLAB PLACE ST. PAUL, MN 55102-2739 SCAN TO VIEW MATERIALS & VOTE As a stockholder of Ecolab Inc., you have the option of voting the shares electronically through the Internet or on the telephone or by mail. Votes submitted electronically over the Internet or by telephone must be received by 11:59 P.M. Eastern Time on May 7, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 5, 2025 for shares held in a Plan. VOTE BY INTERNET Before the Annual Meeting - Go to www.proxyvote.com or scan the QR Barcode above. Have the 16-digit control number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow prompts to vote the shares. DURING THE ANNUAL MEETING - Go to www.virtualshareholdermeeting.com/ECL2025. You may attend the meeting via the Internet, submit questions and vote during the meeting when the polls are open. Have the 16-digit control number available that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX and follow the prompts to register for access to the virtual meeting and to vote the shares. VOTE BY PHONE Call 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V63779-P24641 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ECOLAB INC. The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1: 1.Election of Directors. Nominees: For Against Abstain 1a. Judson B. Althoff ! ! ! 1b. Shari L. Ballard ! ! ! 1c. Christophe Beck ! ! ! 1d. Michel D. Doukeris ! ! ! 1e. Eric M. Green ! ! ! 1f. Marion K. Gross ! ! ! 1g. Michael Larson ! ! ! 1h. David W. MacLennan ! ! ! 1i. Tracy B. McKibben ! ! ! 1j. Lionel L. Nowell III ! ! ! 1k. Victoria J. Reich 1l. Suzanne M. Vautrinot 1m. John J. Zillmer The Board of Directors recommends you vote FOR management proposals 2, 3 and 4: Approve, on an advisory basis, the compensation of our named executive officers disclosed in the Proxy Statement. Ratify the appointment of PricewaterhouseCoopers LLP as Ecolab’s independent registered public accounting firm for the current year ending December 31, 2025. Approve amendment to the Ecolab Inc. Restated Certificate of Incorporation to limit the liability of Certain Officers as permitted by Delaware law. For Against Abstain ! ! ! ! ! ! ! ! ! For Against Abstain ! ! ! ! ! ! ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V63780-P24641Proxy — Ecolab Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ECOLAB INC. ANNUAL MEETING OF STOCKHOLDERS MAY 8, 2025 The undersigned hereby appoints Christophe Beck, Jandeen M. Boone and Theresa E. Corona, and each of them, with power of substitution to each as proxies to represent the undersigned at the Annual Meeting of Stockholders of Ecolab Inc., to be held virtually at www.virtualshareholdermeeting.com/ECL2025 at 12:30 p.m. Central Time on Thursday, May 8, 2025, and at any adjournment or postponement thereof, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting as directed on the reverse side with respect to the proposals as set forth in the Proxy Statement, and in their discretion, upon any other matters that may properly come before the meeting. This proxy will be voted as specified by the undersigned. If no such direction is given, your proxies will have the authority to vote “FOR” each of the nominees listed in proposal 1, “FOR” on proposals 2, 3 and 4 and in the discretion of the proxy holder on any other matter that may properly come before the annual meeting and any adjournment or postponement thereof. The tabulator cannot vote the shares unless you sign and return this card, or you use the telephone or Internet voting services to cast your proxy. Continued and to be signed on reverse side